UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Allianz Funds

Allianz Funds Multi-Strategy Trust

1633 Broadway

New York, New York 10019

(Name of Registrant as Specified In Its Charter)

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ALLIANZ FUNDS

ALLIANZ FUNDS MULTI-STRATEGY TRUST

1633 Broadway, New York, New York 10019

For proxy information, please call 833-934-2736

For account information, please call:

1-800-498-5413 (Institutional Class, Class R6, Class P and Administrative Class)

1-800-988-8380 (Class A, Class C and Class R Shares)

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of each of Allianz Funds (“Allianz Funds”) and Allianz Funds Multi-Strategy Trust (“MST,” and together with Allianz Funds, the “Trusts”), we are pleased to invite you to a combined special meeting (the “Meeting”) of the Shareholders of the Trusts scheduled for 10:00 a.m., Eastern time, on October 28, 2020, to be held virtually via live audio webcast at https://www.viewproxy.com/allianzfunds/broadridgevsm/, to approve a series of changes to the series of the Trusts (each a “Fund” and collectively, the “Funds”) that will allow a transition to a new management structure (the “Transition”) in line with the strategic partnership described below.i

On July 7, 2020, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), the current investment adviser to each Fund, announced that it had agreed to a strategic partnership with Virtus Investment Partners, Inc. which operates a multi-boutique asset management business. Central to the strategic partnership, and subject to certain Shareholder approvals and additional terms and conditions, affiliates of Virtus Investment Partners, Inc. will become investment adviser, distributor and/or administrator of certain of the Funds, as described in the accompanying Proxy Statement, as well as other AllianzGI U.S.-managed products. AllianzGI U.S. teams will continue to manage each Fund in a sub-advisory capacity. AllianzGI U.S.’s Dallas-based Value Equity team, formerly known as NFJ Investment Group, will join Virtus as an affiliated manager. As discussed further in the Proxy Statement, for those series of the Trusts continuing operations after the Transition (the “Continuing Funds”), Virtus has agreed to contractually limit each Continuing Fund’s expenses for two years from the closing of the Transition, so that each Continuing Fund’s net total expenses do not exceed current levels. Though the Transition will result in significant changes for the Funds, it is not expected to directly result in any change to the personnel responsible for managing the Funds’ assets or the composition of the Funds’ portfolios or in any increase in the fees or expenses borne by Fund Shareholders.

At the upcoming special Meeting, Shareholders will be asked to consider and vote with respect to certain proposals related to the Transition. Specifically, Shareholders will be asked to consider:

•	Approval of the election of thirteen (13) Trustees by Shareholders of each Trust. Three (3) nominees are currently Trustees of one or more of the Trusts;

•	Approval of a new investment advisory and sub-advisory agreements that will be necessary to complete the Transition;

•	Approval of operating under exemptive relief that would permit Virtus Investment Advisers, Inc. to manage the Funds under a manager-of-manager structure; and

•	Approval of a change in the classification of AllianzGI Focused Growth Fund from a “diversified” fund to a “non-diversified” fund by Shareholders of the Fund.

[i]

In light of uncertainties relating to the novel coronavirus pandemic (“COVID-19”), the Trusts reserve the flexibility to change the date, time, location or means of conducting the Meeting. In the event of such a change, the Trusts will issue a press release announcing the change and file the announcement as definitive additional soliciting material on the U.S. Securities and Exchange Commission’s EDGAR system, and take all other reasonable steps necessary to inform other intermediaries in the proxy process and other relevant market participants of such change among other steps. Although no decision has been made, the Trusts may consider imposing additional procedures or limitations on Meeting attendees, subject to any restrictions imposed by applicable law. The Trusts plan to announce these changes, if any, at www.us.allianzgi.com, and encourage you to check this website prior to the Meeting.

Each Trust’s Board has unanimously approved these proposals for the Trusts and recommends that each Shareholder vote for each proposal on which he or she is entitled to vote.

No matter how many shares you own, your timely vote is important. If you are not available to attend the Meeting, then please promptly give your voting instructions by telephone or via the internet by following the enclosed instructions, or you may vote by completing, signing, dating and returning the proxy card in order to avoid the added cost of follow-up solicitations. If you vote by telephone or via the internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting site and confirm that your instructions are properly recorded. If you have any questions regarding the Proxy Statement, please call Broadridge Financial Solutions, Inc. at 833-934-2736.

Thank you in advance for your participation in this important vote.

Sincerely,

Thomas J. Fuccillo
President and Chief Executive Officer

New York, New York

September 15, 2020

ALLIANZ FUNDS

ALLIANZ FUNDS MULTI-STRATEGY TRUST

1633 Broadway, New York, NY 10019

Online Virtual Meeting Only—No Physical Meeting Location

Register by going to Virtual Shareholder Meeting at:

https://www.viewproxy.com/allianzfunds/broadridgevsm/

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2020

To the Shareholders:

Notice is hereby given that a combined Special Meeting of Shareholders (the “Meeting”) of the series of Allianz Funds (“Allianz Funds”) and Allianz Funds Multi-Strategy Trust (“MST,” and together with Allianz Funds, the “Trusts,” and each series thereof a “Fund” and together, the “Funds”) scheduled for 10:00 a.m. Eastern time on October 28, 2020, to be held virtually at www.proxyvote.com.

Shareholders of the series of Allianz Funds1 and MST2 as of the Record Date will be asked to vote on the election of Trustees (proposal 1 below). Prior to the effectiveness of any of the changes reflected in the proposals to be voted on at the Meeting, the Trustees have already taken action to effect the liquidation and termination of several series of MST. With respect to all other proposals included in the Proxy Statement, only Shareholders of series of Allianz Funds and MST Funds that will be continuing in operation after consummation of the proposed management transition from Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) to Virtus Investment Advisers, Inc. (“Virtus”) (the “Transition”) will be asked to vote, in each case voting solely with respect to that Fund.

The series of Allianz Funds listed below are expected to continue to operate following the Transition. They are referred to collectively as the “AF Continuing Funds”, and are divided between the “AllianzGI-Subadvised AF Continuing Funds” and the “Value Equity AF Continuing Funds”:

AllianzGI-Subadvised AF Continuing Funds

AllianzGI Emerging Markets Opportunities Fund

AllianzGI Focused Growth Fund

AllianzGI Global Small-Cap Fund

AllianzGI Health Sciences Fund

AllianzGI Income & Growth Fund

AllianzGI Mid-Cap Fund

AllianzGI Small-Cap Fund

AllianzGI Technology Fund

[1]

As of the Record Date, the series of Allianz Funds were as follows: AllianzGI Dividend Value Fund, AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund, AllianzGI Global Small-Cap Fund, AllianzGI Health Sciences Fund, AllianzGI Income & Growth Fund, AllianzGI Mid-Cap Fund, AllianzGI International Value Fund, AllianzGI Large-Cap Value Fund, AllianzGI Mid-Cap Value Fund, AllianzGI Small-Cap Value Fund, AllianzGI Small-Cap Fund and AllianzGI Technology Fund.

[2]

As of the Record Date, the series of MST were as follows: AllianzGI Best Styles Global Equity Fund, AllianzGI Best Styles U.S. Equity Fund, AllianzGI Convertible Fund, AllianzGI Core Bond Fund, AllianzGI Core Plus Bond Fund, AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Small-Cap Fund, AllianzGI Emerging Markets SRI Debt Fund, AllianzGI Emerging Markets Value Fund, AllianzGI Floating Rate Note Fund, AllianzGI Global Allocation Fund, AllianzGI Global Dynamic Allocation Fund, AllianzGI Global Sustainability Fund, AllianzGI Green Bond Fund, AllianzGI High Yield Bond Fund, AllianzGI International Small-Cap Fund, AllianzGI Multi Asset Income Fund, AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund AllianzGI Retirement 2050 Fund, AllianzGI Retirement 2055 Fund, AllianzGI PerformanceFee Managed Futures Strategy Fund, AllianzGI PerformanceFee Structured US Equity Fund, AllianzGI Preferred Securities and Income Fund, AllianzGI Short Duration High Income Fund, AllianzGI Short Term Bond Fund, AllianzGI Structured Return Fund and AllianzGI Water Fund.

Value Equity AF Continuing Funds

AllianzGI Dividend Value Fund

AllianzGI International Value Fund

AllianzGI Large-Cap Value Fund

AllianzGI Mid-Cap Value Fund

AllianzGI Small-Cap Value Fund

The series of MST listed below are expected to continue to operate following the Transition. They are referred to collectively as the “MST Continuing Funds”, and are divided between the “AllianzGI-Subadvised MST Continuing Funds” and the “Value Equity MST Continuing Funds”:

AllianzGI-Subadvised MST Continuing Funds

AllianzGI Convertible Fund

AllianzGI Core Plus Bond Fund

AllianzGI Emerging Markets Consumer Fund

AllianzGI Global Allocation Fund

AllianzGI Global Dynamic Allocation Fund

AllianzGI Global Sustainability Fund

AllianzGI High Yield Bond Fund

AllianzGI International Small-Cap Fund

AllianzGI Preferred Securities and Income Fund

AllianzGI Short Duration High Income Fund

AllianzGI Water Fund

Value Equity MST Continuing Funds

AllianzGI Emerging Markets Value Fund

All AllianzGI-Subadvised AF Continuing Funds and AllianzGI-Subadvised MST Continuing Funds are referred to collectively as “AllianzGI-Subadvised Continuing Funds.” All Value Equity AF Continuing Funds and Value Equity MST Continuing Funds are referred to collectively as “Value Equity Continuing Funds.” NFJ Investment Group, LLC (the “Virtus Value Equity Subadviser”) will serve as subadviser to the Value Equity Continuing Funds. All current series of MST not listed above are referred to as “MST Liquidating Funds.”

As described in the Proxy Statement, the Meeting has been called for the following purposes:

1. To be voted on by all Shareholders of each Trust (including Shareholders of each Fund), voting separately by each such Trust: to elect Trustees of the Trusts, as described in Section I of the attached Proxy Statement;

2. To be voted on by all Shareholders of each of the AF Continuing Funds and MST Continuing Funds, voting separately by each such Fund: To approve a new Investment Advisory Agreement between each Trust and Virtus, as described in Section II of the attached Proxy Statement;

3A. To be voted on by all Shareholders of each of the AllianzGI-Subadvised Continuing Funds and AllianzGI-Subadvised MST Continuing Funds, voting separately by each such Fund: To approve a new Subadvisory Agreement by and among each Trust, Virtus and AllianzGI U.S., as described in Section III.A. of the attached Proxy Statement;

3B. To be voted on by all Shareholders of each of the Value Equity AF Continuing Funds and the Value Equity MST Continuing Funds, voting separately by each such Fund: To approve a new Subadvisory Agreement by and among each Trust, Virtus and the Virtus Value Equity Subadviser, as described in Section III.B. of the attached Proxy Statement;

4. To be voted on by all Shareholders of each Continuing Fund, voting separately by each such Fund: To approve a proposal authorizing Virtus to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers for the Fund or to modify subadvisory agreements for the Continuing Funds without shareholder approval, and to permit the Continuing Funds to disclose advisory and subadvisory fee information in an aggregated manner, as described in Section IV of the attached Proxy Statement;

5. To be voted on by all Shareholders of AllianzGI Focused Growth Fund (the “Focused Growth Fund”), a series of Allianz Funds: To approve a change in the classification of AllianzGI Focused Growth Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940, as amended, as described in Section V of the attached Proxy Statement; and

6. To consider and act upon such other matters as may properly come before the Meeting and any adjourned or postponed session thereof.

The Board of Trustees of each Trust unanimously recommends that you vote FOR the Proposals specified above.

Even if Shareholders approve the Proposals for a particular Fund, Proposals 1 through 4 will not move forward if Virtus and AllianzGI U.S. do not proceed with the Closing of the Transition. This is because the proposed Transition relates to a new constellation of management and distribution arrangements. With respect to each individual Continuing Fund, Proposals for the approval of new investment advisory and subadvisory agreements (Proposals 2 and 3) are contingent on one another. Approval of the new investment advisory agreement is dependent on approval of the new subadvisory agreement and vice versa; neither Proposal will proceed without approval of the other. Lastly, there may be circumstances where a Fund does not reach a quorum or a sufficient number of votes to approve a Proposal, but AllianzGI U.S. and Virtus nevertheless proceed to Closing. In the absence of Shareholder approval of the new investment advisory and subadvisory agreements for one or more Continuing Funds, there would be no automatic change to existing contractual arrangements; however, the Trustees (either acting of their own accord or responding to action taken or a proposal by AllianzGI U.S. and/or Virtus) may take such further action as they may deem to be in the best interests of the Shareholders of the relevant Funds, with one possible outcome being the liquidation and termination of those Funds.

The Boards of Trustees of the Trusts have fixed the close of business on September 10, 2020 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. With respect to each Trust, the proxy is being solicited on behalf of the Board of Trustees of such Trust.

By order of the Boards of Trustees

Angela Borreggine
Secretary and Chief Legal Officer

New York, New York

September 15, 2020

YOUR VOTE IS IMPORTANT

It is important that your shares be represented at the Meeting by virtual presence or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, then please give your voting instructions by internet, by touch-tone telephone, or by marking, dating and signing the enclosed proxy card and returning it in the prepaid envelope enclosed for your convenience to ensure that your shares are represented. Please give your voting instructions or submit your proxy card promptly in order to avoid any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 28, 2020

Shareholders can find important information about each Fund of Allianz Funds in its annual report, dated June 30, 2020, including financial reports for the fiscal year ended June 30, 2020, and in such Fund’s semi-annual report, dated December 31, 2019. Shareholders can find important information about each Fund of MST in such Fund’s annual report, dated September 30, 2019, including financial reports for the fiscal year ended September 30, 2019, and in such Fund’s semi-annual report, dated March 31, 2020. Upon request and without charge, the Trusts will furnish each person to whom the Proxy Statement is delivered with a copy of these reports. You may obtain copies of these reports without charge by calling 1-800-498-5413 (for Institutional Class, Class R6, Class P and Administrative Class Shares) or 1-800-988-8380 (for Class A, Class C and Class R Shares), by writing to the Trust at the address appearing above or on the Funds’ website at us.allianzgi.com. You may obtain copies of the Proxy Statement without charge by calling Broadridge Financial Solutions, Inc. at 833-934-2736. The Proxy Statement and any definitive additional soliciting materials will be available on the Funds’ website at https://us.allianzgi.com/documents/Allianz-Funds-and-Allianz-Multi-Strategy-Trust-Funds-Proxy.

		Page
INTRODUCTION		2
SUMMARY OF THE PROPOSALS		3
I.	PROPOSAL 1: ELECTION OF BOARDS OF TRUSTEES	4
II.	PROPOSAL 2: APPROVAL OF THE PROPOSED INVESTMENT ADVISORY AGREEMENTS	22
III.	PROPOSAL 3: APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENTS	38
	III.A. Approval of the Proposed Subadvisory Agreements with AllianzGI U.S.	40
	III.B. Approval of the Proposed Subadvisory Agreements with the Virtus Value Equity Subadviser	43
IV.	PROPOSAL 4: APPROVAL OF A PROPOSAL TO PERMIT VIRTUS TO HIRE AND REPLACE SUBADVISERS OR TO MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL, AND TO PERMIT THE FUND TO DISCLOSE ADVISORY AND SUBADVISORY FEE INFORMATION IN AN AGGREGATED MANNER	45
V.	PROPOSAL 5: APPROVAL OF THE RECLASSIFICATION OF ALLIANZGI FOCUSED GROWTH FUND FROM A “DIVERSIFIED” TO A “NON-DIVERSIFIED” FUND	49
VI.	TRUST INFORMATION	51
VII.	VOTING INFORMATION	57

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2020

The Notice of the Meeting, this Proxy Statement and the proxy card are being made available to Shareholders of record as of September 10, 2020 (the “Record Date”) beginning on or about September 15, 2020.

ALLIANZ FUNDS

1633 Broadway, New York, NY 10019

AllianzGI Dividend Value Fund

AllianzGI Emerging Markets Opportunities Fund

AllianzGI Focused Growth Fund

AllianzGI Global Small-Cap Fund

AllianzGI Health Sciences Fund

AllianzGI Income & Growth Fund

AllianzGI Mid-Cap Fund

AllianzGI International Value Fund AllianzGI Large-Cap Value Fund AllianzGI Mid-Cap Value Fund AllianzGI Small-Cap Value Fund AllianzGI Small-Cap Fund AllianzGI Technology Fund

ALLIANZ FUNDS MULTI-STRATEGY TRUST

1633 Broadway, New York, NY 10019

AllianzGI Best Styles Global Equity Fund

AllianzGI Best Styles U.S. Equity Fund

AllianzGI Convertible Fund

AllianzGI Core Bond Fund

AllianzGI Core Plus Bond Fund

AllianzGI Emerging Markets Consumer Fund

AllianzGI Emerging Markets Small-Cap Fund

AllianzGI Emerging Markets SRI Debt Fund

AllianzGI Emerging Markets Value Fund

AllianzGI Floating Rate Note Fund

AllianzGI Global Allocation Fund

AllianzGI Global Dynamic Allocation Fund

AllianzGI Global Sustainability Fund

AllianzGI Green Bond Fund

AllianzGI High Yield Bond Fund

AllianzGI International Small-Cap Fund

AllianzGI Multi Asset Income Fund

AllianzGI Retirement 2020 Fund

AllianzGI Retirement 2025 Fund

AllianzGI Retirement 2030 Fund

AllianzGI Retirement 2035 Fund

AllianzGI Retirement 2040 Fund

AllianzGI Retirement 2045 Fund

AllianzGI Retirement 2050 Fund

AllianzGI Retirement 2055 Fund

AllianzGI PerformanceFee Managed Futures Strategy Fund

AllianzGI PerformanceFee Structured US Equity Fund

AllianzGI Preferred Securities and Income Fund

AllianzGI Short Duration High Income Fund

AllianzGI Short Term Bond Fund

AllianzGI Structured Return Fund

AllianzGI Water Fund

The series of Allianz Funds listed above are expected to continue to operate following the proposed management transition from Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) to Virtus Investment Advisers, Inc. (“Virtus”) (the “Transition”). They are referred to collectively as the “AF Continuing Funds.” Prior to the effectiveness of any of the changes reflected in the proposals to be voted on at the Meeting, the Trustees have already taken action to effect the liquidation and termination of several series of the Allianz Funds Multi-Strategy Trust (“MST”). The series of MST expected to continue to operate following the Transition include AllianzGI Convertible Fund, AllianzGI Core Plus Bond Fund, AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Value Fund, AllianzGI Global Allocation Fund, AllianzGI Global Dynamic Allocation Fund, AllianzGI Global Sustainability Fund, AllianzGI High Yield Bond Fund, AllianzGI

International Small-Cap Fund, AllianzGI Preferred Securities and Income Fund, AllianzGI Short Duration High Income Fund and AllianzGI Water Fund (collectively, the “MST Continuing Funds” and together with the AF Continuing Funds, the “Continuing Funds”). It is anticipated that the Transition will be completed prior to December 31, 2020 (the “Closing”) Upon Closing of the Transition, it is also expected that the naming convention of the Continuing Funds will change. “Virtus” will be inserted before the current name of each of the AllianzGI-Subadvised Continuing Funds (as defined herein) and “Virtus NFJ” will replace “AllianzGI” in the current name of each of the Value Equity Continuing Funds (as defined herein).

INTRODUCTION

The Board of Trustees (each a “Board” or “Trustees”) of each of Allianz Funds and MST (together with Allianz Funds, the “Trusts”), is soliciting proxies from the Shareholders of each series of each Trust listed above (each, a “Fund” and together, the “Funds”) in connection with a special meeting (the “Meeting”) of Shareholders of the Funds to be at 10:00 a.m., Eastern time, on October 28, 2020 virtually at www.proxyvote.com.

The Boards have considered an arrangement pursuant to which: (i) Virtus will serve as the new investment adviser to the Continuing Funds, (ii) AllianzGI U.S. and the Virtus Value Equity Subadviser will serve as subadvisers to the Continuing Funds, and (iii) ten (10) new Trustees will take office for each of MST and Allianz Funds to serve with three of the current Trustees. Virtus offers comprehensive services and greater scale in the U.S. mutual fund business, leverage and negotiating power with service providers. As part of the Transition, affiliates of Virtus will become distributor, administrator and transfer agent for the Funds. The Funds will benefit from Virtus’ and its affiliates’ high quality of fund services and oversight, increased economies of scale, and will be well-positioned for further growth. Investment management/advisory fees for the Continuing Funds will be maintained at current levels and the Continuing Funds will have expense limitation arrangements in place that will contractually limit each Continuing Fund’s total operating expenses for all classes of shares so that, on a net basis, such expenses will be equal to or lower than current net total expenses for at least two years following the Closing. Net total operating expenses could increase after the second anniversary of the Closing unless expense limitation agreements are further continued. In addition, no changes to the portfolio management teams, investment strategies or investment processes will occur as a result of the Transition. AllianzGI U.S. will receive separate consideration annually, for a fixed period of time, from Virtus with respect to the Transition. This consideration is based on net management fees earned with respect to certain Continuing Funds. These arrangements are part of a broader strategic relationship between Virtus and AllianzGI U.S. relating to the Continuing Funds in this Proxy Statement and other retail products currently sponsored and managed by AllianzGI U.S.

Shareholders are NOT being asked to vote on the Transition. Rather, Shareholders are being asked to vote on the Proposals, listed below, that are being presented to them as a result of the Transition. The Closing of the Transition is dependent on the mutual agreement of Virtus and AllianzGI U.S. to proceed with their strategic partnership and transition operational control of the Continuing Funds. Even if Shareholders approve the Proposals for a Trust or a particular Fund, Proposals 1 through 4 will not move forward if Virtus and AllianzGI U.S. do not proceed with the Closing of the Transition. This is because the proposed Transition relates to a new constellation of management and distribution arrangements. With respect to each individual Continuing Fund, Proposals for the approval of new investment advisory and subadvisory agreements (Proposals 2 and 3) are contingent on one another. Approval of the new investment advisory agreement is dependent on approval of the new subadvisory agreement and vice versa; neither Proposal will proceed without approval of the other. Lastly, there may be circumstances where a Fund does not reach a quorum or a sufficient number of votes to approve a Proposal, but AllianzGI U.S. and Virtus nevertheless proceed to Closing. In the absence of Shareholder approval of the new investment advisory and subadvisory agreements for one or more Continuing Funds, there would be no automatic change to existing contractual arrangements; however, the Trustees (either acting of their own accord or responding to action taken or a proposal by AllianzGI U.S. and/or Virtus) may take such further action as they may deem to be in the best interests of the Shareholders of the relevant Funds, with one possible outcome being the liquidation and termination of those Funds.

The Notice of the Meeting, this Proxy Statement and the proxy card are being made available to Shareholders of record as the Record Date beginning on or about September 15, 2020. Upon request and without charge, the Trusts will furnish each person to whom this Proxy Statement is delivered with a copy of the Funds’ latest annual and semi-annual reports (if any) to Shareholders. You may obtain copies of one or more reports without charge by calling 1-800-498-5413 (for Institutional Class, Class R6, Class P and Administrative Class Shares) or 1-800-988-8380 (for Class A, Class C and Class R Shares), by writing to the Trust at the address appearing above or on the Funds’ website at us.allianzgi.com.

The Meeting is being called for the following purposes: (1) to elect Trustees of the Trusts, (2) to approve a new Investment Advisory Agreement between each Trust and Virtus, (3) to approve new Subadvisory Agreements between each Trust and each of AllianzGI U.S. and the Virtus Value Equity Subadviser, (4) to approve reliance by Virtus upon certain manager of managers exemptive relief from the U.S. Securities and Exchange Commission (“SEC”), (5) to approve a change in the classification of AllianzGI Focused Growth Fund from a “diversified” fund to a “non-diversified” fund, and (6) to transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

SUMMARY OF THE PROPOSALS

As summarized below, the Shareholders of the Funds have the right to vote on:

1. the election of Trustees of the Trusts, as described in Section I below;

2. the approval of a new Investment Advisory Agreement between each Trust and Virtus, as described in Section II below;

3. the approval of a Subadvisory Agreement by and among each Trust, Virtus and AllianzGI U.S. and by and among each Trust, Virtus and the Virtus Value Equity Subadviser, as described in Section III below;

4. the approval authorizing Virtus to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers for the Fund or to modify subadvisory agreements for the Continuing Funds without shareholder approval, and to permit the Continuing Funds to disclose advisory and subadvisory fee information in an aggregated manner, as described in Section IV below;

5. the approval of a change in the classification of AllianzGI Focused Growth Fund from a “diversified” fund to a “non-diversified” fund, as described in Section V below; and

6. To consider and act upon such other matters as may properly come before the Meeting and any adjourned or postponed session thereof.

The Boards of the Trusts know of no business other than the Proposals set forth herein to be considered at the Meeting. If any other business is properly presented before the Meeting, including any adjournment or postponement thereof, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Trusts are located at 1633 Broadway, New York, New York 10019.

I. ELECTION OF BOARDS OF TRUSTEES

Background

The Boards of the Trusts, or the “Boards”, are responsible for the overall management of the Trusts and each Fund thereof, including general supervision and review of the Funds’ investment activities. The Boards of the Trusts, in turn, elect the officers of the Funds who are responsible for administering the Funds’ day-to-day operations. Among other things, the Boards generally oversee the portfolio management of the Funds and review and approve the Funds’ advisory and subadvisory agreements, as discussed in detail below. Each Board is currently composed of eleven Trustees, nine of whom are not currently “interested persons” of the Trusts (“the Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and two of whom are “interested persons” as defined in Section 2(a)(19) of the 1940 Act (the “Interested Trustees”).

As part of the Transition, it is proposed that at the Meeting the thirteen nominees described herein (the “Nominees”) be elected to the Boards of the Trusts (the “Post-Closing Board”). The Boards of Trustees propose that three (3) of such Nominees, Sarah E. Cogan, Deborah A. DeCotis and F. Ford Drummond, who are Trustees continue to serve as Trustees of the Trusts. In addition, the Boards of Trustees propose that the remainder of the Nominees, each of whom currently serves as a director/trustee on the boards of the Virtus-Advised Funds (as defined below), be newly elected as Trustees of the Trusts. As part of the strategic partnership with Virtus, AllianzGI U.S. agreed to use its reasonable efforts, subject to all applicable laws and fiduciary duties, to obtain a positive recommendation of the Boards of Trustees with respect to the new Nominees. The current Boards of the Trusts considered the benefits to the Funds of the Boards of Trustees being comprised of both incumbent Trustees and nominees that currently serve on the boards of trustees for certain open-end and closed-end funds for which Virtus and/or its affiliates provide investment advisory services (each a “Virtus-Advised Fund and collectively, the “Virtus-Advised Funds”). Among the anticipated benefits, the current Boards of the Trusts considered the familiarity of the new Nominees with the investment and organizational philosophies, capabilities, personnel and ethics of Virtus and the incumbent Nominees’ familiarity and experience with AllianzGI U.S., the individual Funds and their investment strategies, and the portfolio managers responsible for the Funds’ day-to-day management. Accordingly, the Boards considered the attendant benefits to the Funds of having Post-Closing Boards comprised of Nominees with prior experience either serving the Trusts or with oversight and management of funds advised by Virtus, as well as the likelihood of enhanced efficiency of the Boards after the Transition given this experience. The Boards noted that Virtus operates a multi-manager asset management business comprising the Virtus-Advised Funds, and that each Virtus-Advised Fund has its own investment process and brand. The Boards also noted that, notwithstanding the individuality of such Virtus-Advised Funds, the oversight and leadership structures that underpin the management of such Virtus-Advised Funds, including Virtus’ investment oversight, is notably consistent across the Virtus complex. They also considered the importance of having the continuity of the three incumbent Nominees who are familiar with the Funds and their investment strategies, the Funds’ prior performance history and the portfolio managers responsible for the Funds subject to Virtus’ oversight. The current Boards of the Trusts noted the foregoing factors, among others, as consistent with good governance and that the election of the proposed Nominees, was not likely to adversely affect the Funds.

In selecting the Nominees, the Boards also considered representations from Virtus and AllianzGI U.S. regarding the expected enhanced administrative and cost efficiencies of a unified, integrated Post-Closing Board responsible for overseeing the Virtus-Advised Funds, including the Funds. In this connection, it is expected that the three incumbent Nominees named above also will be proposed for nomination to the boards of the current Virtus-Advised Funds in order to achieve a unified Post-Closing Board with overlapping Board members. Such appointment is expected to have the additional effect of aligning the Funds’ proposed governance structure with the governance structure of Virtus-Advised Funds, if approved by the Post-Closing Boards, and to provide related operational and logistical efficiencies in the oversight of the broader complex of funds managed by Virtus.

Lastly, the Boards of the Trusts considered that the Fifth Amended and Restated Agreement and Declaration of Trust of Allianz Funds and the Amended and Restated Agreement and Declaration of Trust of MST (each a “Declaration of Trust” and together the “Declarations of Trust”), do not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) each Trust will hold a Shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders; and (ii) if, as a result of a vacancy in a board of trustees, less than two-thirds of the trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. The business of each Trust is managed under the direction of such Trust’s Board. Subject to the provisions of each Trust’s Declaration of Trust, its Bylaws and the laws of the Commonwealth of Massachusetts, the current Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of each Trust’s officers.

Election of Nominees

In consideration of the various foregoing considerations, the current Boards of the Trusts have determined that, if the proposed investment advisory agreements and subadvisory agreements are approved by Shareholders and entered into by the Trusts, it would be in the best interests of the Funds and their Shareholders if the Post-Closing Boards were each comprised of the Nominees.

Accordingly, the Boards of the Trusts now propose that the following persons be newly elected as Trustees of the Trusts: George R. Aylward, Donald C. Burke; Sidney E. Harris; John R. Mallin; Connie D. McDaniel; Philip R. McLoughlin; Geraldine M. McNamara; James M. Oates; R. Keith Walton; and Brian T. Zino, and that the following incumbent Trustees be elected as Trustees of the Trusts: Sarah E. Cogan; Deborah A. DeCotis; and F. Ford Drummond. Twelve of the Nominees, as indicated in the table below, are not expected to be “interested persons” of the Trusts as defined in Section 2(a)(19) of the 1940 Act (the “Disinterested Nominees”), and one of the Nominees, as indicated in the table below, is expected to be an “interested person” (defined as noted above) (the “Interested Nominee”).

At meetings held by live webcast on August 27 and August 31, 2020, the current Governance and Nominating Committees of the Boards of the Trusts, the voting members of which are Independent Trustees, nominated each of the Nominees to stand for election by Shareholders, and the Boards of the Trusts determined to propose such Nominees, who are described below, for election by Shareholders at the Meeting.

Information about Nominees

Information about the Nominees is presented below. Except as shown, each Nominee’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Nominee may have held different positions with such employer(s).

Disinterested Nominees

Name, Address and Year of Birth(1)	Position with the Trusts	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) To Be Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee
Donald C. Burke 1960	None.	N/A	Retired.	104	Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

Sarah E. Cogan 1956 1633 Broadway, New York, NY 10019	Trustee	AF/MST: Since January 2019	Of Counsel, Simpson Thacher & Bartlett LLP (“STB”) (law firm). Formerly, Partner, STB (1989-2018); Director, Girl Scouts of Greater New York (since 2016) and Trustee, Natural Resources Defense Council, Inc. (since 2013).	32	None.

Deborah A. DeCotis 1952 1633 Broadway, New York, NY 10019	Trustee	AF: Since June 2014 MST: Since March 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); and Principal, LaLoop LLC, a retail accessories company (1999-2014).	32	None.

F. Ford Drummond 1962 1633 Broadway, New York, NY 10019	Trustee	AF: Since January 2006 MST: Since December 2014	Owner/Operator, Drummond Ranch; and Board Member, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMIHealth Plans (benefits administration); and Chairman, Oklahoma Water Resources Board.	32	Director, BancFirst Corporation.

Sidney E. Harris 1949	None.	N/A	Retired.	100	Trustee (since 2013), KIPP Metro Atlanta; Trustee (1999 to 2019) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.

John R. Mallin 1950	None.	N/A	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	100	Director (since 2013), Horizons, Inc. (non-profit).

Connie D. McDaniel 1958	None.	N/A	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company.	100	Director (since 2019), Global Payments Inc.; Trustee (2014 to 2019), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.

Philip R. McLoughlin 1946	None.	N/A	Retired.	104	Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg).

Name, Address and Year of Birth(1)	Position with the Trusts	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) To Be Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee
Geraldine M. McNamara 1951	None.	N/A	Retired.	104	None.

James M. Oates 1946	None.	N/A	Managing Director (since 1994), Wydown Group (consulting firm).	100	Trustee (since 2005) and Chairperson (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; and Director (since 1996), Stifel Financial.

R. Keith Walton 1964	None.	N/A	Senior Adviser (since 2018), Vatic Labs, LLC; Venture Partner (since 2019) Plexo, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Principal and Chief Administrative Officer (2006 to 2019) and Partner (since 2006), Global Infrastructure Partners.	100	Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Limited Funds; Trustee (2014 to 2017), AZ Service; and Director (since 2006), Blue Crest Capital Management Funds.

Brian T. Zino 1952	None.	N/A	Retired. Various roles (1982 to 2008), J. & W. Seligman & Co. Incorporated, including President (1994 to 2008).	100	Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; and Member, Board of Governors of ICI (1998 to 2008).

Interested Nominee

Name and Age(1)	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee
George R. Aylward(3) 1964	None.	N/A	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	102	None.

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Virtus Investment Partners, Inc., One Financial Plaza, Hartford, Connecticut 06103.
(2)

The number of portfolios to be overseen by the Trustee or Nominee displayed assumes that all Continuing Funds successfully transition to the Virtus complex after the consummation of the Transition. For the each of the three incumbent Trustees, the number of portfolios to be overseen includes seven AllianzGI U.S.-sponsored closed-end funds that the incumbent Trustee currently presides over.

(3)	Mr. Aylward would be an “interested person” of the Trusts on account of the positions he currently holds at Virtus and affiliates of Virtus.

The term of office of each person elected as Trustee will be until his or her successor is elected and qualified. Each of the Nominees has agreed to serve as a Trustee if elected. If any of the Nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxy may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than thirteen.

Trustee Qualifications

The Boards have determined that each Nominee should serve or continue to serve, as the case may be, as a Trustee based on several factors (none of which alone is decisive). All of the Nominees have served on either the Boards of the Trusts or on the board of the Virtus-Advised Funds, and all of the Nominees that are not currently Trustees are familiar with the oversight of Virtus and its service provider arrangements, including its use of a manager-of-managers structure. Among the factors the Boards considered when concluding that an individual should serve on the Post-Closing Boards were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Post-Closing Boards; (iii) in respect of each incumbent Nominee that is a Trustee, the individual’s previous working relationship on the Boards, and their familiarity with the Funds’ and their strategies, as well as the portfolio managers responsible for managing the Funds; (iv) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (v) how the individual’s skills, experiences and attributes, including with respect to diversity, would contribute to an appropriate mix of relevant skills and experience on each Post-Closing Board. The following is a summary of various qualifications, experiences and skills of each Nominee (in addition to business experience during the past five years set forth in the table above) that contributed to the Boards’ conclusion that an individual should serve on each Post-Closing Board. References to qualifications, experiences and skills are not intended to hold out the Boards or individual Nominees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Post-Closing Boards by reason thereof.

Interested Nominee

George R. Aylward — Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus Investment Partners, Inc. He also holds various executive positions with Virtus, VP Distributors, LLC and Virtus Fund Services, LLC, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of several open-end and closed-end funds managed by Virtus and its affiliates. Mr. Aylward would be an “interested person” of the Trusts on account of the positions he currently holds at Virtus and affiliates of Virtus.

Disinterested Nominees

Donald C. Burke — Mr. Burke, currently retired, has extensive experience with mutual funds, including as president and Chief Executive Officer of a major fund complex, and subsequently as an independent trustee of another major fund complex. He also has extensive knowledge of the utility industry, derived from his service on the board of a public company involved in the production, transmission and distribution of energy. He is also a director/trustee of several open-end and closed-end funds managed by Virtus and its affiliates.

Sarah E. Cogan — Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at Simpson Thacher & Bartlett LLP, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her experience as counsel to the Independent Trustees of the series of the Trusts and as counsel to other independent trustees, investment companies and asset management firms.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a trustee of Stanford University and Smith College and as a director of Armor Holdings and The Helena Rubinstein Foundation, Stanford Graduate School of Business.

F. Ford Drummond — Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also serves as a member and is a past chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state.

Sidney E. Harris — Dr. Sidney Harris has extensive knowledge of best practices in executive management, familiarity with international business practices and expertise in corporate strategy implementation, risk management, technology, asset management compliance and investments. Dr. Harris is currently Professor and Dean Emeritus at the J. Mack Robinson College of Business at Georgia State University. He has been affiliated with the J. Mack Robinson College of Business since 1997, serving as Professor (1997 to 2014) and Dean (1997 to 2004). Most recently, Dr. Harris was Professor of Computer Information Systems, Management and International Business. Prior to joining Georgia State University, Dr. Harris was Professor (1987 to 1996) and former Dean (1991 to 1996) of the Peter F. Drucker Graduate School of Management at Claremont Graduate University (currently Peter F. Drucker and Masotoshi Ito Graduate School of Management). He served as Independent Trustee of the RidgeWorth Funds Board of Trustees (2004 to 2017) and as Independent Chairman (2007 to 2017). He served as a member of the RidgeWorth Funds Governance and Nominating Committee (2004 to 2017) and Audit Committee (2006 to 2017). Dr. Harris previously served on the Board of Transamerica Investors (1995 to 2005). Dr. Harris is a Director of Total System Services, Inc. He served on the Board of Directors of KIPP Metro Atlanta, served as Chairman of the International University of the Grand-Bassam (IUGB) Foundation (2012 to 2017), and serves on the Board of Directors of the IUGB Foundation (since 2012). Dr. Harris also serves as a Trustee of the Mutual Funds Directors Forum (since 2019).

John R. Mallin — Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a trustee of several other open-end funds managed by Virtus.

Connie D. McDaniel — Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel also served as a Director of Total System Services, Inc. (2014 to 2019) and currently serves as a Director of Global Payments Inc. and as Chair of the Georgia State University Robinson College of Business Board of Advisors.

Philip R. McLoughlin — Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002.

Geraldine M. McNamara — Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a trustee of several open-end and closed-end funds managed by Virtus and its affiliates.

James M. Oates — Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and served for a number of years as the Chairman of the Board of a large family of mutual funds unaffiliated with the Trust. Mr. Oates is also a director/trustee of several open-end and closed-end funds managed by Virtus and its affiliates.

R. Keith Walton — Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School. Mr. Walton was a Director of Systematica Investments Limited Funds (2006 to 2019) and a Director of BlueCrest Capital Management Limited Funds (2006 to 2017). He is also the founding Principal and Chief Administrative Officer at Global Infrastructure Partners (since 2006) and a Director of Blue Crest Capital Management Funds (since 2006).

Brian T. Zino — Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing Closed End Investment Companies, a family of mutual funds, institutional accounts and operating a trust company (1998 to 2009). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of ICI (1998 to 2008).

Current and Anticipated Board Leadership Structures

As noted above, the Boards of Trustees are recommending the election of thirteen (13) Trustees. Three (3) of the Nominees are currently Trustees of both of the Trusts. Shareholder approval of the foregoing Proposal is expected to lead to changes in the leadership structure of the Boards. While any such changes would be implemented after the Closing, the Boards anticipate the new leadership structure to be identical to what the existing Virtus-sponsored mutual funds currently have in place, subject to approval by the Post-Closing Boards. In order to provide a helpful point of comparison, provided below are the current leadership structures of the Boards of Trustees and the anticipated structures post-Closing, subject to approval by the Post-Closing Boards.

Current Board Leadership Structure

As noted above, the current Boards of the Trusts are composed of eleven Trustees, nine of whom are Independent Trustees and two of whom are Interested Trustees. An Independent Trustee serves as Chairman of the Trustees (the “Independent Chairman”) and is selected by vote of the majority of the Independent Trustees. The Independent Chairman presides at meetings of the Boards of the Trusts and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Boards of the Trusts from time to time.

The Boards of the Trusts meet regularly four times each year to discuss and consider matters concerning the Trusts and the applicable Funds, and also hold special meetings to address matters arising between regular meetings. The Board of Allianz Funds met five times during the most recent fiscal year. The Board of MST met seven times during the most recent fiscal year. The Independent Trustees regularly meet outside the presence of each Trust’s management and are advised by independent legal counsel. Regular meetings generally take place in-person3; other meetings may take place in-person or by telephone.

The Boards of the Trusts have established six standing Committees (each a “Committee” and collectively, the “Committees”) to facilitate the Trustees’ oversight of the management of the Trusts, as discussed in greater detail below: the Audit Oversight Committee, the Governance and Nominating Committee, the Contracts Committee, the Compliance and Risk Oversight Committee, the Performance Committee and the Valuation Committee.

Each Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees on the Boards and limiting Committee chairs to Independent Trustees, is appropriate in light of the characteristics and circumstances of the applicable Trust. In reaching this conclusion, each Board considered, among other things, the role of AllianzGI U.S. in the day-to-day management of Fund affairs, the extent to which the work of the Boards is conducted through the Committees, the number of portfolios that comprise the Trusts overseen, the variety of asset classes those series include, the net assets of each Fund overseen, and the investment advisory, administration, distribution and other service arrangements of each Fund. Each Board also believes that its structure, including the presence of one or more Trustees who are executives with various entities affiliated with AllianzGI U.S., the Interested Trustee(s), facilitates an efficient flow of information concerning the management of the Trusts to the Independent Trustees.

Anticipated Board Leadership Structure

The leadership structures of Virtus-Advised Funds and their boards are generally consistent across the Virtus complex. It is expected that the post-Closing leadership structures and philosophies of the Post-Closing Boards will align with the structures and philosophies of other Virtus-Advised Funds and their boards, subject to the Post-Closing Boards’ approval. Therefore, if the Nominees are elected and take office as Trustees, it is anticipated that the Post-Closing Boards will each consist of thirteen Trustees, twelve of whom are anticipated to be Independent Trustees and one of whom is anticipated to be an Interested Trustee. The boards of other Virtus-Advised Funds meet regularly four times per year, and it is anticipated that the Post-Closing Boards will do the same and hold special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, it is anticipated that the Post-Closing Boards will establish several standing committees to assist the in performing their oversight responsibilities, and that each such committees will each appoint a chairperson. It is anticipated that the Post-Closing Boards will also designate working groups or ad hoc committees, as appropriate.

[3]

Due to the effects of the novel coronavirus (“COVID-19”) pandemic, and public health and safety concerns related to in-person meetings in light of COVID-19, each Board has availed itself of recent SEC conditional exemptive relief from the in-person board meeting and voting requirements of the 1940 Act and the rules thereunder.

It is expected that the Post-Closing Boards will establish the following four committees: the audit committee, the executive committee, the compliance committee and the governance and nominating committee.

The Post-Closing Board will appoint an Independent Trustee to serve in the role of chairman. The chairman’s primary role is expected to be to participate in the preparation of the agenda for meetings of the Post-Closing Boards and the identification of information to be presented to the Post-Closing Boards with respect to matters to be acted upon. The chairman is also expected to preside at all meetings of the Post-Closing Boards and between meetings generally would act as a liaison with the Trusts’ service providers, officers, legal counsel, and the other Trustees. It is anticipated that the chairman will also perform such other functions as may be requested by the Post-Closing Boards from time to time. Except for any duties specified herein or pursuant to the Declarations of Trust or Bylaws, or as assigned by the Post-Closing Boards, it is expected that the designation of chairman will not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Post-Closing Boards, generally.

The proposed post-Closing leadership structure, including a supermajority of Independent Trustees, would be appropriate because it would allow each Post-Closing Board to exercise informed and independent judgment over matters under its purview, and it would allocate areas of responsibility among committees or working groups of the Trustees and the full Post-Closing Board of each Trust in a manner that enhances effective oversight. In addition, the presence of at least one Interested Trustee on each Post-Closing Board would bring corporate and financial viewpoints that are crucial elements in any board’s decision-making process as well as transparency regarding Virtus’ internal operations and decision-making.

The leadership structure of each Post-Closing Board may be changed at any time and in the discretion of the relevant Post-Closing Board, including in response to changes in circumstances or the characteristics of the applicable Trust.

Current and Anticipated Committees of the Boards of Trustees

As noted above, the Boards of Trustees are recommending that Virtus replace AllianzGI U.S. as the investment manager of each Trust pursuant to a proposed new investment advisory agreement between the Trust and Virtus, as described in Section II. In addition, the Boards of Trustees are recommending the approval of the election of thirteen (13) Trustees, three (3) of which are currently Trustees of both of the Trusts. Shareholder approval of the foregoing proposals, as well as other proposals of the Boards of Trustees, are expected to lead to changes in the composition, structure and functions of some or all of the Committees of the Boards of Trustees currently in place, including but not limited to the number of standing Committees. Provided below are the current Committees of the Boards of Trustees and the anticipated committees post-Closing.

Current Committees of the Boards of Trustees

Audit Oversight Committee. The Trusts’ Boards have established Audit Oversight Committees in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Trust’s Audit Oversight Committee is currently composed of Messrs. Drummond, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon, and Mses. Cogan and DeCotis, each of whom is an Independent Trustee. Mr. Jacobson is the current Chair of the Trust’s Audit Oversight Committee.

Each Trust’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for the Funds and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Funds, and approves non-audit services to be performed by the independent registered public accounting firm for certain affiliates, including the Adviser and entities in a control relationship with the Adviser, that provide services to the Funds where the engagement relates directly to the operations and financial reporting of the Funds. Each Audit Oversight Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm. The Audit Oversight Committee of Allianz Funds convened five times during the fiscal year ended June 30, 2020. The Audit Oversight Committee of MST convened four times during the fiscal year ended September 30, 2019.

Compliance and Risk Oversight Committee. Each Trust’s Compliance and Risk Oversight Committee is currently composed of Messrs. Drummond, Fuccillo, Holt, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon and Mses. Cogan and DeCotis. Mr. Drummond is the current Chair of each Trust’s Compliance and Risk Oversight Committee. The Compliance and Risk Oversight Committees’ responsibilities include providing oversight with respect to trading, regulatory and fiduciary compliance matters involving the Trust, reviewing and making recommendations regarding compliance policies and procedures, receiving reports from the CCO as to the results of internal audit functions, advising the Boards on matters relating to the CCO and serving as principal liaison between the applicable Board and compliance officers. The Committees also have responsibilities with respect to oversight of AllianzGI U.S.’s risk management program relating to the Funds, including operational, reputational, cybersecurity, business continuity and information technology risks, and they also review and oversee the Boards’ processes for overseeing the management of various areas of risk applicable to the Funds by AllianzGI U.S. and perform any other risk oversight functions delegated to them by the Boards. The Compliance and Risk Oversight Committee of Allianz Funds convened four times during the fiscal year ended June 30, 2020. The Compliance and Risk Oversight Committee of MST convened four times during the fiscal year ended September 30, 2019.

Contracts Committee. Each Trust’s Contracts Committee is currently composed of Messrs. Drummond, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon, and Mses. Cogan and DeCotis, each of whom is an Independent Trustee. Ms. Cogan is the current Chair of each Trust’s Contracts Committee. The Contracts Committees’ responsibilities include reviewing and considering the annual renewal of the Funds’ investment advisory and administration and distribution agreements and plans, as well as evaluating legal, regulatory and other developments involving the Trust. The Contracts Committee of Allianz Funds convened seven times during the fiscal year ended June 30, 2020. The Contracts Committee of MST convened six times during the fiscal year ended September 30, 2019.

Governance and Nominating Committee. Each Trust’s Governance and Nominating Committee is currently composed of Messrs. Drummond, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon, and Mses. Cogan and DeCotis, each of whom is an Independent Trustee. Mr. Rappaport is the Chair of each Trust’s Governance and Nominating Committee. The Governance and Nominating Committees’ responsibilities include the oversight of matters relating to the functions and duties of the Boards of Trustees (including education initiatives of the Boards) and the screening and nomination of candidates for election to the Boards of Trustees as independent trustees of the Trusts. It is the policy of each of the Governance and Nominating Committees to consider trustee nominees recommended by Shareholders. The procedures by which Shareholders can submit nominee recommendations to the Governance and Nominating Committees are summarized below. The Governance and Nominating Committees will periodically review and recommend for approval by each Board the structure and level of compensation and any related benefits to be paid or provided by its Trust to the Independent Trustees for their services on such Board and any committees thereof. The Governance and Nominating Committee of Allianz Funds convened four times during the fiscal year ended June 30, 2020. The Governance and Nominating Committee of MST convened four times during the fiscal year ended September 30, 2019.

Qualifications, Evaluation and Identification of Trustee Nominees. Each Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Governance and Nominating Committee for nomination as a Trustee. The Governance and Nominating Committees may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the

Boards; (ii) relevant industry and related experience; (iii) educational background; (iv) ability, judgment and expertise; and (v) overall diversity of the Boards’ composition. The Governance and Nominating Committees may consider candidates for Trustee recommended by the applicable Trust’s current Trustees, the Trust’s officers, the investment adviser, Shareholders of any Fund and any other source the Governance and Nominating Committees deem appropriate. The Governance and Nominating Committees may, but are not required to, retain a third-party search firm at the Trusts’ expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Governance and Nominating Committees will review and consider nominees recommended by Shareholders to serve as Trustee, provided that the recommending Shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Exhibit A to each Trust’s Governance and Nominating Committee Charter and attached as Appendix A to this Proxy Statement. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the applicable Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to the Governance and Nominating Committee Charter, available at https://us.allianzgi.com/documents/Nominating-Committee-Charter.

The Governance and Nominating Committees have full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Governance and Nominating Committees will be nominated for election to the applicable Board of Trustees.

Performance Committee. Each Trust’s Performance Committee is currently composed of Messrs. Drummond, Fuccillo, Holt, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon and Mses. Cogan and DeCotis. Mr. MacLeod is the current Chair of each Trust’s Performance Committee. The Performance Committees’ responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Funds’ investment adviser, AllianzGI U.S. The Performance Committee of Allianz Funds convened nine times during the fiscal year ended June 30, 2020. The Performance Committee of MST convened eight times during the fiscal year ended September 30, 2019.

Valuation Committee. Each Trust’s Valuation Committee is currently composed of Messrs. Drummond, Fuccillo, Holt, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon, and Mses. Cogan and DeCotis. Mr. Ogden is the current Chair of each Trust’s Valuation Committee. The Valuation Committees have been delegated responsibility by each Trust’s Board of Trustees for overseeing determinations of the fair value of the Funds’ portfolio securities on behalf of such Board in accordance with the Funds’ valuation procedures. The Valuation Committees review and approve procedures for the fair valuation of the Funds’ portfolio securities and periodically reviews information from the adviser, AllianzGI U.S., regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and make related recommendations to the full Boards and assist the full Boards in resolving particular fair valuation and other valuation matters. The Valuation Committee of Allianz Funds convened eight times during the fiscal year ended June 30, 2019. The Valuation Committee of MST convened four times during the fiscal year ended September 30, 2019.

Anticipated Committees of the Boards of Trustees Post-Closing

If approved by the Post-Closing Boards, it is expected that the Post-Closing Boards will align with the standing committee structure approach adopted by other Virtus-Advised Funds and their boards and implemented across the Virtus complex, if and once approved by the Post-Closing Boards. Certain functions overseen by a particular Committee under the Boards’ current governance structure will be overseen by new or different committees, or in some cases, by the full Post-Closing Boards.

Audit Committee. The audit committee will be responsible for overseeing the accounting and auditing policies and practices. The audit committee typically reviews the Funds’ financial reporting procedures, their system of internal control, the independent audit process, and the Funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the code of ethics. It is expected that the Post-Closing Boards’ audit committees will be composed entirely of Independent Trustees. It is also expected that the Post-Closing Boards’ audit committees will meet four times during each fiscal year.

Compliance Committee. The compliance committee is responsible for overseeing the Funds’ compliance matters. The compliance committee typically oversees and reviews (1) information provided by the Funds’ officers, including the Funds’ CCO, the Funds’ investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; (4) cybersecurity programs; and (5) distribution programs. It is expected that the Post-Closing Boards’ compliance committees will be composed entirely of Independent Trustees. It is also expected that the Post-Closing Boards’ compliance committees will meet four times each fiscal year.

Executive Committee. The executive committee will act as a delegate of the Post-Closing Board. The executive committee acts on behalf of the Boards when they are not in session, subject to limitations as set by the Boards. It is expected that the Post-Closing Boards’ executive committees will be composed entirely of Independent Trustees. It is also expected that the Post-Closing Boards’ executive committees will meet at least once each fiscal year.

Governance and Nominating Committee. The governance and nominating committee is responsible for developing and maintaining governance principles applicable to the Funds it oversees, for nominating individuals to serve as trustees, including as Independent Trustees, and annually evaluating the board and other committees. It is expected that the Post-Closing Boards’ governance and nominating committees will be composed entirely of Independent Trustees. It is also expected that the Post-Closing Boards’ governance and nominating committees will meet four times each fiscal year.

The governance and nominating committee typically considers candidates for trusteeship and makes recommendations to such board with respect to such candidates. There are typically no specific required qualifications for trusteeship. The governance and nominating committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an independent trustee.

It is expected that the governance and nominating committees of the Post-Closing Boards will each adopt a policy related to the consideration of trustee nominees recommended by Shareholders. Under such policy, it is expected that an individual Shareholder or Shareholder group submitting a nomination would be required to hold either individually or in the aggregate for at least one full year as of the date of nomination 5% of the shares of a series of the applicable Trust, among other qualifications and restrictions. Shareholders or Shareholder groups submitting nominees would be expected to comply with all requirements set forth in such policy for consideration of Trustee nominees recommended by Shareholders and any such submission must be in writing, directed to the attention of the governance and nominating committees of the Post-Closing Boards in care of the applicable Trust’s secretary, whom it is anticipated will be appointed by the Post-Closing Boards, and would be expected to include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an independent trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Current Risk Oversight

Under the current management and governance structure, each of the Funds has retained AllianzGI U.S. to provide investment advisory services and administrative services. AllianzGI U.S. is immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of AllianzGI U.S. and its affiliates serve as the Trusts’ officers, including the Trusts’ principal executive officer and principal financial and accounting officer, chief compliance officer (“CCO”) and chief legal officer. AllianzGI U.S. employs different processes, procedures and controls to identify and manage different types of risks that may affect the Funds. The Boards oversee the performance of these functions by AllianzGI U.S., both directly and through the Committee structure it has established. For example, the Boards’ Compliance and Risk Oversight Committees provide oversight with respect to regulatory and fiduciary compliance matters involving the Trusts, reviewing and making recommendations regarding compliance policies and procedures and receiving reports from the CCO as to the results of internal audit functions, among other oversight activities. The Boards receive from AllianzGI U.S. a wide range of reports and presentations, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds and the Trusts as a whole. These include, among others, reports and presentations on investment risks, custody and valuation of the Funds’ assets, compliance with applicable laws, the Funds’ financial accounting and reporting and the Boards’ oversight of risk management functions. The Boards also regularly receive, from the Funds’ principal underwriter and the CCO (as defined below), reports regarding the distribution, sale and marketing of the Funds’ shares, as well as related risks. In addition, the Boards meet periodically with the individual portfolio managers of the Funds or their delegates to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. In the course of these meetings and discussions with AllianzGI U.S., the Boards have emphasized the importance of maintaining vigorous risk-management programs and procedures.

In addition, the Board has appointed a CCO of the Trusts. The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The constellation of Compliance Policies includes policies and procedures related to the oversight of third-party service providers by the Boards and/or AllianzGI U.S., including with respect to the Funds’ principal underwriter or distributor, administrator, transfer agent, and custodian/accounting agent, as applicable. The CCO reports directly to the Independent Trustees, interacts with individuals within AllianzGI U.S.’s organization including its Head of Risk Management, and provides presentations to the Boards at their quarterly meetings and an annual report on the application of the Compliance Policies. The Boards periodically discuss relevant risks affecting the Trusts with the CCO at these meetings. The Boards have approved the Compliance Policies and review the CCO’s reports. Further, the Boards annually review the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Boards recognize that the reports they receive concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Boards recognize that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Boards’ risk management oversight is subject to substantial limitations.

Anticipated Risk Oversight Post-Closing

As a registered management investment company, each Trust is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Post-Closing Boards are expected to oversee the management of each Trust’s risk management structure by each Trust’s investment adviser, administrator, distributor, transfer agent, officers and others. It is anticipated that the responsibility to manage the Funds’ risk management structure on a day-to-day basis will be subsumed within the other responsibilities of these parties.

Subject to consideration and approval by the Post-Closing Boards, the Post-Closing Boards will consider risk management issues as part of their general oversight responsibilities throughout the year at regular meetings of the Post-Closing Boards and their committees, and within the context of any ad hoc communications with each Trust’s service providers and officers. It is expected that each Trust’s investment adviser, administrator, distributor, transfer agent, officers and legal counsel will prepare regular reports to the relevant Post-Closing Board that address certain investment, valuation, compliance and other matters, and it is expected that such Post-Closing Board as a whole or its committees will also receive special written reports or presentations on a variety of risk issues at the request of such Post-Closing Board, a committee, its chairman or a senior officer.

The Post-Closing Boards will receive regular written reports describing and analyzing the investment performance of the Funds. In addition, it is anticipated that the portfolio managers of the Funds will meet with the applicable Post-Closing Board periodically to discuss portfolio performance and answer the applicable Post-Closing Board’s questions with respect to portfolio strategies and risks. To the extent that a Fund changes a primary investment strategy, it is expected that the applicable Post-Closing Board would be consulted in advance with respect to such change.

Each Post-Closing Board will receive regular written reports from each Trust’s Chief Financial Officer that would enable such Post-Closing Board to monitor the number of fair valued securities in the Funds’ portfolios, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports would also include information concerning illiquid securities within the Funds’ portfolios. It is expected that each Post-Closing Board and/or its audit committee will also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.

Each Post-Closing Board will also receive regular compliance reports prepared by the compliance staff of Virtus and its affiliates and meet regularly with each Trust’s CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees of the Post-Closing Boards will meet regularly in executive session with each Trust’s CCO, and the CCO will prepare and present an annual written compliance report to each Post-Closing Board. Each Trust’s CCO, as well as the compliance staff of Virtus, will provide the respective Post-Closing Board with reports on certain examinations of functions and processes within the compliance staff of Virtus that might affect the Funds. It is expected that each Post-Closing Board will also adopt compliance policies and procedures for its Trust and approve such procedures for the Trust’s service providers. It is further expected that such compliance policies and procedures will be specifically designed to detect and prevent violations of the federal securities laws.

In its annual review of the Funds’ advisory and distribution agreements, it is anticipated that each Post-Closing Board will review information provided by Virtus and the Funds’ distributor relating to their operational capabilities, financial conditions and resources. Each Post-Closing Board is expected to also discuss particular risks that are not addressed in its regular reports and processes.

Each Post-Closing Board will recognize that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Post-Closing Boards will review periodically the effectiveness of their oversight of the Funds and the other Virtus-Advised Funds and the processes and controls in place to limit identified risks. Each Post-Closing Board might, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Securities Ownership

As of August 31, 2020, to the best knowledge of each Trust, the Trustees, Nominees and officers as a group owned less than 1% of the outstanding shares of each class of the Funds, except as set forth below.

Fund	Class	Percent of Class Beneficially Owned
AllianzGI Emerging Markets Opportunities Fund	Class R6	2.51%
AllianzGI Global Allocation Fund	Institutional Class	6.61%
AllianzGI International Value Fund	Class R6	6.43%
AllianzGI Short Duration High Income Fund	Class R6	1.23%
AllianzGI Small-Cap Fund	Class R6	11.56%
AllianzGI Best Styles Global Equity Fund	Class A	16.13%
AllianzGI Best Styles Global Equity Fund	Institutional Class	2.30%
AllianzGI PerformanceFee Structured US Equity Fund	Class R6	5.58%

For each Trustee and Nominee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee or Nominee in each Fund overseen or to be overseen and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee or Nominee within the Trusts’ family of investment companies, based on the market value of such equity securities as of August 31, 2020. The dollar ranges used in the table are: (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following table includes securities in which a Nominee holds an economic interest through the deferred compensation plan described below.

Securities Ownership as of August 31, 2020

Name	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee	Aggregate Dollar Range of Equity Securities in Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies
Nominees
Donald C. Burke(2)		None.
Sarah E. Cogan(1)(2)		Over $100,000
AllianzGI Best Styles Global Equity Fund	$10,001-$50,000
AllianzGI Emerging Markets Opportunities Fund	$10,001-$50,000
AllianzGI Focused Growth Fund	$10,001-$50,000
AllianzGI Global Sustainability Fund	$10,001-$50,000
AllianzGI Green Bond Fund	$10,001-$50,000
AllianzGI Health Sciences Fund	$10,001-$50,000
AllianzGI Income & Growth Fund	$10,001-$50,000
AllianzGI Small-Cap Fund	$10,001-$50,000
AllianzGI Small-Cap Value Fund	$10,001-$50,000
AllianzGI Technology Fund	$10,001-$50,000
AllianzGI Water Fund	$10,001-$50,000
Deborah A. DeCotis(1)(2)		Over $100,000
AllianzGI Best Styles Global Equity Fund	Over $100,000
AllianzGI Technology Fund	Over $100,000
F. Ford Drummond(1)(2)		Over $100,000
AllianzGI Best Styles Global Equity Fund	Over $100,000
AllianzGI Convertible Fund	Over $100,000
AllianzGI Dividend Value Fund	Over $100,000
AllianzGI Emerging Markets Opportunities Fund	Over $100,000
AllianzGI Focused Growth Fund	Over $100,000
AllianzGI Income & Growth Fund	Over $100,000
AllianzGI Performance Fee Structured US Equity Fund	Over $100,000
AllianzGI Short Duration High Income Fund	Over $100,000
AllianzGI Small-Cap Value Fund	Over $100,000
AllianzGI Technology Fund	Over $100,000
Sidney E. Harris(2)		None.
John R. Mallin(2)		None.
Connie D. McDaniel(2)		None.
Phillip R. McLoughlin(2)		None.
Geraldine M. McNamara(2)		None.
James M. Oates(2)		None.
R. Keith Walton(2)		None.
Brian T. Zino(2)		None.
George R. Aylward(3)		None.

(1)	Current Trustee.
(2)	Independent Trustees or Disinterested Nominees, as applicable.
(3)	Interested Nominees.

The Nominees and their immediate family members did not beneficially own any securities in an investment adviser or principal underwriter of the Trusts, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trusts, as of August 31, 2020.

Trustees’ Compensation

The following table sets forth information regarding compensation received by Nominees who were Independent Trustees as of December 31, 2019. (Trustees who are interested persons of the Trusts and officers of the Trusts receive no compensation from the Trust).

Name of Trustee	Aggregate Compensation from Trusts(1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees for Calendar Year Ended December 31, 2019(1)(2)
Deborah A. DeCotis	$206,135	$0	$0	$535,000
F. Ford Drummond	210,521	0	0	240,000
Sarah E. Cogan	218,907	0	0	470,000

(1)

All compensation figures in this table include payments deferred by Trustees for the relevant period. As of December 31, 2019, the total amount of deferred compensation accrued and outstanding across the Fund Complex (relating to deferrals during the calendar year ended December 31, 2019 and any prior years) was $3,107,672 for Mr. Drummond.

(2)

In addition to the Funds, which are managed by AllianzGI U.S., during each Fund’s most recently completed fiscal year, each of Mses. Cogan and DeCotis served as trustees of certain funds managed by Pacific Investment Management Company LLC (the “PIMCO Funds”). The Funds and the PIMCO Funds are considered to be in the same Fund Complex as the Funds. Ms. Cogan currently serves as trustee or director of 83 funds in the Fund Complex, including the PIMCO Funds. Ms. DeCotis currently serves as trustee or director of 84 funds in the Fund Complex. For the calendar year ended December 31, 2019, amounts received by these Trustees from Allianz-Sponsored Funds were for Mses. Cogan and DeCotis, $245,000 and $235,000, respectively. These amounts are included in the Fund Complex totals in the table above.

Certain Material Interests of Trustees

The Trustees, including the Trustees that are Nominees, did not have any direct or indirect material interest in any material transactions since the beginning of the most recently completed fiscal year, nor did the Trustees have any direct or indirect interest in any material proposed transactions since the beginning of the most recently completed fiscal year to which AllianzGI U.S., or any parent or subsidiary of AllianzGI U.S. or any subsidiary of such parent of such entities, was or is to be a party.

Shareholder Communications with the Boards of Trustees

Current Board of Trustees

Each Board has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to each Board to the attention of the Board, c/o Angela Borreggine, Chief Legal Officer, Allianz Global Investors U.S. LLC, 1633 Broadway, New York, New York 10019. Shareholder communications should identify (i) the Shareholder, (ii) the Fund or Funds that they are writing about, (iii) the firm through which the Shareholder purchased the Fund or Funds and (iv) the share class they own (if known).

These procedures do not apply to any communication from an officer or Trustee or any communication from any employee or agent of a Trust, unless such communication is made solely in such employee’s or agent’s capacity as a Shareholder, but do apply to any Shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act, or any communication made in connection with such a proposal.

Each Board has designated the applicable Trust’s President, or his designee (which may or may not be an officer of the Trust), as the designated representative to attend the Meeting.

Anticipated Board of Trustees Post-Closing

The Post-Closing Board is expected to adopt procedures by which Shareholders may send communications to the Board that are substantially similar to the current procedures. However, Shareholders are expected to be directed to mail written communications to the Board in care of the applicable Trust’s Secretary, at One Financial Plaza, Hartford, Connecticut 06103.

Trustee Indemnification

Each Declaration of Trust provides that the particular Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except with respect to any matter as to which it has been determined that (i) they have not acted in good faith in the reasonable belief that their actions were in or were not opposed to the best interests of the Trust, or (ii) such indemnification would relieve any officer or Trustee of any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Each Declaration of Trust also provides for the advancement of defense expenses in certain circumstances and for indemnification in the event of settlement, provided that a quorum of the Independent Trustees finds, or independent legal counsel opines, that the person seeking indemnification acted in accordance with the standard above. The Bylaws of each Trust provide that such finding or opinion may be based upon a rebuttable presumption that the person seeking indemnification neither has engaged in willful misfeasance, nor has acted in bad faith, with gross negligence or in reckless disregard of his or her duties. The Trustees and officers of each Trust are covered by liability insurance.

Information about the Trusts, including certain information about AllianzGI U.S., the principal underwriter and administrator, independent registered public accounting firm, executive officers and the interests of certain persons appears below under “Section VI — Trust Information.”

Required Vote

The proposal requires a vote by the Shareholders of each Trust. Shareholders of each Trust, including each Fund and class of shares thereof, will vote collectively as a single class, but separately from the other Trust, on the election of each Nominee to the particular Trust’s Board. The election of each Nominee must be approved by a vote of a plurality of the relevant Trust’s shares voted at the Meeting telephonically or by proxy. A vote of a “plurality” of shares means that a Nominee would only need get more votes than a competing candidate to be elected to the relevant Trust’s Board. Assuming a quorum, since each of the Nominees is running unopposed, each Nominee effectively needs only one vote to be elected. The outcome of the proposal for one Trust will not impact the outcome of the proposal for the other Trust. The Closing of the Transition is dependent on the mutual agreement of Virtus and AllianzGI U.S. to proceed with their strategic partnership and transition operational control of the Continuing Funds. Proposal 1 will not move forward if Virtus and AllianzGI U.S. do not proceed with the Closing of the Transition. Shareholders will have the opportunity to vote both in advance of and during the Meeting.

THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE TRUSTS AND THEIR FUNDS VOTE FOR EACH NOMINEE.

II. APPROVAL OF THE PROPOSED INVESTMENT ADVISORY AGREEMENTS

Introduction

As noted previously, the Boards of the Trusts have considered an arrangement pursuant to which Virtus will serve as the new investment adviser to the AF Continuing Funds and MST Continuing Funds (each as defined below) upon consummation of the Transition.

The following Funds constitute the “AF Continuing Funds” and are divided between the “AllianzGI-Subadvised AF Continuing Funds” and the “Value Equity AF Continuing Funds”:

AF Continuing Funds

AllianzGI-Subadvised AF Continuing Funds

AllianzGI Emerging Markets Opportunities Fund

AllianzGI Focused Growth Fund

AllianzGI Global Small-Cap Fund

AllianzGI Health Sciences Fund

AllianzGI Income & Growth Fund

AllianzGI Mid-Cap Fund

AllianzGI Small-Cap Fund

AllianzGI Technology Fund

Value Equity AF Continuing Funds

AllianzGI Dividend Value Fund

AllianzGI International Value Fund

AllianzGI Large-Cap Value Fund

AllianzGI Mid-Cap Value Fund

AllianzGI Small-Cap Value Fund

The following Funds constitute the “MST Continuing Funds” and are divided between the “AllianzGI-Subadvised MST Continuing Funds” and the “Value Equity MST Continuing Funds”:

MST Continuing Funds

AllianzGI-Subadvised MST Continuing Funds

AllianzGI Convertible Fund

AllianzGI Core Plus Bond Fund

AllianzGI Emerging Markets Consumer Fund

AllianzGI Global Allocation Fund

AllianzGI Global Dynamic Allocation Fund

AllianzGI Global Sustainability Fund

AllianzGI High Yield Bond Fund

AllianzGI International Small-Cap Fund

AllianzGI Preferred Securities and Income Fund

AllianzGI Short Duration High Income Fund

AllianzGI Water Fund

Value Equity MST Continuing Funds

AllianzGI Emerging Markets Value Fund

Shareholders of the AF Continuing Funds and MST Continuing Funds are being asked to approve the proposed investment advisory agreement with Virtus (this Proposal 2); Shareholders of the AllianzGI-Subadvised AF Continuing Funds and the AllianzGI-Subadvised MST Continuing Funds are being asked to approve a new

Subadvisory Agreement with AllianzGI U.S. (Proposal 3A); and Shareholders of the Value Equity AF Continuing Funds and the Value Equity MST Continuing Funds are being asked to approve a new Subadvisory Agreement with the Virtus Value Equity Subadviser (Proposal 3B).

The Closing of the Transition is dependent on the mutual agreement of Virtus and AllianzGI U.S. to proceed with their strategic partnership and transition operational control of the Continuing Funds. Proposal 3 (including Proposals 3A and 3B) will not move forward if Virtus and AllianzGI U.S. do not proceed with the Closing of the Transition. With respect to each individual Continuing Fund, Proposals for the approval of new investment advisory and subadvisory agreements (Proposals 2 and 3) are contingent on one another. Approval of the new investment advisory agreement is dependent on approval of the new subadvisory agreement and vice versa; neither Proposal will proceed without approval of the other. Lastly, there may be circumstances where a Fund does not reach a quorum or a sufficient number of votes to approve a Proposal, but AllianzGI U.S. and Virtus nevertheless proceed to Closing. In the absence of Shareholder approval of the new investment advisory and subadvisory agreements for one or more Continuing Funds, there would be no automatic change to existing contractual arrangements; however, the Trustees (either acting of their own accord or responding to action taken or a proposal by AllianzGI U.S. and/or Virtus) may take such further action as they may deem to be in the best interests of the Shareholders of the relevant Funds, with one possible outcome being the liquidation and termination of those Funds.

The Boards’ and AllianzGI U.S.’s Rationale for the Proposal

Background. While AllianzGI U.S. has served the Trusts well for many years, it has determined to exit the U.S. fund business except in its role as subadviser. AllianzGI U.S. believes the proposal to replace AllianzGI U.S. with Virtus as each Trust’s investment adviser and for affiliates of Virtus to assume responsibility for administrative services for each Trust is likely to enhance the Continuing Funds’ growth opportunities, expanding the Continuing Funds’ access and presence in the U.S. retail markets. The combination of AllianzGI U.S.’s portfolio management expertise with Virtus’ investment oversight, retail distribution, and administration capabilities is intended to result in mutually beneficial growth.

Operational and Administrative Efficiencies. The Boards and AllianzGI U.S. believe that each Continuing Fund’s Shareholders will benefit by moving to a combined management structure due, in part, to the operational and administrative efficiencies that are expected to result from the Transition. In coming to this conclusion, the Boards and AllianzGI U.S. considered, among other things, the following factors:

•

Virtus offers the Continuing Funds an integrated set of high-quality investment management, administrative and distribution/aftermarket support services under a single platform, which each Board and AllianzGI U.S. believe will allow for greater efficiencies, operational economies of scale and enhanced coordination among various investment management and administrative functions.

•	Virtus provides comprehensive and quality fund services; strong legal and compliance controls; and greater scale, leverage and negotiating power with service providers.

•

Virtus Fund Services, LLC, which is the fund administrator affiliated with Virtus provides administrative services for approximately $44 billion in assets (as of July 31, 2020), including in open-end funds and closed-end funds which, like the Continuing Funds, are U.S. registered investment companies.

•	Virtus has substantial prior experience in the administration of U.S. registered open-end funds.

•

The same investment professionals who are currently responsible for managing each Continuing Fund’s portfolios will continue to do so following the Transition, and each Continuing Fund will continue to have the same investment objective(s), investment strategies and policies following the Transition.

Description of the Current Investment Management Agreements

AllianzGI U.S. currently serves as the investment manager for each MST Continuing Fund pursuant to an Investment Management Agreement and as the investment adviser and administrator for each Allianz Funds’ Continuing Fund pursuant to an Investment Advisory Agreement (the “Current IMA(s)”). The Board of each Trust, including a majority of the Independent Trustees, most recently approved the continuation of each Trust’s Current IMA on June 25, 2020. The following chart provides the date of the Current IMA with respect to each Continuing Fund and the date such agreement was last submitted to such Continuing Fund’s Shareholders for approval.

Allianz Funds Multi-Strategy Trust	Date of Current Agreement	Date Submitted to Shareholders
AllianzGI Convertible Fund	December 11, 2017	April 9, 2010
AllianzGI Core Plus Bond Fund	December 11, 2017	March 6, 2018
AllianzGI Emerging Markets Consumer Fund	December 11, 2017	November 25, 2014
AllianzGI Emerging Markets Value Fund	December 11, 2017	December 18, 2012
AllianzGI Global Allocation Fund	December 11, 2017	May 1, 2009
AllianzGI Global Dynamic Allocation Fund	December 11, 2017	April 27, 2009
AllianzGI Global Sustainability Fund	December 11, 2017	November 25, 2014
AllianzGI High Yield Bond Fund	December 11, 2017	April 9, 2010
AllianzGI International Small-Cap Fund	December 11, 2017	April 9, 2010
AllianzGI Preferred Securities and Income Fund	December 11, 2017	March 6, 2018
AllianzGI Short Duration High Income Fund	December 11, 2017	October 3, 2011
AllianzGI Water Fund	December 11, 2017	March 31, 2008

Allianz Funds	Date of Current Agreement	Date Submitted to Shareholders
AllianzGI Dividend Value Fund	October 1, 2016	May 8, 2000
AllianzGI Emerging Markets Opportunities Fund	October 1, 2016	May 27, 2004
AllianzGI Focused Growth Fund	October 1, 2016	January 17, 1997
AllianzGI Global Small-Cap Fund	October 1, 2016	January 17, 1997
AllianzGI Health Sciences Fund	October 1, 2016	January 17, 1997
AllianzGI Income & Growth Fund	October 1, 2016	February 28, 2011
AllianzGI International Value Fund	October 1, 2016	November 2, 2009
AllianzGI Large-Cap Value Fund	October 1, 2016	May 8, 2000
AllianzGI Mid-Cap Fund	October 1, 2016	April 2, 2012
AllianzGI Mid-Cap Value Fund	October 1, 2016	February 28, 2011
AllianzGI Small-Cap Fund	October 1, 2016	November 2, 2009
AllianzGI Small-Cap Value Fund	October 1, 2016	January 17, 1997
AllianzGI Technology Fund	October 1, 2016	January 17, 1997

Services. Under the terms of each Current IMA, AllianzGI U.S., subject to the supervision of the Board, is obligated to furnish continuously an investment program for the Continuing Funds, to make investment decisions on behalf of the Continuing Funds, to place all orders for the purchase and sale of portfolio securities, and to provide administrative services reasonably necessary for the operation of the Continuing Funds, including but not limited to furnishing office space and equipment, providing bookkeeping and clerical services (excluding determination of net asset value and Shareholder accounting services) and paying all salaries, fees and expenses of the officers and Trustees of the Continuing Funds who are affiliated with AllianzGI U.S. Each Current IMA provides that AllianzGI U.S. may alternatively, at its expense, select and contract with portfolio managers to perform investment management services for the Continuing Funds, in which case the obligation of AllianzGI U.S. under the Current IMA with respect to the investment management of a Continuing Fund is to determine and review with the portfolio manager the investment policies of the Continuing Fund. In such cases, the portfolio manager shall have the obligation of furnishing continuously an investment program, making investment decisions and placing trades for the Continuing Fund, adhering to applicable investment objectives, policies and restrictions, and placing all orders for the purchase and sale of portfolio securities and other investments for the Continuing Fund. AllianzGI U.S. (and not the Continuing Fund) is responsible for compensating any such portfolio manager under the Current IMAs.

Compensation. As compensation for AllianzGI U.S.’s services rendered, and for the facilities furnished and for the expenses borne by AllianzGI U.S., each Continuing Fund pays AllianzGI U.S. a management fee under the applicable Current IMA. The management fees are accrued daily and paid monthly.

Allianz Funds Multi-Strategy Trust	Annual Management Fee Rate Under the MST Investment Management Agreement(1)
AllianzGI Convertible Fund	0.57%
AllianzGI Core Plus Bond Fund	0.30%
AllianzGI Emerging Markets Consumer Fund	0.85%
AllianzGI Emerging Markets Value Fund	0.85%
AllianzGI Global Allocation Fund	0.70%
AllianzGI Global Dynamic Allocation Fund	0.70%
AllianzGI Global Sustainability Fund	0.80%
AllianzGI High Yield Bond Fund	0.48%
AllianzGI International Small-Cap Fund	1.00%
AllianzGI Preferred Securities and Income Fund	0.45%
AllianzGI Short Duration High Income Fund	0.48%
AllianzGI Water Fund	0.95%

(1)	Management fees are set at an annualized rate based on the average daily net assets of each MST Continuing Fund.

Allianz Funds	Annual Management Fee Rate Under the Allianz Funds Investment Advisory Agreement(1)(2)
AllianzGI Dividend Value Fund	0.45%
AllianzGI Emerging Markets Opportunities Fund	0.85%
AllianzGI Focused Growth Fund	0.45%
AllianzGI Global Small-Cap Fund	0.90%
AllianzGI Health Sciences Fund	0.80%
AllianzGI Income & Growth Fund	0.65%
AllianzGI International Value Fund	0.60%
AllianzGI Large-Cap Value Fund	0.45%
AllianzGI Mid-Cap Fund	0.47%
AllianzGI Mid-Cap Value Fund	0.55%
AllianzGI Small-Cap Fund	0.60%
AllianzGI Small-Cap Value Fund	0.60%
AllianzGI Technology Fund	0.90%

(1)	Management fees are set at an annualized rate based on the average daily net assets of each Allianz Funds’ Continuing Fund.
(2)	Management fees rates provided here for Allianz Funds only account for fees attributable to advisory services under the unitary fee structure.

In addition to the investment management fees paid by each Continuing Fund under its Current IMA as described above, MST currently directly bears expenses for other administrative services and costs outside of its Current IMA, including expenses associated with various third-party service providers, such as audit, custodial, legal, transfer agency, printing and other services required by the Continuing Funds. The fees and expenses for these services are currently included in each Continuing Fund’s total expenses and are borne by the Common Shareholders of the Continuing Fund.

Each of the Allianz Funds pays for the advisory and administrative services it requires under what is essentially an all-in or unitary fee structure. While each AF Continuing Fund pays a fee under separate agreements for the advisory and administrative services it requires, these services are provided in a “suite of services” structure. AllianzGI U.S., as the investment manager and administrator, provides both the advisory and administrative services to the AF Continuing Funds. Although provided under separate agreements, together these services are essential to the daily operations of the AF Continuing Funds. The AF Continuing Funds made the below payments to AllianzGI U.S. in its capacity as administrator under the AF Continuing Funds’ current unitary fee arrangement during the prior fiscal year.

AF Continuing Fund	Year Ended 6/30/20
Dividend Value Fund	$4,151,984
Emerging Markets Opportunities Fund	840,810
Focused Growth Fund	3,567,688
Global Small-Cap Fund	384,355
Health Sciences Fund	612,304
Income & Growth Fund	16,493,957
International Value Fund	680,336
Large-Cap Value Fund	1,107,945
Mid-Cap Fund	1,225,838
Mid-Cap Value Fund	1,765,868
Small-Cap Fund	301,461
Small-Cap Value Fund	2,596,130
Technology Fund	5,361,073
TOTAL	$39,089,749

The MST Continuing Funds have not made any material payments other than those described above to AllianzGI U.S., or any affiliated person of AllianzGI U.S., during the last fiscal year.

Term/Termination/Amendment. Each Current IMA took full force and effect as to the applicable Continuing Fund for an initial two-year period, and has been subject thereafter to annual approval in accordance with the 1940 Act (i.e., approval by the Board of Trustees, or a majority of the Continuing Fund’s outstanding voting securities and, in either event, by the vote cast in person by a majority of the Independent Trustees). Each Current IMA can also be terminated without penalty at any time (i) by the applicable Continuing Fund (either by vote of a majority of the Continuing Fund’s outstanding voting securities or by vote of a majority of Trustees); or (ii) by AllianzGI U.S., in each case on 60 days’ written notice delivered to the other party. Additionally, each Current IMA terminates automatically in the event of its assignment (as defined in the 1940 Act). A Current IMA may not be materially amended unless such material amendment is approved at a meeting by the affirmative vote of a majority of the outstanding voting securities of the applicable Continuing Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Trustees of the applicable Continuing Fund.

If the Proposal is approved with respect to a Continuing Fund, the Trust’s Current IMA will be terminated with respect to that Continuing Fund in connection with the effectiveness of the Continuing Fund’s proposed investment advisory agreements (“Proposed Investment Advisory Agreements”).

Liability. Each Current IMA provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of AllianzGI U.S., or reckless disregard of its obligations and duties under the applicable Current IMA, AllianzGI U.S., including its officers, directors and partners, will not be subject to any liability to the applicable Continuing Fund, or to any Shareholder, officer, partner or Trustee thereof, for any act or omission in the course of, or in connection with, rendering services under such Current IMA.

Description of the Proposed Investment Advisory Agreements

At meetings held via live webcast on August 27 and 31, 2020, the Board of each Trust, including the Independent Trustees, unanimously approved, subject to the approval of the Shareholders of the applicable Trust, the Proposed Investment Advisory Agreement(s) between Virtus and each Trust, a form of which is attached to this Proxy Statement as Appendix B. The description of the Proposed Investment Advisory Agreements below describes the material terms of the form of agreement in Appendix B.

Services. Pursuant to the Proposed Investment Advisory Agreements, Virtus shall provide to each Trust the below investment management services:

•	Investment research, advice and supervision;

•	An investment program for the Continuing Funds under each Trust

o	consistent with their investment objectives, policies and procedures; and

o

designed to manage cash, cash equivalents and short-term investments for each such Continuing Fund with respect to assets designated from time to time to be managed by a sub-adviser to each such Continuing Fund

•	Determinations as to Continuing Fund assets’ liquidity and monitor assets that are not liquid;

•	Advice and assistance on the general operations of the Trust; and

•	Regular reports to the Trustees on the implementation of each Continuing Fund’s investment program.

Virtus will also furnish at its own expense, or pay the expenses of each Trust for, the following:

•	Office facilities, including office space, furniture and equipment;

•

Personnel necessary to perform the functions required to manage the investment and reinvestment of each Continuing Fund’s assets (including those required for research, statistical and investment work);

•	Compensation and expenses, if any, of the Trustees who are also affiliated persons of Virtus or any of its affiliated persons; and

•	Any sub-adviser recommended by the Virtus and appointed to act on behalf of each Trust.

Compensation. Under the Proposed Investment Advisory Agreements, as compensation for Virtus’ services rendered, and for the facilities furnished and for the expenses borne by Virtus, each Continuing Fund will pay Virtus an advisory fee, accrued daily and paid monthly, at the rates set forth below. These rates mirror the investment management/advisory rates described above under the Current IMAs.

Allianz Funds Multi-Strategy Trust	Annual Management Fee Rate Under each Proposed Investment Advisory Agreement(1)
AllianzGI Convertible Fund	0.57%
AllianzGI Core Plus Bond Fund	0.30%
AllianzGI Emerging Markets Consumer Fund	0.85%
AllianzGI Emerging Markets Value Fund	0.85%
AllianzGI Global Allocation Fund	0.70%
AllianzGI Global Dynamic Allocation Fund	0.70%
AllianzGI Global Sustainability Fund	0.80%
AllianzGI High Yield Bond Fund	0.48%
AllianzGI International Small-Cap Fund	1.00%
AllianzGI Preferred Securities and Income Fund	0.45%
AllianzGI Short Duration High Income Fund	0.48%
AllianzGI Water Fund	0.95%

(1)	Management fees are set at an annualized rate based on the average daily net assets of each MST Continuing Fund.

Allianz Funds	Annual Management Fee Rate Under each Proposed Investment Advisory Agreement(1)
AllianzGI Dividend Value Fund	0.45%
AllianzGI Emerging Markets Opportunities Fund	0.85%
AllianzGI Focused Growth Fund	0.45%
AllianzGI Global Small-Cap Fund	0.90%
AllianzGI Health Sciences Fund	0.80%
AllianzGI Income & Growth Fund	0.65%
AllianzGI International Value Fund	0.60%
AllianzGI Large-Cap Value Fund	0.45%
AllianzGI Mid-Cap Fund	0.47%
AllianzGI Mid-Cap Value Fund	0.55%
AllianzGI Small-Cap Fund	0.60%
AllianzGI Small-Cap Value Fund	0.60%
AllianzGI Technology Fund	0.90%

(1)	Management fees are set at an annualized rate based on the average daily net assets of each Allianz Funds’ Continuing Fund.

Comparison of Current IMAs and the Proposed Investment Advisory Agreements.

Fees and Expenses.

The tables in Appendix C set forth the total annual expenses incurred by each Continuing Fund during its most recent fiscal year (expressed as a percentage of net assets) and estimates of the pro forma total annual expenses that each Continuing Fund would have incurred during the same period if the Proposed Investment Advisory Agreement had been in place. With respect to the series of Allianz Funds, the tables illustrate that the investment advisory fees under the Proposed Investment Advisory Agreement would be lower than the management fees currently payable by the series of Allianz Funds under its unitary fee structure, while the “Other Expenses” payable under the Current IMA would be higher if those Continuing Funds were operating under the Proposed Investment Advisory Agreement because each such Fund’s administrative services, which are currently paid by AllianzGI U.S. out of the unitary fee, would be included in “Other Expenses” under the Proposed Investment Advisory Agreement in which administrative services are provided under a separate agreement. The fees payable under the Proposed Investment Advisory Agreement, when added to the administration fee, are expected to result in most classes of shares of the series of Allianz Funds having lower total expenses before fee waivers or expense reimbursements paid by Shareholders than under the Current IMA, as indicated in the tables. The tables also illustrate that the investment advisory fees under the Proposed Investment Advisory Agreement applicable to the series of MST would be the same as the management fees currently payable by the series of MST under the Current IMA. The fees payable under the Proposed Investment Advisory Agreement, when added to the administration fee, are expected to result in the classes of most series of MST having total expenses before fee waivers or expense reimbursements that are higher than under the Current IMA, as indicated in the tables.

The following table shows the share class or classes of the Continuing Funds that are expected to have higher total annual fund operating expenses (not including contractual limitations on expenses) under the Proposed Investment Advisory Agreement when compared to the Current IMA.

Continuing Fund	Class A	Class C	Class R	Institutional Class	Class R6	Class P	Administrative Class
AllianzGI Convertible Fund	•	•	•	•			•
AllianzGI Core Plus Bond Fund
AllianzGI Dividend Value Fund				•			•
AllianzGI Emerging Markets Consumer Fund	•			•
AllianzGI Emerging Markets Opportunities Fund
AllianzGI Emerging Markets Value Fund	•	•		•		•
AllianzGI Focused Growth Fund
AllianzGI Global Allocation Fund	•	•	•	•	•	•	•
AllianzGI Global Dynamic Allocation Fund	•	•	•	•	•	•	•
AllianzGI Global Small-Cap Fund	•	•		•	•	•
AllianzGI Global Sustainability Fund
AllianzGI Health Sciences Fund
AllianzGI High Yield Bond Fund	•	•	•	•	•	•	•
AllianzGI Income & Growth Fund
AllianzGI International Small-Cap Fund	•	•	•	•	•
AllianzGI International Value Fund				•			•
AllianzGI Large-Cap Value Fund				•			•
AllianzGI Mid-Cap Fund
AllianzGI Mid-Cap Value Fund
AllianzGI Preferred Securities and Income Fund
AllianzGI Short Duration High Income Fund	•	•		•	•	•
AllianzGI Small-Cap Fund	•	•		•	•	•
AllianzGI Small-Cap Value Fund				•			•
AllianzGI Technology Fund
AllianzGI Water Fund	•	•		•		•

Expense Limitation Arrangements.

Virtus has also agreed to continue to contractually limit each Continuing Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement is effective, so that each Continuing Fund’s net total expenses do not exceed the Continuing Fund’s net total expenses immediately before such effectiveness. Further to this agreement, Virtus may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. Net total expenses could increase after the second anniversary of the Closing unless expense limitation agreements are further continued.

Currently, certain of the MST Continuing Funds have expense limitation arrangements in place with AllianzGI U.S. under which AllianzGI U.S. may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. AllianzGI U.S. and Virtus intend to propose a continuation of this arrangement following the Closing, whereby amounts waived or reimbursed by AllianzGI U.S. while it remained the primary investment manager of the relevant MST Continuing Funds will be subject to recoupment paid directly to AllianzGI U.S. from the relevant Funds on substantively the same terms for the same three-year period. AllianzGI U.S. and Virtus expect that these recoupment amounts, to the extent paid to AllianzGI U.S., would be included in total expenses for purposes of calculating recoupment under Virtus’ post-Transition expense limitation arrangement described above. Under no circumstances would recoupment amounts be eligible for payment directly to AllianzGI U.S. after the Transition unless and until the Board of Trustees of MST, including the Independent Trustees, determine that such arrangement is appropriate for the relevant MST Continuing Funds.

The Proposed Investment Advisory Agreement is substantially similar to the Current IMA, except that Virtus will not provide administrative functions under the Proposed Investment Advisory Agreement for the Continuing Funds. Virtus Fund Services (“VFS”) would provide corresponding services to the Continuing Funds as the Continuing Funds’ administrator and would also act as the Continuing Funds’ transfer agent under the new combined management structure. Any material differences between the Proposed Investment Advisory Agreements and the Current IMAs are described below. The following is intended to be an overview and is not intended to be a comprehensive description of all of the Proposed Investment Advisory Agreements’ terms.

Material Differences in Compensation.

Under both the Current IMAs and the Proposed Investment Advisory Agreements, each Trust pays a monthly fee to the Adviser based on the average daily net assets of each Continuing Fund. With respect to the series of Allianz Funds, the investment advisory fees under the Proposed Investment Advisory Agreement are lower than the management fees currently payable by the Continuing Funds under the Current IMA, because the Current IMA contemplates a unitary fee structure in which the Continuing Funds pay AllianzGI a single fee out of which AllianzGI is compensated for investment advisory and administrative functions and pays third party service providers. An affiliate of Virtus is expected to be paid administration and transfer agency fees under separate agreements, so a portion of the decrease in management fees is expected to shift to “Other Expenses” rather than being eliminated. However, eliminating the unitary fee structure is expected to result in most of the series of Allianz Funds having lower total expenses before waivers or reimbursement than they do under the Current IMA. With respect to the series of MST, each MST Continuing Fund will pay Virtus an advisory fee equal to the management fee it currently pays under the applicable Current IMA. The Current IMA for the series of MST also includes a range of services including certain administrative services. These administrative services will not be included under the Proposed Investment Advisory Agreements. Corresponding administrative services are expected to be included under a new administration agreement with VFS. Virtus has separately agreed to contractually limit each Continuing Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement is effective, so that each Continuing Fund’s net total expenses do not exceed the Continuing Fund’s net total expenses immediately before such effectiveness. The management and advisory fees are accrued daily and paid monthly.

Material Differences in Other Terms.

The Proposed Investment Advisory Agreements will be governed under the laws of Massachusetts and any suit, action or proceeding brought by any Shareholder would be brought exclusively in the courts of Massachusetts, whereas the Current IMAs either fall under California law or do not otherwise specify. The Proposed Investment Advisory Agreements also include a confidentiality clause whereby parties to the agreement shall treat all information and actions pertaining to the Continuing Funds as confidential. There are no confidentiality provisions under the Current IMAs.

Virtus Fund Comparisons.

Although Virtus manages other open-end and closed-end funds, Virtus does not manage any other funds or accounts that it has determined are substantially similar to the Continuing Funds, which is one reason it has pursued a strategic partnership with AllianzGI U.S.

Effective Date.

If the Proposed Investment Advisory Agreements are approved by Shareholders, they will take effect with respect to the applicable Trust concurrent with the termination of the Current IMAs. The actual effective date of the Proposed Investment Advisory Agreements for each Trust will be at a date and time mutually agreeable to the Continuing Funds, Virtus and AllianzGI U.S. in order to effect an efficient transition for the Continuing Funds and their Shareholders.

Term/Termination/Amendment.

The Proposed Investment Advisory Agreements, if approved by Shareholders, will remain in full force and effect as to each Continuing Fund, unless sooner terminated by such Continuing Fund, for an initial two year period and shall continue thereafter on an annual basis with respect to each Continuing Fund provided that such continuance is specifically approved at least annually (i) by either the Trustees or a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund; and (ii) the terms and any continuation of the Proposed Investment Advisory Agreements have been approved by a majority of the Trustees who are not parties or interested persons to each agreement, in a vote cast in person at a meeting called for such purpose (or otherwise, as consistent with applicable laws, regulations and related guidance and relief). It can also be terminated with respect to a Fund at any time on 60 days’ written notice to Virtus, or by Virtus on 60 days’ written notice to the Trust, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund or by a vote of the Trustees. Additionally, the Proposed Investment Advisory Agreements will terminate automatically in the event of their assignment (as defined in the 1940 Act). The Proposed Investment Advisory Agreements may be amended from time to time to add new Funds upon the agreement in writing of the applicable Trust and Virtus.

Liability.

The Proposed Investment Advisory Agreements provide that Virtus shall not be liable to either Trust or any Shareholder of each Trust, for any error of judgment or mistake of law or for any loss suffered, except for losses resulting by reason of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of Virtus’ duties under the Proposed Investment Advisory Agreements. Additionally, the Proposed Investment Advisory Agreements do not impose any personal liability upon any of the Trustees, Shareholders, nominees, agents or employees of each Trust.

Boards’ Consideration of the Proposed Investment Advisory Agreements and Subadvisory Agreements with AllianzGI U.S. and Virtus Value Equity Subadviser

The Boards’ Process

The 1940 Act requires that each Board, including a majority of the Independent Trustees, voting separately, approve (1) the Proposed Investment Advisory Agreements with Virtus, on behalf of each Fund, (2) the Subadvisory Agreement for each Continuing Fund that will be subadvised by AllianzGI U.S., and (3) the Subadvisory Agreement for each Continuing Fund that will be subadvised by the Virtus Value Equity Subadviser (collectively, the “Agreements”). At their meeting held on August 31, 2020, the Boards, including the Independent Trustees, unanimously approved the Proposed Investment Advisory Agreements and the applicable Subadvisory Agreements with respect to each Fund.1 Throughout the Boards’ process for reviewing the Agreements, the Independent Trustees received separate legal advice from independent legal counsel that is experienced in 1940 Act matters and that is independent of Virtus, AllianzGI U.S. and the Virtus Value Equity Subadviser (“Independent Counsel”), and with whom they met separately throughout the process. In evaluating the Agreements, the Boards, including the Independent Trustees, reviewed extensive materials provided by

[1]

The Boards, including a majority of the Independent Trustees, determined to rely on the relief granted by an exemptive order issued by the SEC that permits fund boards of directors to approve advisory contracts at a meeting held remotely rather than in-person in response to the impact of COVID-19 on investment advisers and funds. The Boards determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of COVID-19, and prior to commencing the approval meeting, the Boards confirmed that all Board members could hear each other simultaneously during the meeting. The Boards noted that they intended to ratify any actions taken at this meeting pursuant to the SEC relief at their next in-person meeting.

Virtus and AllianzGI U.S. in response to questions submitted by the Independent Trustees and Independent Counsel. In conducting this review, the Independent Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Boards’ process for reviewing the Agreements consisted of multiple meetings and discussions that included meetings of the Contracts Committees, meetings of the Independent Trustees and Independent Counsel, and meetings of the full Boards, all leading up to the Boards’ consideration of the Agreements. Representatives from Virtus and AllianzGI U.S. participated in portions of those meetings and discussions to review the impact of the Transition on the Funds and report on their personnel, operations, and financial condition, among other topics. The Boards established a separate Subcommittee composed of a subset of the Independent Trustees to address questions as they arose relating to the Boards’ process and consideration of the Agreements, and the Subcommittee held several meetings with Independent Counsel. The Boards also organized separate diligence meetings with personnel from Virtus and AllianzGI U.S., led and attended by each Board Committee Chair relating to each Committee’s responsibilities for the areas relevant for the Boards’ consideration of the Agreements. A purpose of these diligence meetings led by the Committee Chairs was to attempt to address the challenges of not being able to meet with Virtus personnel in person due to COVID-19.

The Boards’ Section 15(c) review of the Current IMAs and continuity of current fee and expense structures and portfolio managers under Agreements

Consideration of the Agreements followed soon after the Boards’ annual consideration of the renewals of the Current IMAs, carried out pursuant to Section 15(c) of the 1940 Act, at the June 2020 Board meeting. At that meeting, the Boards, including a majority of the Independent Trustees, unanimously determined that the Current IMAs were fair and reasonable and that their renewals would be in the best interests of each Fund and its shareholders.

Accordingly, in considering the Proposed Investment Advisory Agreements, the Independent Trustees took into account (1) that the advisory fees for each Fund, including any breakpoints, under the Proposed Investment Advisory Agreements would be identical to those under the Current IMAs, and (2) that the total expenses of each Fund would be capped at current levels for a period of at least two years following the Closing. In considering the Subadvisory Agreements with Allianz GI U.S. and with the Virtus Value Equity Subadviser, respectively, the Independent Trustees considered that, for each Fund, as applicable, that (1) there would be no changes proposed to the personnel providing portfolio management services to the Funds as a result of the Transition, and the portfolio managers would have the benefit of Virtus’ investment and performance oversight; and (2) they had reviewed the performance of each Fund as part of the recent annual Section 15(c) renewals. In connection with the renewal of the Current IMAs at its June 2020 Board meeting, the Boards had reviewed extensive materials provided by AllianzGI U.S. which included, among other items: (1) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) on the investment performance of a group of funds with substantially similar investment classifications/objectives as each Fund identified by Broadridge and the performance of applicable benchmark indices, (2) information on the management fees and other expenses of comparable funds identified by Broadridge, (3) information regarding the investment performance and management fees of comparable portfolios of other clients of AllianzGI U.S., and (4) descriptions of various functions performed by AllianzGI U.S. for each Fund, such as compliance monitoring and portfolio trading practices. A summary of the factors considered by the Boards in connection with the 2020 annual renewals of the Current IMAs appears in Allianz Funds’ most recent shareholder report, dated June 30, 2020 and will appear in the MST shareholder report dated September 30, 2020.

Overall impact of the Transition on the Continuing Funds; Consideration of the nature and quality of the services and fairness of the Agreements

In evaluating the Agreements, the Independent Trustees considered how the Transition would impact the Continuing Funds and considered the representations from Virtus and AllianzGI U.S. regarding the potential benefits of their strategic partnership with respect to the Continuing Funds. The Independent Trustees inquired whether Virtus and AllianzGI U.S. had specific plans for the future structure of the Continuing Funds, whether they plan to propose to eliminate any Funds, and whether there are plans to change the fees or expense structure of any of the Continuing Funds. The Independent Trustees considered in this regard that following the Transition there were no changes planned to the current organizational structure of each Continuing Fund. They also considered that Virtus had agreed to contractually limit each Continuing Fund’s total operating expenses for all classes of shares so that, on a net basis, such expenses will be equal to or lower than current net total expenses for at least two years following the Closing. The Independent Trustees considered, however, that with respect to the expense structure for the series of the Allianz Funds the “unitary” administration fee would be eliminated under the Proposed Investment Advisory Agreements. They considered that under the “unitary” administration fee structure AllianzGI U.S. used that fee to pay for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds, and that under the Proposed Investment Advisory Agreements, the AF Continuing Funds would pay for such services directly. In this connection, the Independent Trustees received and reviewed information on a pro forma basis showing the potential impact of this change on the total annual operating expenses for each AF Continuing Fund.

In addition, the Independent Trustees considered the following in connection with their consideration of the Agreements: (1) the nature, extent, and quality of the services expected to be provided by Virtus, AllianzGI U.S. and the Virtus Value Equity Subadviser; and (2) the fairness of the Agreements. With respect to the nature, extent and quality of the services, the Independent Trustees considered the following, among other factors: (1) Virtus’ experience as a manager of managers of the Virtus funds whose portfolios are managed by subadvisers; (2) the experience of key Virtus personnel responsible for oversight of the Continuing Funds; (3) the experience of Virtus and its affiliates in providing administrative, distribution and other services, including its oversight of third-party service providers; (4) the quality of the services provided by Virtus and its affiliates to the Virtus funds and the performance history and third-party rankings of those funds; (5) Virtus’ risk management program, including with respect to enterprise, operational and other risks; (6) the growth over time and net flows of the Virtus fund complex and the stated commitment of Virtus to actively promote the sale of shares of the Continuing Funds using their extensive distribution network and relationships with intermediaries; and (7) Virtus’ representations regarding the soundness of Virtus’ financial condition and its relationship to a large financial services enterprise.

With respect to the fairness of the Agreements, the Independent Trustees considered the following, among other matters: (1) the projected profitability of Virtus and its affiliates from their potential relationship with each Continuing Fund; (2) the projected profitability of AllianzGI U.S. and Value Equity Subadviser, respectively, as applicable, related to becoming a subadviser to a Continuing Fund; (3) the pro forma expenses of each Continuing Fund following the Transition, including reflecting any proposed changes in service providers to the Continuing Funds, and for each AF Continuing Fund, the move away from the unitary administration fee to a pass-through fee structure; (4) the extent to which economies of scale might be realized as each Continuing Fund grows and any potential reduction in expenses associated with being part of a larger fund complex; (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Continuing Fund; and (6) any potential “fall-out” benefits from the relationships of Virtus, AllianzGI U.S. and Virtus Value Equity Subadviser with the Continuing Funds, such as reputational value derived from serving as the adviser or subadviser to the Continuing Funds. In considering the estimate of the projected profitability of Virtus, AllianzGI U.S. and Virtus Value Equity Subadviser from their relationships with each Continuing Fund, as applicable, the Boards determined that such profitability was not excessive in light of the nature, scope and quality of services expected to be provided.

Recommendations and other factors considered

In unanimously approving and recommending shareholder approval of the Agreements, the Independent Trustees concluded, as considered in the context of AllianzGI U.S.’s representation that it is exiting the U.S. fund business (except as subadviser), that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of each Continuing Fund and its shareholders. In reaching these determinations in the exercise of their business judgment, the Independent Trustees considered the following factors, among others, in addition to those noted above:

(1)

the terms of the Proposed Investment Advisory Agreements are substantially similar in all material respects to those of the Current IMAs, with the exception of the move away from the unitary administration fee to a pass-through structure for the AF Continuing Funds;

(2)

the various potential benefits of the Transition to the shareholders of each Continuing Fund, including the potential benefit of access to an enhanced distribution network, which could result in the growth of Continuing Fund assets and economies of scale over time;

(3)

the investment and performance oversight process used by Virtus under its multi-manager model under which it contracts with and oversees affiliated and unaffiliated subadvisers, and its ability to adequately and effectively oversee and perform due diligence on those subadvisers, including AllianzGI U.S. and the Virtus Value Equity Subadviser;

(4)

the structure of the Virtus Value Equity Subdviser as an affiliated manager of Virtus and its access to resources, including Virtus’ investment oversight capabilities, trading and compliance infrastructure;

(5)	the compliance history of Virtus and AllianzGI U.S. and their respective compliance programs, including Virtus’ oversight of the compliance programs of the subadvisers it employs;

(6)

the adequacy of Virtus’ resources to service the Continuing Funds, as compared with the resources of AllianzGI U.S., including Virtus’ resources with respect to its investment oversight, legal, compliance, valuation, fund administration and accounting functions, and its commitment to add additional resources to support those areas as necessary with the addition of the Continuing Funds to the Virtus fund complex, in connection with and following the Transition;

(7)	there would be no proposed changes to each Continuing Fund’s principal investment objectives and strategies as a direct result of the Transition;

(8)	the performance of the Continuing Funds relative to comparable mutual funds and unmanaged indices, as reviewed during the Boards’ 2020 annual Section 15(c) renewal process;

(9)

the continuity of the portfolio managers for each of the Continuing Funds, the representations from Virtus to AllianzGI U.S. as to the length and terms of the sub-advisory relationship as reflected in the strategic partnership agreement between AllianzGI U.S. and Virtus (the “Strategic Partnership Agreement”), and any impact of the subadvisory arrangements on the retention of those portfolio managers by AllianzGI U.S. or the Virtus Value Equity Subadviser;

(10)	the advisory fees, including breakpoints, under the Proposed Investment Advisory Agreements are identical to those paid under the Current IMAs;

(11)	the fees and expense ratios of the Continuing Funds relative to comparable mutual funds, as reviewed during the Boards’ 2020 annual Section 15(c) renewal process;

(12)

information provided by AllianzGI U.S. and Virtus regarding the fees and expense ratios of any funds or accounts managed by AllianzGI U.S. or Virtus (if any) using a comparable investment strategy to those of the Continuing Funds;

(13)

the reasonableness of the proposed “fee split” in the advisory and subadvisory fees, including whether the split in the fee appropriately reflects the services provided by Virtus on the one hand, and the services that would be provided by AllianzGI U.S. or the Virtus Value Equity Subadviser, on the other, and whether the fee split could provide an incentive for Virtus to replace AllianzGI U.S. with an affiliated manager;

(14)

that Virtus has agreed to contractually limit each Continuing Fund’s total operating expenses for all classes of shares so that, on a net basis, such expenses will be equal to or lower than current net total expenses for at least two years following the Closing, although the Independent Trustees noted that total operating expenses could increase after that date unless the expense limitation agreement is continued;

(15)

the change from the unitary administration fee for the AF Continuing Funds could result in either an increase or decrease in total annual operating expenses for certain Continuing Funds on a pro forma basis, while taking into account the commitment from Virtus to maintain each Continuing Fund’s current total annual operating expenses of each class for at least two years following the Closing and the potential for additional economies of scale for these administration expenses due to the increase in fund assets managed by Virtus;

(16)

the ability to spread fixed costs over a larger combined asset base among the funds in the Virtus fund complex, which has the potential to result in a reduction in the per share expenses paid by shareholders of each Continuing Fund over the longer term;

(17)

the commitment of Virtus and AllianzGI U.S. to pay the expenses of each Continuing Fund associated with the Transition, including all legal expenses associated with the Transition and the Boards’ approval of the Agreements, as well as the expenses associated with the proxy solicitation, so that shareholders of the Continuing Funds would not have to bear any such expenses;

(18)

the possible benefits that may be realized by each Continuing Fund and by Virtus, AllianzGI U.S. and Virtus Value Equity Subadviser as a result of the Transition, including certain payouts to AllianzGI U.S. based on a percentage of the net management fees of certain Continuing Funds, as reflected in the Strategic Partnership Agreement;

(19)	AllianzGI U.S.’s communication to the Boards that it is exiting the U.S. fund business (except as a subadviser) and has entered into the Strategic Partnership Agreement with Virtus;

(20)	any impact on Virtus or AllianzGI U.S. or their operations related to the COVID-19 pandemic and the resulting market volatility and the functioning of their business continuity during this time;

(21)	Virtus’ experience with other similar fund adoptions and the related transitions;

(22)	compensation expected to be paid by the Continuing Funds to Virtus affiliates for other services;

(23)

that other proposed changes to the Continuing Funds’ other service providers are not expected to result in any diminution in the quality or extent of the services as compared with the services currently provided to each Continuing Fund and its shareholders;

(24)

that three of the Independent Trustees will, subject to required approvals, (a) remain on the Boards of Trustees of each Fund in order to maintain the continuity and historical knowledge of those Boards with respect to AllianzGI U.S., the individual Fund strategies, and the portfolio managers of each Fund, among other matters; and (b) be proposed for nomination to the boards of trustees of the open-end funds and certain closed-end funds in the Virtus fund complex in order to realize administrative and cost efficiencies involved with having one unified, integrated board with one set of board meetings as requested and recommended by Virtus and AllianzGI U.S. as part of their strategic alliance; and

(25)

the commitment from Virtus and AllianzGI U.S. that they will refrain from imposing or seeking to impose, for a period of two years after the Closing, any “unfair burden” within the meaning of Section 15(f) of the 1940 Act on the Continuing Funds.

Conclusions

After reviewing these and other factors, the Boards concluded, with respect to each Continuing Fund, within the context of their overall conclusions regarding the Agreements and in their business judgment that they were satisfied with Virtus’ and AllianzGI U.S.’s responses to their requests for information, including Virtus’ representations regarding its efforts to improve performance for underperforming Continuing Funds following the Transition. The Boards also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent and quality of services expected to be provided by Virtus, AllianzGI U.S. and the Virtus Value Equity Subadviser, taking into account Virtus’ agreement to continue existing expense limitations for at least a two-year period following the Closing. Based on their evaluation of factors they deemed to be material, including, but not limited to, those factors described above, the Boards, including the Independent Trustees, unanimously concluded that the approval of the Agreements with respect to each Continuing Fund was in the best interests of the Continuing Funds and their shareholders, and determined to recommend that the Agreements be submitted for approval by Continuing Fund shareholders.

Information about Virtus

Virtus is a wholly-owned subsidiary of Virtus Partners, Inc., which in turn is a wholly-owned subsidiary of Virtus Investment Partners, Inc., all of which are located at One Financial Plaza, Hartford, CT 06103. Virtus acts as the investment adviser for over 40 mutual funds. As of June 30, 2020, Virtus had approximately $32.1 billion in assets under management. Virtus has acted as an investment adviser for over 80 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

The principal executive officers and directors of Virtus are presented in Appendix D.

Conditions under the 1940 Act

Section 15(f) of the 1940 Act, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transition, as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the Continuing Funds as a result of the Transition, or as a result of any express or implied terms, conditions or understandings applicable to the Transition. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after effectiveness of the Investment Advisory Agreements whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary compensation as principal underwriter).

The second condition requires that, during the three-year period immediately following the Closing, at least 75% of the Trustees must not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of AllianzGI U.S. or Virtus.

AllianzGI U.S. and Virtus have agreed to undertake such actions to comply with and cause each Continuing Fund to comply with the certain relevant provisions of Section 15(f).

Required Vote

Approval of the Proposed Investment Advisory Agreement with respect to each Continuing Fund requires the “affirmative vote of a majority of the outstanding shares” of that Continuing Fund, which means the affirmative vote, at a duly called and held meeting of Shareholders, (a) of the holders of 67% or more of the outstanding voting securities of such Continuing Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding voting securities of such Continuing Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding voting securities of such Continuing Fund entitled to vote at such meeting, whichever is less. The approval of this Proposal with respect to a Continuing Fund is not contingent upon the approval of the Proposal with respect to any other Fund. The Closing of the Transition is dependent on the mutual agreement of Virtus and AllianzGI U.S. to proceed with their strategic partnership and transition operational control of the Continuing Funds. This Proposal will not move forward if Virtus and AllianzGI U.S. do not proceed with the Closing of the Transition.

Proposals for the approval of new investment advisory and subadvisory agreements (Proposals 2 and 3) are contingent on one another. Approval of the new investment advisory agreement is dependent on approval of the new subadvisory agreement and vice versa; neither Proposal will proceed without approval of the other. There may be circumstances where a Fund does not reach a quorum or a sufficient number of votes to approve a Proposal, but AllianzGI U.S. and Virtus nevertheless proceed to Closing. In the absence of Shareholder approval of the new investment advisory and subadvisory agreements for one or more Continuing Funds, there would be no automatic change to existing contractual arrangements; however, the Trustees (either acting of their own accord or responding to action taken or a proposal by AllianzGI U.S. and/or Virtus) may take such further action as they may deem to be in the best interests of the Shareholders of the relevant Funds, with one possible outcome being the liquidation and termination of those Funds.

Abstentions and broker non-votes will have the effect of a vote against the Proposal. Shareholders will have the opportunity to vote both in advance of and during the Meeting.

THE BOARD OF TRUSTEES OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL FOR YOUR CONTINUING FUND.

III. APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENTS

Overview

The following description provides an overview of the Proposal on which you are being asked to vote. Under the Proposal, two new subadvisory agreements are proposed (the “Subadvisory Agreements”): (i) a new subadvisory agreement with AllianzGI U.S. is proposed for the AllianzGI-Subadvised Continuing Funds and (ii) a new subadvisory agreement with the Virtus Value Equity Subadviser (together with AllianzGI U.S., the “Subadviser(s)”) is proposed for the Value Equity Continuing Funds. The Subadvisory Agreements are identical in form. The common elements between the Subadvisory Agreements are discussed in the below description while Section III.A. and Section III.B. include specific information about each of AllianzGI U.S. and the Virtus Value Equity Subadviser, respectively. Please read the remainder of this Proxy Statement for information and further details about the Proposal and the Boards’ and AllianzGI U.S.’s rationale for recommending it to Shareholders. The Subadvisory Agreements are being proposed in connection with a strategic partnership between AllianzGI U.S. and Virtus, whereby Virtus and its affiliates will become investment adviser, distributor, administrator and transfer agent of the Continuing Funds, while continuing to provide Shareholders the same investment strategies and portfolio management teams through subadvisory relationships with AllianzGI U.S. and the value equity team currently with AllianzGI U.S. who will move to a new affiliate of Virtus to become a separate Subadviser. As investment adviser, Virtus would be responsible for overseeing the performance of AllianzGI U.S. and Virtus Value Equity Subadviser. AllianzGI U.S. and Virtus believe that this arrangement provides an opportunity for Shareholders to benefit from each company’s strengths in a cohesive manner.

Description of the Proposed New Subadvisory Agreements with each of AllianzGI U.S. and the Virtus Value Equity Subadviser

Services. Under the Subadvisory Agreements, a form of which is attached to this Proxy Statement as Appendix E, the Subadvisers would be obligated, subject always to the direction and oversight of the Boards of Trustees and Virtus, to furnish continuously an investment program for the Continuing Funds’ portfolios.

In providing management services to the Continuing Funds, the Subadvisers shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to each Continuing Fund and as set forth in the Trust’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the SEC as part of the Trust’s registration statement (the “Registration Statement”), as may be periodically amended and provided to the Subadvisers by Virtus, and to the investment restrictions set forth in the 1940 Act and the rules thereunder, to the supervision and control of the Board, and to instructions from Virtus. The Subadvisers shall not, without a Trust’s prior written approval, effect any transactions that would cause the Continuing Funds at the time of the transaction to be out of compliance with any of such restrictions or policies. Virtus agrees to provide the Subadvisers with such assistance as may be reasonably requested by the Subadvisers to facilitate the Subadvisers’ services under the Subadvisory Agreements, including, without limitation, providing information concerning the Trusts and Continuing Funds, contact information for parties to provide information about funds available or to become available for investment, and information generally as to the conditions of the Continuing Funds or the Trust’s affairs.

Fees. The total advisory fee that each Continuing Fund pays to Virtus under the Proposed Investment Advisory Agreements will not change as a result of Proposals 3A and 3B. Under the Subadvisory Agreements, Virtus will pay a subadvisory fee to each Subadviser at the rate of 50% of the net advisory fee paid by the applicable Fund to Virtus. For this purpose, the “net advisory fee” is the advisory fee paid to Virtus, based on the Fund’s average daily net assets, after accounting for any applicable fee waiver and/or expense limitation agreement, which does not include reimbursement of Virtus for any expenses or recapture of prior waivers. Any recoupment or recapture of prior waived amounts will be shared equally between Virtus and the Subadviser. The advisory fee rate for each Continuing Fund under the Proposed Investment Advisory Agreements before reimbursement of expenses and/or waivers is listed above under Proposal 2. Virtus believes the subadvisory fee to be charged by each Subadviser is reasonable in light of the subadvisory services to be provided to each

Continuing Fund. The fees shall be prorated for any month during which the applicable Subadvisory Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the applicable Fund shall be calculated as set forth in the then current Registration Statement of that Fund.

Effective Date. If a proposed Subadvisory Agreement is approved by Shareholders of a Continuing Fund, that Subadvisory Agreement will take effect with respect to the applicable Continuing Fund concurrent with the effectiveness of the Proposed Investment Advisory Agreement taking effect with respect to that Continuing Fund. The actual effective date of the Subadvisory Agreements will be at a date and time mutually agreeable to each Trust, Virtus and AllianzGI U.S. or the Virtus Value Equity Subadviser, as applicable, in order to effect an efficient transition for the Continuing Funds and their Shareholders. Virtus will evaluate the Subadvisory Agreements on an ongoing basis and will not recommend termination of the Subadvisory Agreements for certain Funds except to the extent required by applicable law or its fiduciary duties, or in the case of a merger or reorganization of a Fund into an existing Virtus-Advised Fund.

Term/Termination/Amendment. The Subadvisory Agreements, if approved by Shareholders, will remain in full force and effect as to each Continuing Fund, unless sooner terminated by such Continuing Fund, for an initial two year period and shall continue thereafter on an annual basis with respect to each Continuing Fund provided that such continuance is specifically approved at least annually (i) by a vote of the Board of the Trust or by vote of a majority of outstanding voting securities of the Continuing Fund and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) or of any person party to the Subadvisory Agreement, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of such approval. It can also be terminated with respect to a Fund at any time on 60 days’ written notice to Virtus, or by Virtus on 60 days’ written notice to the Trust, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund or by a vote of the Trustees. Additionally, the Subdvisory Agreements may also be terminated by the Adviser or the Board immediately (i) upon the material breach by the Adviser or Subadviser of the Subadvisory Agreement or (ii) at the terminating party’s discretion, if the Subadviser or Adviser or any officer, director or key portfolio manager of the Subadviser or Adviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. The Subadvisory Agreements will terminate automatically upon termination of the Proposed Investment Advisory Agreement and in the event of their assignment (as defined in the 1940 Act). The Subadvisory Agreements may be amended upon the agreement in writing of the applicable Trust, Subadviser and Virtus.

Liability. The Subadvisory Agreements provide that a Subadviser shall not be liable to either the applicable Trust or Virtus, for any error of judgment or mistake of law or for any loss suffered, except for losses resulting by reason of willful misconduct, bad faith, gross negligence or reckless disregard in the performance of the Subadviser’s duties under the Subadvisory Agreements. Additionally, the Subadvisory Agreements do not impose any personal liability upon any of the Trustees, Shareholders, nominees, agents or employees of each Trust. However, a Subadviser will be responsible for, and will indemnify and hold the applicable Trust and Virtus and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Trust or Virtus within the meaning of Section 15 of the Securities Act of 1933, as amended, harmless against, any and all losses arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Trust and/or the Subadviser), as the same may be amended from time to time) caused by the negligent action or negligent omission of the Subadviser or its agent.

Required Vote

Approval of the Subadvisory Agreements for each Continuing Fund requires the “affirmative vote of a majority of the outstanding shares” of such Continuing Fund, which means the affirmative vote, at a duly called and held meeting of Shareholders, (a) of the holders of 67% or more of the outstanding voting securities of such Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting are present in person or by proxy, or

(b) of the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting, whichever is less. The Closing of the Transition is dependent on the mutual agreement of Virtus and AllianzGI U.S. to proceed with their strategic partnership and transition operational control of the Continuing Funds. This Proposal will not move forward if Virtus and AllianzGI U.S. do not proceed with the Closing of the Transition. Proposals for the approval of new investment advisory and subadvisory agreements (Proposals 2 and 3) are contingent on one another. Approval of the new investment advisory agreement is dependent on approval of the new subadvisory agreement and vice versa; neither Proposal will proceed without approval of the other. There may be circumstances where a Fund does not reach a quorum or a sufficient number of votes to approve a Proposal, but AllianzGI U.S. and Virtus nevertheless proceed to Closing. In the absence of Shareholder approval of the new investment advisory and subadvisory agreements for one or more Continuing Funds, there would be no automatic change to existing contractual arrangements; however, the Trustees (either acting of their own accord or responding to action taken or a proposal by AllianzGI U.S. and/or Virtus) may take such further action as they may deem to be in the best interests of the Shareholders of the relevant Funds, with one possible outcome being the liquidation and termination of those Funds. Abstentions and broker non-votes will have the effect of a vote against the Proposal. Shareholders will have the opportunity to vote both in advance of and during the Meeting.

III.A. Approval of the Proposed Subadvisory Agreements with AllianzGI U.S.

Description of the Proposed AllianzGI U.S. Subadvisory Arrangements

The Subadvisory Agreement with AllianzGI U.S. calls for AllianzGI U.S. to continue to provide the same portfolio management services, in the same strategies, as are currently being provided to the AllianzGI-Subadvised Continuing Funds by AllianzGI U.S. No changes to the portfolio management team or the principal investment strategies or risks of the AllianzGI-Subadvised Continuing Funds are expected in connection with the Subadvisory Agreement, although as described in Section II, AllianzGI U.S. is currently the investment manager to all of the Continuing Funds and would instead become the Subadviser to the AllianzGI-Subadvised Continuing Funds. As investment adviser, Virtus would be responsible for overseeing the Subadvisers and their performance.

Trustees’ Considerations Related to the Proposed AllianzGI U.S. Subadvisory Agreements

The 1940 Act requires that both the full Boards of Trustees and a majority of the Independent Trustees, voting separately, approve the proposed AllianzGI U.S. Subadvisory Agreements. The Boards met via videoconference on August 31, 2020 for the specific purpose of considering whether to approve the proposed AllianzGI U.S. Subadvisory Agreements. Information about the Boards’ deliberations is included in Section II in the subsection “Boards’ Consideration of the Proposed Investment Advisory Agreements and Subadvisory Agreements with AllianzGI U.S. and Virtus Value Equity Subadviser” as the Proposed Investment Advisory Agreements and Subadvisory Agreements are cross-contingent and were considered together for approval by the Boards.

Information about AllianzGI U.S.

AllianzGI U.S. is located at 1633 Broadway, New York, New York 10019. Organized in 2000, AllianzGI U.S. provides investment management and advisory services to a number of closed-end and open-end investment company clients. As of August 31, 2020, AllianzGI U.S. and its investment management affiliates had approximately $114.8 billion in assets under management.

AllianzGI U.S. is a direct, wholly owned-subsidiary of Allianz Global Investors U.S. Holdings LLC (“AGIUSH”). AGIUSH is a direct, wholly-owned subsidiary of PFP Holdings, Inc. (“PFP”). Allianz Asset Management of America L.P. (“AAM LP”), organized as a limited partnership under Delaware law in 1987, is a direct, wholly-owned subsidiary of Allianz Asset Management of America (“AAM LLC”) and PFP, whereby AAM LLC holds a majority (greater than 99.9%) ownership interest (“A” and “E” units) in AAM LP and PFP holds a minority (less than 0.1%) ownership interest (“E” units) in AAM LP. AAM LP, acting through an investment management division, was the former investment adviser to the Trusts. AAM LLC is also the General Partner of AAM LP. PFP is a direct, wholly-owned subsidiary of Allianz of America, Inc. (“AZOA”). AZOA also holds a 99.8% non-managing interest (“A” and “E” units) in AAM LLC; the remaining 0.1% non-managing “A” interest and 0.1% “B” managing interest in AAM LLC are held by Allianz Asset Management GmbH (“AAM GmbH”) and Allianz Asset Management of America Holdings Inc. (“AAMAH”), respectively. AAMAH is a wholly-owned subsidiary of AAM GmbH. AllianzSE, a European-based, multinational insurance and financial services holding company, owns 100% (74.47% directly and 25.53% indirectly through its wholly-owned subsidiary Allianz Finanzbeteiligungs GmbH) of AAM GmbH and 100% (through its direct, wholly-owned subsidiary Allianz Europe B.V.) of AZOA. The address for AGIUSH, AAM LP, AAM LLC, AZOA, PFP and AAMAH is 650 Newport Center Drive, Newport Beach, California 92660. The address for AAM GmbH is Seidlstrasse, 24-24a, D-80335, Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany.

The principal executive officers and directors of AllianzGI U.S. are presented in Appendix F.

Certain Trustees and Officers of the Funds. The following table lists the names of each Trustee and officer of the Funds who is also an officer, employee, director, general partner or Shareholder of AllianzGI U.S.

Name	Position with Fund	Position with AllianzGI U.S.
Thomas J. Fuccillo	Interested Trustee, President and Chief Executive Officer	Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC

Scott Whisten	Financial and Accounting Officer	Director of Allianz Global Investors U.S. LLC

Thomas Harter	Chief Compliance Officer	Director, Senior Compliance Manager of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC

Angela Borreggine	Chief Legal Officer and Secretary	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC

Richard J. Cochran	Assistant Treasurer	Vice President of Allianz Global Investors U.S. LLC

Orhan Dzemaili	Assistant Treasurer	Director of Allianz Global Investors U.S. LLC

Debra Rubano	Assistant Secretary	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC

Craig Ruckman	Assistant Secretary	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Chief Legal Officer of Allianz Global Investors Distributors LLC

Other Similar Funds Managed by AllianzGI U.S.

The following table identifies other funds with similar investment objectives to certain of the Funds for which AllianzGI U.S. serves as investment adviser, the total assets of each such fund (as of March 31, 2020), and the rate of AllianzGI U.S.’s compensation for serving as investment adviser to each fund:

Trust	Fund	Other Similar Fund	AUM (millions)	Advisory Fee		Subadvisory Fee Paid to AllianzGI U.S.
AF	AllianzGI Emerging Markets Opportunities Fund	Allianz Emerging Markets Equity Opportunities Fund	$148.5	0.75%		N/A
AF	AllianzGI Emerging Markets Opportunities Fund	Allianz Emerging Markets Equity Fund	$155.5	1.75%		N/A
AF	AllianzGI Emerging Markets Opportunities Fund	Allianz Actions Emergentes	$14.7	2.05%		N/A
AF	AllianzGI Focused Growth Fund	Allianz US Large Cap Growth Fund	$76.7	1.35%		N/A
AF	AllianzGI Global Small-Cap Fund	Allianz Global Small Equity Fund	$260.7	0.88%		N/A
AF	AllianzGI Income & Growth Fund	Allianz Income & Growth Fund	$22,300	0.65%		N/A
AF	AllianzGI Income & Growth Fund	Allianz Selection Income & Growth Unit Trust	$243.8	0.65%		N/A
AF	AllianzGI Mid-Cap Fund	VALIC Company I Mid Cap Strategic Growth Fund	$101.2	0.69	%(1)	0.41%
AF	AllianzGI Small-Cap Fund	AllianzGI Small-Cap CIT	$24.6	0.32%		N/A
AF	AllianzGI Technology Fund	VALIC Company I Science & Technology Fund	$541.6	0.87	%(2)	0.57%
AF	AllianzGI Technology Fund	AXA Multimanager Technology Portfolio	$428.4	0.94	%(3)	0.58%
AF	AllianzGI Technology Fund	John Hancock Variable Insurance Trust – Science & Technology Trust	$339.3	1.02%		0.57%
AF	AllianzGI Technology Fund	John Hancock Funds II – Science & Technology Fund	$120.8	1.02	%(4)	0.57%
AF	AllianzGI Technology Fund	Wells Fargo Specialized Technology Fund	$413.9	0.88	%(5)	0.58%
AF	AllianzGI Small-Cap Fund	AllianzGI US Small-Cap Core CIT	$11.5	0.32%		N/A
AF	AllianzGI Small-Cap Fund	Allianz US Micro Cap Equity Fund	$5.0	0.63%		N/A
MST	AllianzGI Emerging Markets Consumer Fund	AllianzGI Emerging Markets CIT – Class 1	$4.8	0.82%		N/A
MST	AllianzGI Emerging Markets Consumer Fund	AllianzGI Emerging Markets CIT – Class 2	$104.7	0.72%		N/A
MST	AllianzGI Emerging Markets Consumer Fund	AllianzGI Emerging Markets Consumer LLC	$87.1	0.62	%(6)	N/A
MST	AllianzGI Global Sustainability Fund	Allianz Global Sustainability Fund	$674.8	0.75%		N/A
MST	AllianzGI Global Sustainability Fund	Allianz Invest Nachhaltigkeitsfonds	$38.6	1.50%		N/A
MST	AllianzGI High Yield Fund	Allianz US High Yield Fund	$1,200	0.60%		N/A
MST	AllianzGI High Yield Fund	Allianz Selection US High Yield Fund	$21.7	0.60%		N/A

Trust	Fund	Other Similar Fund	AUM (millions)	Advisory Fee	Subadvisory Fee Paid to AllianzGI U.S.
MST	AllianzGI Short Duration High Income Fund	AllianzGI Trust – Allianz Short Duration High Yield (Cayman)	$181.3	0.40%	N/A
MST	AllianzGI Short Duration High Income Fund	Allianz US Short Duration High Income	$916.8	0.55%	N/A
MST	AllianzGI Global Water Fund	Allianz Global Water Fund	$65.0	0.88%	N/A
MST	AllianzGI Global Allocation Fund	Shinsei World Wrap Fund Growth Type	$46.3	0.30%	N/A
MST	AllianzGI Global Dynamic Allocation Fund	Allianz Dynamic Multi Asset Strategy 50	$107.4	0.60%	N/A

(1)	The advisory fee rate is 0.45% on the first $40 million, 0.40% on the next $460 million and 0.30% thereafter.
(2)	The advisory fee rate is 0.60% on the first $250 million and 0.55% thereafter.
(3)	The advisory fee rate is 0.70% on the first $50 million, 0.65% on the next $50 million, 0.60% on the next $100 million and 0.55% thereafter.
(4)	The advisory fee rate is 0.60% on the first $250 million and 0.55% thereafter.
(5)	The advisory fee rate is 0.80% on the first $50 million, 0.60% on the next $50 million and 0.55% thereafter.
(6)	The advisory fee rate is 0.615% on the first $50 million, 0.48% on the next $50 million and 0.39% thereafter.

AllianzGI U.S. currently serves as investment manager of the Trusts. If the Proposed Investment Advisory Agreement is approved with respect to a Continuing Fund, AllianzGI U.S. will no longer serve in such capacity for such Continuing Fund and will be replaced by Virtus, at a date and time mutually agreeable to the Trusts, Virtus and AllianzGI U.S. following such shareholder approval in order to effect an efficient transition for the Continuing Funds and their Shareholders.

III.B. Approval of the Proposed Subadvisory Agreements with the Virtus Value Equity Subadviser

Description of the Proposed Virtus Value Equity Subadviser Subadvisory Arrangements

The portfolio management team to be employed by the Virtus Value Equity Subadviser is the same portfolio management team currently providing portfolio management with respect to value equity strategies for the Value Equity Continuing Funds as employees of AllianzGI U.S. In connection with the strategic partnership between AllianzGI U.S. and Virtus, that team will no longer be employed by AllianzGI U.S. and will instead be employed by a new affiliate of Virtus expected to be called NFJ Investment Group, LLC (the “Virtus Value Equity Subadviser”). The Subadvisory Agreement with the Virtus Value Equity Subadviser calls for that portfolio management team to continue to provide the same portfolio management services, in the same strategies, as are currently being provided to the Value Equity Continuing Funds by AllianzGI U.S. No changes to the portfolio management team or the principal investment strategies or risks of the Value Equity Continuing Funds are expected in connection with approval of the Subadvisory Agreement, although as described in Section II, AllianzGI U.S. is currently the investment manager to all of the Continuing Funds and would cease providing services with respect to the Value Equity Continuing Funds. As investment adviser, Virtus would be responsible for overseeing the performance and operations of the Virtus Value Equity Subadviser.

Trustees’ Considerations Related to the Proposed Virtus Value Equity Subadviser Subadvisory Agreements

The 1940 Act requires that both the full Boards of Trustees and a majority of the Independent Trustees, voting separately, approve the proposed Virtus Value Equity Subadviser Subadvisory Agreements. The Boards met via videoconference on August 31, 2020 for the specific purpose of considering whether to approve the proposed Virtus Value Equity Subadviser Subadvisory Agreements. Information about the Boards’ deliberations is included in Section II in the subsection “Boards’ Consideration of the Proposed Investment Advisory Agreements and Subadvisory Agreements with AllianzGI U.S. and Virtus Value Equity Subadviser” as the Proposed Investment Advisory Agreements and Subadvisory Agreements are cross-contingent and were considered together for approval by the Boards.

Information about the Virtus Value Equity Subadviser

The Virtus Value Equity Subadviser has offices at One Financial Plaza, Hartford, Connecticut 06103 and 2100 Ross Avenue, Dallas, Texas 75201. The Virtus Value Equity Subadviser is newly organized for the purpose of carrying out the services described herein and did not yet manage any assets as of the date of this proxy statement.

The Virtus Value Equity Subadviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc., as a wholly-owned subsidiary of Virtus Partners, Inc. which is wholly-owned by Virtus Investment Partners, Inc. The address for each of these entities is One Financial Plaza, Hartford, Connecticut 06103.

The principal executive officers and directors of the Virtus Value Equity Subadviser are presented in Appendix G.

Certain Trustees and Officers of the Funds. There are no directors or members of the Virtus Value Equity Subadviser who are Trustees or officers of the Funds.

THE BOARD OF TRUSTEES OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL FOR YOUR CONTINUING FUND.

IV. APPROVAL OF A PROPOSAL TO PERMIT VIRTUS TO HIRE AND REPLACE SUBADVISERS OR TO MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL, AND TO PERMIT THE FUND TO DISCLOSE ADVISORY AND SUBADVISORY FEE INFORMATION IN AN AGGREGATED MANNER

The Boards have approved, and recommend that Shareholders approve, a proposal (the “Manager of Managers Proposal”) that would enable the Continuing Funds to be managed in a “manager of managers” structure, whereby Virtus is responsible for the management of the Continuing Funds’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers, while the selected subadvisers are responsible for portfolio management, compliance with the respective Fund’s(s’) investment policies and procedures, compliance with applicable securities laws and assurances thereof. Virtus will evaluate the Subadvisory Agreements on an ongoing basis and will not recommend termination of the Subadvisory Agreements for certain Funds except to the extent required by applicable law or its fiduciary duties, or in the case of a merger or reorganization of a Fund into an existing Virtus-Advised Fund.

Shareholders of each Continuing Fund have previously approved operating in a “manager of managers” structure in which AllianzGI U.S. would have the authority to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC (the “Allianz Exemptive Order”) with respect to certain other open-end funds within the Allianz family of funds. One such condition is that the Allianz Exemptive Order would only permit such actions with respect to unaffiliated and wholly-owned subadvisers (as defined below). The Continuing Funds currently are not using the Allianz Exemptive Order, and its relief will no longer be available if Virtus becomes the investment adviser to the Continuing Funds.

For purposes of this section, an unaffiliated subadviser is an investment subadviser that is not an affiliate of the affected fund or Virtus, which means that (a) it does not control and is not owned or controlled by the same parent of the applicable Trust or Virtus, (b) it does not own or control 5% of the outstanding voting shares of the fund or Virtus, or (c) the fund or Virtus does not own or control 5% of its outstanding voting shares (an “Unaffiliated Subadviser”) and a wholly-owned subadviser for an affected fund means a subadviser which is wholly-owned (meaning an entity that owns or controls all of the equity of another entity, either directly or indirectly through other subsidiaries) by either Virtus or a sister company of Virtus, which is itself wholly-owned by a company that wholly owns Virtus (a “Wholly-Owned Subadviser”).

The Manager of Managers Proposal

Shareholder Approval of Subadvisory Agreements. Federal securities laws generally require that Shareholders approve agreements with a subadviser. Shareholder approval also is required if the terms of existing agreements are changed materially or if there is a change in control of the subadviser or investment manager. In order to obtain Shareholder approval, the Continuing Funds must call and conduct Shareholder meetings, prepare and distribute proxy materials and solicit votes from Shareholders. The process can be costly and time-consuming. The Board believes that it is in Shareholders’ best interests if the Board represents their interests in approving or rejecting recommendations made by Virtus regarding subadvisers. This approach will avoid the costs and delays associated with holding Shareholder meetings to obtain approval for future changes. This approach also will align the policies of the Continuing Funds with respect to the ability to implement subadvisory changes with those of most of the funds currently managed by Virtus.

The combined flexibility provided by the Virtus Exemptive Order and No-Action Relief, as defined and outlined below, would be useful in a number of scenarios, including (i) if the Board in the future wishes for a portion of any Fund to be managed according to a strategy that requires the unique expertise of one or more third-party advisers, (ii) if a Fund merges with another fund with a third-party adviser that will continue to manage a portion of the portfolio or (iii) if it is advisable for Virtus and either AllianzGI U.S. or NFJ to materially change any aspect of their contractual relationship. Importantly, in the event that there are changes to the ownership structure of a subadviser, including certain kinds of internal reorganizations either at the subadviser or owner entity level, the 1940 Act could deem the applicable subadvisory agreement “assigned” and therefore require reapproval. The Virtus Exemptive Order and related relief would allow the Board to reinstate the subadvisory agreements with such subadviser in these technical “assignment” situations without having to seek shareholder approval and without the delay and expense inherent in holding shareholder meetings.

SEC Exemptive Order. On October 25, 2016, the SEC granted an order exempting Virtus from the federal securities law requirements to obtain Shareholder approval regarding Unaffiliated Subadvisers and Wholly-Owned Subadvisers, subject to various terms and conditions (the “Virtus Exemptive Order”). The Virtus Exemptive Order permits Virtus to hire new Unaffiliated Subadvisers and Wholly-Owned Subadvisers, and to amend subadvisory agreements with such subadvisers, with the approval of the board of the affected fund, but without the approval of Shareholders, provided Shareholders approve Virtus’ authority to operate in this manner. In addition, the Virtus Exemptive Order allows for funds to disclose their advisory fees paid on an aggregate, rather than individual, basis in disclosure documents. The Virtus Exemptive Order is available to all funds advised by Virtus, which would include, if Proposals 1, 2 and 3 are approved and implemented, the Continuing Funds. Shareholders of the Allianz Funds have previously approved a similar proposal that allowed AllianzGI U.S. to enter into new or amended subadvisory agreements with one or more subadvisers without obtaining Shareholder approval of such agreements, subject to the conditions of the Allianz Exemptive Order.

Shareholder approval of the Manager of Managers Proposal will not result in an increase or decrease in the total amount of investment management fees that would be paid by the Funds to Virtus.

The Virtus Exemptive Order would be available in the following situations, among others, if the Manager of Managers Proposal is approved:

•	Virtus recommends that a Fund’s day-to-day management be diversified by adding another subadviser;

•	Virtus recommends that a subadviser be removed because of performance issues and be replaced with a different subadviser; or

•	There is a change of control of a subadviser.

Under the Virtus Exemptive Order, the affected funds and Virtus are subject to several conditions imposed by the SEC to ensure that the interests of the funds’ shareholders are adequately protected. Before a Continuing Fund may rely on the Virtus Exemptive Order, its use must be approved by a majority vote of the Continuing Fund’s shareholders (as defined in the 1940 Act), and the Continuing Fund must disclose in its prospectus that it relies on the Virtus Exemptive Order, and that Virtus has the ultimate responsibility, subject to oversight by the Board, to oversee and recommend the hiring, termination and replacement of subadvisers.

Virtus will continue to have overall supervisory responsibility for the general management and investment of the Continuing Fund’s assets. Subject to the Board’s review and approval, Virtus will set the Continuing Fund’s investment strategies; evaluate, select and recommend subadvisers to the Continuing Fund; and implement procedures reasonably designed to ensure subadvisers comply with the Continuing Fund’s investment objective, policies and restrictions. Virtus will also monitor and evaluate the performance of subadvisers, and inform shareholders of the hiring of a new subadviser within 90 days of such hiring. A Continuing Fund may not, however, enter into a new or amended subadvisory agreement with a Partially-Owned Subadviser or into a new or amended subadvisory agreement that results in an increase in the Continuing Fund’s advisory fee without first receiving shareholder approval.

At least a majority of the Board will be Independent Trustees at all times, and independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection and nomination of new or additional Independent Trustees, and the selection of independent legal counsel, will be within the discretion of the then-existing Independent Trustees.

No less frequently than quarterly, and when a subadviser is hired or terminated, Virtus must provide the Board with the relevant information about its profitability. In addition, when a subadviser change is proposed for a Continuing Fund in reliance on the Virtus Exemptive Order, the Board will make a separate finding that (i) the change is in the best interests of the Continuing Fund and its shareholders, and (ii) the change does not involve a conflict of interest from which Virtus or the subadviser receives an inappropriate advantage.

Any ownership interest in a subadviser by a Trustee or officer of an affected fund, or partner, director, manager, or officer of Virtus, must be limited to (i) ownership interests in Virtus and certain entities that controls, is controlled by, or is under common control with Virtus; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a subadviser that is a publicly-traded company or an entity that controls, is controlled by or is under common control with a subadviser.

Lastly, if the SEC adopts a rule under the 1940 Act that provides substantially similar relief that the Virtus Exemptive Order provides, the Virtus Exemptive Order will expire on the effective date of that rule.

Although shareholder approval would not be required for Virtus to terminate subadvisory agreements in reliance on the relief, shareholders of an affected fund have the right to terminate subadvisory agreements for the fund at any time by a vote of a majority of the outstanding voting securities of the fund, and this right of shareholders will not be affected by any of the provisions in the relief.

Related No-Action Relief. Last year, the SEC issued a no-action letter (the “No-Action Relief”) that would permit Virtus to apply the same relief in the Virtus Exemptive Order with respect to any existing and future partially-owned subadvisers, in addition to Unaffiliated Subadvisers and Wholly-Owned Subadvisers, if approved by shareholders. A partially-owned subadviser for an affected fund means a subadviser which is partially-owned (meaning an entity that owns or controls a portion of the equity of another entity, either directly or indirectly through other subsidiaries) by Virtus, a sister company of Virtus, which is itself wholly-owned by a company that wholly owns Virtus, or a parent company of Virtus (“Partially-Owned Subadviser” and, together with Wholly-Owned Subadvisers, “Affiliated Subadvisers”). This proposal also seeks shareholder approval to apply this No-Action Relief to the Continuing Funds. If this proposal is approved by shareholders, Virtus and the Trusts generally intend to rely on the No-Action Relief and to comply with its conditions which are summarized below. If, however, after this proposal is approved by shareholders the No-Action Relief is rescinded, Virtus and the Trusts intend to rely on the Virtus Exemptive Order and to comply with its conditions.

Virtus and the Trust would be permitted, subject to certain conditions and with the approval of the Board, to do the following without obtaining prior approval from shareholders of an affected fund:

(a) to also engage or retain Partially-Owned, in addition to Unaffiliated Subadvisers and Wholly-Owned Subadvisers (or only Wholly-Owned and Unaffiliated Subadvisers if the no-action letter is rescinded);

(b) to subsequently change such subadvisers; or

(c) to continue the employment of existing Subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements.

In addition, the No-Action relief would permit an affected fund to disclose its advisory fees as follows (collectively, the “Aggregate Fee Disclosure”):

(a) advisory fees paid by the Fund to Virtus and the subadvisory fees paid by Virtus to Wholly-Owned Subadvisers for the fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually; and

(b) subadvisory fees paid by Virtus to multiple Partially-Owned and Unaffiliated Subadvisers for the fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each Partially-Owned and Unaffiliated Subadviser individually (or to only Wholly-Owned and Unaffiliated Subadvisers if the No-Action Relief is rescinded).

For a Continuing Fund to rely upon the No-Action Relief, it must comply with certain conditions, which are generally aligned with and no broader than the conditions imposed under the Virtus Exemptive Order, except that the No-Action Relief requires boards of relying funds to evaluate material conflicts that may be present in a proposed subadvisory arrangement.

Board Considerations Regarding Approval of the Manager of Managers’ Proposal

Based on representations and a recommendation provided by AllianzGI U.S., the Boards have concluded that it is in the best interest of the Funds and their Shareholders to afford Virtus the flexibility to provide investment advisory services to each Fund through one or more subadvisers that have particular expertise in the type of investments in which a Fund invests.

As is described above, without the ability to utilize the Virtus Exemptive Order, in order for Virtus to appoint a new subadviser or modify a subadvisory agreement materially, a Board must call and hold a Shareholder meeting of that Fund, create and distribute proxy materials and solicit votes from the Fund’s Shareholders. This process is time consuming and costly. Without the delay inherent in holding Shareholder meetings, Virtus would be able to act more quickly to appoint a new subadviser if and when the Board and Virtus believe that the appointment would benefit the Fund. Each Board believes that granting Virtus (subject to review and approval by such Board) maximum flexibility to select subadvisers, without incurring the delay or expense of obtaining further Shareholder approval, is in the best interest of Shareholders because it will allow each Fund to operate more efficiently.

In addition, each Board determined that it is appropriate to vest the selection of subadvisers in Virtus (subject to review and approval by the Board) in light of Virtus’ investment advisory expertise and its experience in selecting subadvisers. The Board believes that if in the future it becomes appropriate to add or change a subadviser to your Fund, it can access this expertise and experience in ways that can add value to the Fund and its Shareholders.

Finally, the Board of each Trust will continue to evaluate and to approve all proposed subadvisory agreements, as well as any proposed modifications to existing subadvisory agreements. In doing so, the Trustees will analyze such factors that they consider to be relevant to the determination. As with each Fund’s investment advisory agreement, the terms of each subadvisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the Virtus Exemptive Order provides relief.

Required Vote and Recommendation

Approval of the Manager of Managers Proposal for each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (a) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. The Closing of the Transition is dependent on the mutual agreement of Virtus and AllianzGI U.S. to proceed with their strategic partnership and transition operational control of the Continuing Funds. This Proposal will not move forward if Virtus and AllianzGI U.S. do not proceed with the Closing of the Transition. Abstentions and broker non-votes will have the effect of a vote against the Proposal. Shareholders will have the opportunity to vote both in advance of and during the Meeting.

THE BOARDS OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE CONTINUING FUNDS VOTE FOR THE PROPOSAL.

V. APPROVAL OF THE RECLASSIFICATION OF ALLIANZGI FOCUSED GROWTH FUND FROM A “DIVERSIFIED” TO A “NON-DIVERSIFIED” FUND

The Trustees have approved, on behalf of AllianzGI Focused Growth Fund (for the purposes of this Section V, the “Fund”), and recommends that Shareholders of the Fund approve, the reclassification of the Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder (the “1940 Act”) (the “Reclassification”). The Reclassification is proposed, among other reasons, as discussed below, to better reflect the Fund’s current and expected investment activity. Based on its experience and investment analysis, AllianzGI U.S. believes that, given the Fund’s strategy to focus its investments in a small number of business sectors or industries, the reclassification of the Fund to non-diversified may increase the probability of improved absolute and relative performance over the long-term. The Fund’s current classification as diversified has limited the Fund’s investment universe, in terms of relative weighting, when compared to its benchmark index. In order to avoid potentially limiting the Fund’s ability to pursue attractive investment activities and enhance absolute and relative performance, the Trustees are proposing that the Shareholders approve the Reclassification.

The Fund is currently classified as a diversified fund under the 1940 Act. This means that it may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. With respect to the remaining 25% of the Fund’s total assets, there is no limitation on the amount of assets the Fund may invest in any one issuer. By changing its classification to a “non-diversified” fund, the Fund would no longer be subject to these restrictions. Under the 1940 Act, Shareholder approval is necessary for a change from a diversified fund to a non-diversified fund.

Although approval of the Reclassification may change certain diversification requirements under the 1940 Act, the Fund would continue to be subject to certain independent diversification requirements under the Internal Revenue Code of 1986 (the “Code”). Under the Code, with respect to 50% of the Fund’s total assets, it may not invest more than 5% of its total assets in securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. With respect to the remaining 50% of the Fund’s assets, the Fund may not invest more than 25% of its assets in securities of any one issuer. These limits apply only as of the end of such quarter of the Fund’s fiscal year, so the Fund may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters. There will be no adverse tax consequences as a result of the Reclassification.

The Russell 1000 Growth Index (the “Index”), the broad-based securities market index against which the Fund’s performance is compared, represents the universe of securities in which the Fund typically invests its assets. The Index is highly concentrated, and the relative weighting of certain constituent issuers regularly exceeds the maximum percentage of assets a diversified fund may invest in any one issuer under the 1940 Act. In addition, the weightings of the constituent issuers of the Index are annually reevaluated to ensure that such weightings accurately reflect each constituent issuer’s current market capitalization and investment style (a so-called “reconstitution”). After each such reconstitution, the Fund may be required to partially off-load its holdings of certain constituent issuers’ securities, namely the securities of those issuers that have systematically outperformed and displaced their Index peers, in order to remain under 1940 Act limits. Such a scenario could impede the Fund from achieving its absolute and relative performance objectives. A post-reconstitution sell-off by the Fund in order to meet 1940 Act limits could also drive up transaction costs, which are borne by the Fund. Therefore, AllianzGI U.S. is seeking the change to enhance its flexibility to invest the Fund’s assets by easing the restriction on AllianzGI U.S.’s ability to manage the portfolio and granting the freedom to invest larger portions of the Fund’s portfolio in a single issuer. AllianzGI U.S. believes that this increased investment flexibility would also permit it to more effectively manage the Fund and may provide more opportunities to enhance the Fund’s absolute and relative performance. In order to avoid potentially limiting the Fund’s ability to pursue attractive investment activities and enhanced absolute and relative performance, the Trustees are proposing that the Shareholders approve the Reclassification.

This increased investment flexibility may, however, make the Fund more susceptible to economic, business, political or other factors affecting the particular issuers in which it invests because larger investments may have a greater effect on a non-diversified fund’s performance. Therefore, the Fund may be more exposed to the risks of loss and volatility from individual holdings than a fund that invests more broadly. However, it is important to note that, with respect to 50% of the Fund, the additional diversification requirements under the Code will continue to limit investments to 5% of total assets in securities of any one issuer. It is also important to note that the Fund will continue to be subject to its policy of investing, under normal circumstances, primarily in equity securities of U.S. companies with market capitalizations of at least $1 billion.

If Shareholders approve the Reclassification, such approved changes will take effect shortly after the Meeting; however the portfolio management team does not currently expect that the reclassification of the Fund will result in an immediate or any significant change in portfolio composition. If Shareholders do not approve the Reclassification, the Fund will continue to operate as a “diversified” fund.

Required Vote

The Proposal requires a vote by the Shareholders of the Fund. Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (A) 67% or more of the outstanding shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding shares of the Fund. Abstentions and broker non-votes will have the effect of a vote against the Proposal. Shareholders will have the opportunity to vote both in advance of and during the Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE PROPOSAL.

VI. TRUST INFORMATION

This section provides certain information about each Trust, including information about its investment adviser and administrator or investment manager, principal underwriter, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Fund.

Allianz Funds is an open-end management investment company organized in 1990 as a business trust under the laws of the Commonwealth of Massachusetts. Allianz Funds currently consists of thirteen separate investment series. The address of Allianz Funds is 1633 Broadway, New York, New York 10019.

MST is an open-end management investment company organized in 2008 as a business trust under the laws of the Commonwealth of Massachusetts. MST currently consists of thirty-two separate investment series. The address of MST is 1633 Broadway, New York, New York 10019.

Current Investment Manager/Investment Adviser/Administrator

AllianzGI U.S., with principal offices at 1633 Broadway, New York, New York 10019, serves as the investment adviser and administrator for the series of Allianz Funds and as investment manager (responsible for advisory and administrative functions) for the series of MST. AllianzGI U.S. is a direct, wholly owned-subsidiary of Allianz Global Investors U.S. Holdings LLC (“AGIUSH”). AGIUSH is a direct, wholly-owned subsidiary of PFP Holdings, Inc. (“PFP”). Allianz Asset Management of America L.P. (“AAM LP”), organized as a limited partnership under Delaware law in 1987, is a direct, wholly-owned subsidiary of Allianz Asset Management of America (“AAM LLC”) and PFP, whereby AAM LLC holds a majority (greater than 99.9%) ownership interest (“A” and “E” units) in AAM LP and PFP holds a minority (less than 0.1%) ownership interest (“E” units) in AAM LP. AAM LP, acting through an investment management division, was the former investment adviser to the Trusts. AAM LLC is also the General Partner of AAM LP. PFP is a direct, wholly-owned subsidiary of Allianz of America, Inc. (“AZOA”). AZOA also holds a 99.8% non-managing interest (“A” and “E” units) in AAM LLC; the remaining 0.1% non-managing “A” interest and 0.1% “B” managing interest in AAM LLC are held by Allianz Asset Management GmbH (“AAM GmbH”) and Allianz Asset Management of America Holdings Inc. (“AAMAH”), respectively. AAMAH is a wholly-owned subsidiary of AAM GmbH. AllianzSE, a European-based, multinational insurance and financial services holding company, owns 100% (74.47% directly and 25.53% indirectly through its wholly-owned subsidiary Allianz Finanzbeteiligungs GmbH) of AAM GmbH and 100% (through its direct, wholly-owned subsidiary Allianz Europe B.V.) of AZOA. The address for AGIUSH, AAM LP, AAM LLC, AZOA, PFP and AAMAH is 650 Newport Center Drive, Newport Beach, California 92660. The address for AAM GmbH is Seidlstrasse, 24-24a, D-80335, Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany.

Current Principal Underwriter

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of shares of Allianz Funds and MST pursuant to a distribution contract with each Trust. The Distributor is an indirect wholly-owned subsidiary of AAMA. The Distributor, located at 1633 Broadway, New York, New York 10019, is a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority (“FINRA”).

Affiliated Service Providers

As part of the Transition, affiliates of Virtus will become distributor, administrator and transfer agent for the Continuing Funds. Upon Closing, VP Distributors, LLC will become distributor for the Trusts and Virtus Fund Services, LLC (“VFS”) will become administrator and transfer agent to the Continuing Funds. VFS intends to sub-delegate certain sub-administration, accounting and sub-transfer agency services to the Funds’ current service providers. The transition to VFS as administrator and transfer agent to the Continuing Funds is not expected to result in any increases in the fees charged by the Funds’ current service providers.

Brokerage and Research Services

The Funds did not pay any commissions to an affiliated broker during the most recently completed fiscal year.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (the “Independent Registered Public Accounting Firm”), serves as the independent registered public accounting firm for each Trust and its Funds. The Independent Registered Public Accounting Firm provides audit services, tax return review and assistance and consultation in connection with review of SEC filings. The Independent Registered Public Accounting Firm is located at 300 Madison Avenue, New York, New York 10017 for each Trust.

Representatives of the Independent Registered Public Accounting Firm will be available at the Meeting by telephone to answer any appropriate questions and will have the opportunity to make a statement if they desire to do so.

Pre-approval Policies and Procedures. Each Trust’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non- audit services to be performed by the Trust’s independent registered public accounting firm. Under the policies, on an annual basis, a Trust’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of each Trust. The President of each Fund also pre-approves any permitted non-audit services to be provided to the Fund.

In addition, each Trust’s Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Funds), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

Each Trust’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Funds or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chair of each Trust’s Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the Chair (or by a delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Funds or their Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Fees. The following tables set forth, for each Trust’s two most recent fiscal years, as applicable, the fees billed by the Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the applicable Trust and (b) those non-audit services provided to AllianzGI U.S. and any entity controlling, controlled by or under common control with AllianzGI U.S. that provides ongoing services to the Trust (collectively, “Service Entities”) that relate directly to the Funds’ operations and financial reporting:

Allianz Funds

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
June 30, 2020	$559,910	$0	$155,000	$0
June 30, 2019	$565,959	$0	$202,830	$0

MST

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
September 30, 2019	$1,150,392	$0	$514,451	$0
September 30, 2018	$1,109,663	$0	$557,792	$0

“Audit Fees” represent fees billed for each of the last two fiscal years or professional services rendered for the audit of each Trust’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years. “Audit-Related Fees” represent fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of each Trust’s annual financial statements for those years. “Tax Fees” represent fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns. “All Other Fees” represent fees, if any, billed for other products and services rendered by the principal accountant to each Trust for the last two fiscal years. With respect to each series of Allianz Funds, AllianzGI U.S., in its role as administrator, bears the cost of these audit services at its own expense under its administration agreement with the Funds.

To the extent required by applicable regulations, the Audit Committees of the Boards must approve in advance all audit and non-audit services rendered to the applicable Trust(s) by the Independent Registered Public Accounting Firm and all non-audit services to the Service Entities, if the engagement relates directly to the operations and financial reporting of a Trust. Such services may also be approved by a designated member of the Audit Committees of the Board if the fees for such services are below a designated amount. Such amount varies depending on the type of service. Currently, such amounts are $500,000 for audit services and $500,000 for audit-related services, tax services and non-audit services provided to Service Entities or other permitted services. During the last two fiscal years, no services described above under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the “de minimis” exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

For each Trust’s two most recent fiscal years, as applicable, the aggregate non-audit fees billed by the Independent Registered Public Accounting Firm for services rendered to the Trust and the Service Entities were as follows:

Allianz Funds

Entity	Aggregate Non-Audit Fees Billed to Entity
	June 30, 2020	June 30, 2019
Allianz Funds	$1,738,597	$1,479,004
Service Entities	$95,076	$170,577

MST

Entity	Aggregate Non-Audit Fees Billed to Entity
	September 30, 2019	September 30, 2019
MST	$1,594,163	$2,998,017
Service Entities	$270,577	$230,598

Allianz Funds

Fiscal Year Ended	Audit-Related Fees	Tax Fees	All Other Fees
June 30, 2020	$0	$155,000	$0
June 30, 2019	$0	$202,830	$0

MST

Fiscal Year Ended	Audit-Related Fees	Tax Fees	All Other Fees
September 30, 2019	$0	$514,451	$0
September 30, 2018	$0	$557,792	$0

Executive Officers

The following table provides information about the current executive officers of the Trusts, including their principal occupations, which, unless specific dates are shown, are of more than five years’ duration, although the titles may not have been the same throughout. Unless otherwise indicated, each is currently an executive officer of Allianz Funds and MST. Unless otherwise indicated, the business address of the persons listed below is 1633 Broadway, New York, NY 10019. It is expected that none of these officers will remain as officers of the Trusts following the Transition, as the newly elected Boards are expected to appoint officers from the Virtus organization.

Name and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo	President and Chief Executive Officer	AF/MST: Trustee since March 2019; President and Chief Executive Officer 4/2016 to present	Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of The Korea Fund, Inc. and The Taiwan Fund, Inc.; and President and Chief Executive Officer of 55 funds in the Fund Complex. Formerly, Associate General Counsel, Head of US Funds and Retail Legal of Allianz Global Investors U.S. Holdings LLC; Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC (2013-2019); Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016).

Name and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Scott Whisten	Treasurer, Principal Financial and Accounting Officer	AF/MST: 4/2018 to present	Director of Allianz Global Investors U.S. LLC; and Treasurer, Principal Financial and Accounting Officer of 55 funds in the Fund Complex. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2007-2018).

Angela Borreggine	Chief Legal Officer and Secretary	AF/MST: 4/2016 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Chief Legal Officer and Secretary of 55 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA	Chief Compliance Officer	AF: 4/2013 to present MST: 6/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; Chief Compliance Officer of 55 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili	Assistant Treasurer	AF/MST 1/2011 to present	Director of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Assistant Treasurer of 55 funds in the Fund Complex. Formerly, Assistant Treasurer of The Korea Fund, Inc. (2016-2018).

Richard J. Cochran	Assistant Treasurer	AF/MST: 5/2008 to present	Vice President of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 55 funds in the Fund Complex and of The Korea Fund, Inc.

Debra Rubano	Assistant Secretary	AF/MST: 12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 55 funds in the Fund Complex.

Name and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Craig Ruckman	Assistant Secretary	AF/MST: 12/2017 to present	Director of Allianz Global Investors U.S. Holdings LLC; Chief Legal Officer of Allianz Global Investors Distributors LLC and Assistant Secretary of 55 funds in the Fund Complex. Formerly, Associate of K&L Gates LLP (2012-2016).

Each of the Trusts’ executive officers is an “interested person” of the Trusts (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Please see the following table for information about relationships between the Trusts’ officers and certain of the Trusts’ affiliates.

Certain Affiliations

The following table lists the positions held by each Trust’s officers and any Trustee or Nominee who is an “interested person” of such Trust with affiliated persons or the principal underwriter of such Trust:

Name	Positions and Offices with Principal Underwriter
Craig Ruckman	Chief Legal Officer

Outstanding Shares and Significant Shareholders

Information about the number of outstanding shares and significant Shareholders of the Funds is set forth in Appendix H.

VII. VOTING INFORMATION

Record Date, Quorum and Methods of Tabulation

Shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. With respect to the election of Trustees, the holders of 30% of the shares of each Trust outstanding as of the Record Date, virtually present or represented by proxy, considered together, constitute a quorum for the transaction of business by the Shareholders of that Trust at the Meeting. Trustees are elected by plurality, with all series of each Trust voting as a single class. With respect to Proposals 2 through 4, the holders of 30% of the shares of the relevant Continuing Fund in each case outstanding as of the Record Date, virtually present or by proxy, constitute a quorum for the transaction of business by the Shareholders of that Continuing Fund at the Meeting. As noted above, approval of Proposals 2 through 4 require the lesser of (a) 67% or more of the shares of each relevant Continuing Fund outstanding as of the Record Date virtually present or represented by proxy at the Meeting, if more than 50% of such shares outstanding are virtually present or represented by proxy at the Meeting, or (b) more than 50% of the shares of each relevant Continuing Fund outstanding as of the Record Date, in each case with each Continuing Fund voting separately.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made, shares will be voted in accordance with the recommendation of the Trustees. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the applicable Trust prior to any such exercise, by properly executing a later-dated proxy, or by virtually attending the Meeting and voting.

Votes cast by proxy or by virtual presence at the Meeting will be counted by persons appointed by the Trusts as proxy tabulators both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. For purposes of determining the presence of a quorum, the proxy tabulator will include the total number of Shares present at the Meeting in person or by proxy, including Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). For a proposal requiring approval of a plurality of votes cast, such as the election of Trustees, abstentions and broker non-votes will have no effect on the outcome of such Proposal. For a proposal requiring approval by a specific percentage of shares present or outstanding, abstentions and broker non-votes will have the same effect as a vote against the proposal.

Adjournments

In the event that a quorum is not present for purposes of acting on a proposal for a Trust or Continuing Fund, as applicable, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for such Trust or Continuing Fund, as applicable, to permit further solicitation of proxies. For each Trust or Continuing Fund, as applicable, any such adjournment will require the affirmative vote of a plurality of the shares of such Trust or Continuing Fund, as applicable, virtually present or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal that has not then been adopted. They will vote against such adjournment those proxies required to be voted against each proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such proposals.

Solicitation of Proxies

The solicitation of proxies by personal interview, mail and telephone may be made by Broadridge, officers and Trustees of each Trust and officers and employees of AllianzGI U.S., its affiliates and other representatives of the Trusts. The Trusts have retained Broadridge to serve as tabulator of proxies and this cost as well as the legal, audit and other costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Meeting (including the costs of any additional solicitation and any adjourned session) are anticipated to be approximately $2,000,000 and will be borne (i) 50% by AllianzGI U.S. and (ii) 50% by Virtus regardless of whether the Closing occurs.

Methods of Voting

Electronic Voting: You may give your voting instructions via the Internet or by following the instructions found on the proxy card.

Telephone Voting: You may give your voting instructions over the telephone by calling the phone number listed on your proxy card. When receiving your instructions by telephone, the representative may ask you for your full name and address to confirm that you have received the proxy statement in the mail. If the information you provide matches the information provided to Broadridge by the Trusts, then a representative can record your instructions over the phone.

As the Meeting date approaches, you may receive a call from a representative of the Trusts, Broadridge, AllianzGI U.S. or its affiliates if the Trusts have not yet received your vote.

Voting by Mail: If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can complete, sign, date and mail the proxy card received with the proxy statement by following the instructions on the proxy card.

By Virtual Attendance at the Meeting: Shareholders of record on September 10, 2020 may participate in the Meeting virtually by first visiting the following website and following the registration and participation instructions contained therein: https://www.viewproxy.com/allianzfunds/broadridgevsm/. To attend and vote at the Meeting, Shareholders will be directed to vote at www.proxyvote.com. Please have the control number located on your proxy card or voting information form available. Beneficial owners holding their shares in the name of a brokerage firm, bank, nominee or other institution (“street name”) who wish to attend and/or vote at the combined special meeting must obtain a legal proxy from their brokerage firm, bank nominee or should complete the registration process at least three days in advance of the combined special meeting to ensure that all documentation and verifications are in order.

Shareholder Proposals at Future Meetings

Under the Declarations of Trust, the Trusts are not required to hold annual meetings of Trust Shareholders to elect Trustees or for other purposes. Except as described below, it is not anticipated that a Trust will hold Shareholders’ meetings unless required by law or its Declaration of Trust. In this regard, each Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the Shareholders of the Trust. Shareholder proposals to be virtually presented at any future meeting of Shareholders of a Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. As discussed above under “Election of a Board of Trustees—Shareholder Communications with the Boards of Trustees,” any such proposals should be submitted to the attention of the Board, c/o Chief Legal Officer, 1633 Broadway, New York, New York 10019.

Other Matters

Although the Meeting has been called to transact any other business that may properly come before it, the only business that management intends to virtually present or that it knows that others will virtually present are the Proposals listed in the Notice of Special Meeting. If any other matters properly come before the Meeting, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

Only one copy of the Proxy Statement may be mailed to a household, even if more than one person in a household is a Fund Shareholder of record, unless the Fund has received contrary instructions from one or more of the Shareholders. If you need additional copies of this Proxy Statement and you are a holder of record of your shares, please call 833-934-2736. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this Proxy Statement. If in the future you do not want the mailing of proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of this Proxy Statement and want future mailings to be combined with those of other members of your household, please contact Allianz Global Investors U.S. LLC in writing at 1633 Broadway, New York, NY 10019, or by telephone at 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Class R6, Institutional Class, Class P and Administrative Class shares, or contact your financial service firm.

INDEX OF APPENDICES

APPENDIX A	GOVERNANCE AND NOMINATING CHARTER
APPENDIX B	FORM OF PROPOSED INVESTMENT ADVISORY AGREEMENT
APPENDIX B-1	SCHEDULE A TO PROPOSED INVESTMENT ADVISORY AGREEMENT – ALLIANZ FUNDS
APPENDIX B-2	SCHEDULE A TO PROPOSED INVESTMENT ADVISORY AGREEMENT – MST
APPENDIX C	COMPARISON OF CURRENT EXPENSES AND PROPOSED PRO FORMA EXPENSES OF THE TRUSTS UNDER THE VIRTUS EXPENSE STRUCTURE
APPENDIX D	PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF VIRTUS
APPENDIX E	FORM OF SUBADVISORY AGREEMENTS
APPENDIX F	PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF ALLIANZGI U.S.
APPENDIX G	PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF NFJ INVESTMENT GROUP, LLC
APPENDIX H	OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

Appendix A

Governance and Nominating Committee Charter

Allianz Funds, Allianz Funds Multi-Strategy Trust and Allianz Global Investors U.S. LLC Sponsored Closed-End Funds

The Board of Trustees (each a “Board”) of each of Allianz Funds, Allianz Funds Multi-Strategy Trust, AllianzGI Institutional Multi-Series Trust and Premier Multi-Series VIT (each a “Trust,” and each series or portfolio of such Trust, a “Fund”) and of each of the closed-end funds sponsored by Allianz Global Investors U.S. LLC (each also a “Trust” or a “Fund”) has adopted this Charter to govern the activities of the Governance and Nominating Committee (the “Committee”) of the Board. This Charter applies separately to each Trust and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any governance and/or nominating committee charter previously adopted by any Board.

Statement of Purpose and Responsibility

The primary purposes and responsibilities of the Committee are (i) advising and making recommendations to the Board on matters concerning Board governance and related Trustee practices, and (ii) the screening and nomination of candidates for election to the Board as Trustees, including Independent Trustees (as defined below).

Organization

1.        The Committee shall consist of as many Trustees as the Board shall determine, but in any event not fewer than two (2) Trustees. The Committee shall consist exclusively of Board members who are not “interested persons” of the Trust (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each Board may remove or replace any member of the Committee, with or without cause, at any time in its sole discretion.

2.        One or more members of the Committee may be designated by the Board as the Committee’s chair or vice chair, as the case may be, and shall serve for such term or terms as the Board may determine. The Committee Chair shall: (1) schedule meetings to take place at such times and frequency as he or she deems appropriate; (2) provide input to management regarding its establishment of an agenda for each Committee meeting, with assistance from other Committee members as the Chair deems appropriate; (3) serve as chair of each Committee meeting; (4) serve as the primary Committee member who shall interface with management regarding Committee-related matters; and (5) perform such other duties as the Board or the Committee deems appropriate. The Chair can delegate to one or more other Committee members one or more of such duties as he or she deems appropriate.

3.        The Committee will have at least one regularly scheduled meeting per year to consider the compensation of Independent Trustees and other matters the Committee deems appropriate. Additional Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust’s Bylaws.

Duties and Responsibilities for Governance Matters

1.         Overview of Responsibilities. The responsibilities of the Committee of each Trust include considering and making recommendations to the Board regarding: (1) governance, retirement and other policies, procedures and practices relating to the Board and the Trustees; (2) in consultation with the Chair of the Trustees, matters concerning the functions and duties of the Trustees and committees of the Board; (3) the size of the

Board and, in consultation with the Chair of the Trustees, the Board’s committees and their composition; and (4) Board and committee meeting procedures, including the appropriateness and adequacy of the information supplied to the Trustees in connection with such meetings.

2.        Trustee Compensation. The Committee will periodically review and recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by the Trust to the Independent Trustees for their services on the Board and any committees of the Board.

3.        Board Governance Policies. The Committee shall review the Board Governance Policies designed to enhance the independence and effectiveness of the Independent Trustees in serving the interests of the Funds and their shareholders. The Committee shall review these Policies no less than every two years and shall recommend any changes to the Board for its approval. In addition to other areas that the Board may assign, the Committee shall be responsible for reviewing the appointment of independent legal counsel, reviewing the Trustees’ insurance coverage, and overseeing Trustee education.

4.        The Committee shall discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Trustee and Officer Nominations

1.        Qualifications for Trustee Nominees. A Trustee candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence.

2.        Identification of Nominees. In identifying potential nominees for a Board, the Committee may consider candidates recommended by the following sources: (i) the Trust’s current Trustees; (ii) the Trust’s officers; (iii) the Fund’s investment adviser or sub-advisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Trust’s expense to identify potential candidates. With respect to annual nominations for the Closed-End Funds, absent circumstances warranting different action, the Board expects that such nominations will be made in a manner designed to maintain common Board membership with the other Funds.

3.        Consideration of Candidates Recommended By Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A (for all Funds other than the Allianz Global Investors U.S. LLC Sponsored Closed-End Funds) and Appendix B (for the Allianz Global Investors U.S. LLC Sponsored Closed-End Funds) to this Charter, as they may be amended from time to time by the Committee, set forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A or Appendix B (as applicable) will not be considered by the Committee or the Board).

4.        Recommendation of Candidates to the Board. The Committee will recommend to the Board the Trustee candidates that it deems qualified to serve as Independent Trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference. The Committee may also consider and recommend to the Board Trustee candidates who would not qualify as Independent Trustees.

5.        Fund Officers. The Committee shall nominate annually candidates to serve as officers of the Funds.

Operating Guidelines

1.        The appropriate officers of the Trust shall provide or arrange to provide such information, data, and services as the Committee may request. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to engage such legal counsel and other experts and consultants at the Trust’s expense as the Committee, in its discretion, deems necessary or appropriate to carry out its responsibilities.

2.        Absent actual knowledge to the contrary, each Committee member is entitled to rely upon (1) the integrity and competence of those persons and organizations that render services to the Trust and from whom the Committee receives information or reports and (2) the accuracy and completeness (both at the time of presentation and on a continuing basis, as appropriate) of the information and reports provided to the Committee by such persons or organizations. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of a Trust, under federal and state law.

Exhibit A

Procedures for Shareholders to Submit Nominee Candidates for all Funds other than the Allianz Global Investors U.S. LLC Sponsored Closed-End Funds

A shareholder of a Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.        The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Trust does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.        All Shareholder Recommendations properly submitted to a Trust will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.        At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.        The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.        The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares (and class) of the Fund(s) of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of shares (and class) of the Fund(s) of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Exhibit B

Procedures for Shareholders to Submit Nominee Candidates for the Allianz Global Investors U.S. LLC Sponsored Closed-End Funds

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.        The shareholder/stockholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust.

2.        The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of a Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.        The Shareholder Recommendation must include: (i) a statement in writing setting forth

(A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the class and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Appendix B

[Form of Agreement to be broken out separately by Trust into two substantially identical agreements]

[ALLIANZ FUNDS]

[ALLIANZ FUNDS MULTI-STRATEGY TRUST]

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, effective as of the [        ] day of [            ], 20[        ] (the “Contract Date”) by and between [Allianz Funds] / [Allianz Funds Multi-Strategy Trust], a Massachusetts business trust (the “Trust”), and Virtus Investment Advisers, Inc., a Massachusetts corporation (the “Adviser”).

WITNESSETH THAT:

1.        The Trust hereby appoints the Adviser to act as investment adviser to the Trust on behalf of each of the portfolio series of the Trust established and designated by the Board of Trustees of the Trust (the “Trustees”) on or before the date hereof, as listed on attached Schedule A (collectively, the “Existing Series”), for the period and on the terms set forth herein. The Adviser accepts such appointment and agrees to render the services described in this Agreement for the compensation herein provided.

2.        In the event that the Trustees desire to retain the Adviser to render investment advisory services hereunder with respect to one or more of the additional series (the “Additional Series”), by agreement in writing, the Trust and the Adviser may agree to amend Schedule A to include such Additional Series, whereupon such Additional Series shall become subject to the terms and conditions of this Agreement.

3.        The Adviser shall furnish continuously an investment program for the portfolio of each Existing Series and the portfolio of any Additional Series which may become subject to the terms and conditions set forth herein (the Existing Series and the Additional Series sometimes collectively referred to as the “Series”) and shall manage the investment and reinvestment of the assets of the portfolio of each Series, subject at all times to the supervision of the Trustees.

4.        With respect to managing the investment and reinvestment of the portfolio of the Series’ assets, the Adviser shall provide, at its own expense:

(a)	Investment research, advice and supervision;

(b)	An investment program for each Series consistent with its investment objectives, policies and procedures;

(c)	Implementation of the investment program for each Series including the purchase and sale of securities;

(d)

Implementation of an investment program designed to manage cash, cash equivalents and short-term investments for a Series with respect to assets designated from time to time to be managed by a subadviser to such Series;

(e)	Advice and assistance on the general operations of the Trust; and

(f)	Regular reports to the Trustees on the implementation of each Series’ investment program.

5.        The Adviser shall, for all purposes herein, be deemed to be an independent contractor.

Appendix B

6.        The Adviser shall furnish at its own expense, or pay the expenses of the Trust, for the following:

(a)	Office facilities, including office space, furniture and equipment;

(b)	Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series’ assets (including those required for research, statistical and investment work);

(c)

Except as otherwise approved by the Board, personnel are to serve without direct compensation from the Trust as officers or agents of the Trust. The Adviser need not provide personnel to perform, or pay the expenses of the Trust for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel;

(d)	Compensation and expenses, if any, of the Trustees who are also affiliated persons of the Adviser or any of its affiliated persons; and

(e)	Any subadviser recommended by the Adviser and appointed to act on behalf of the Trust.

7.        All costs and expenses not specifically enumerated herein as payable by the Adviser shall be paid by the Trust. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not affiliated persons of the Adviser or any of its affiliated persons, expenses of Trustees’ and shareholders’ meetings including the cost of printing and mailing proxies, expenses of Adviser personnel attending Trustee meetings as required, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing share certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Trustees, the Trust shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

8.        The Adviser shall adhere to all applicable requirements under laws, regulations, rules and orders of regulatory or judicial bodies and all applicable policies and procedures as adopted from time to time by the Trustees, including but not limited to the following:

(a)

Code of Ethics. The Adviser shall adopt a Code of Ethics designed to prevent “access persons” (as defined therein in accordance with Rule 17j-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”)) from engaging in fraudulent acts or transactions that are, or have the potential of being viewed as, a conflict of interest, and shall monitor for compliance with its Code of Ethics and report any violations to the Trust’s Compliance Officer.

(b)

Policy with Respect to Portfolio Transactions. The Adviser shall have full trading discretion in selecting broker-dealers for Series transactions on a day to day basis so long as each selection is in conformance with the Trust’s Policy with Respect to Portfolio Transactions. Such discretion shall include use of “soft dollars” for certain broker and research services, also in conformance with the Trust’s Policy with Respect to Portfolio Transactions. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

Appendix B

(c)

Procedures for the Determination of Liquidity of Assets. It shall be the responsibility of the Adviser to monitor the Series’ assets that are not liquid, making such determinations as to liquidity of a particular asset as may be necessary, in accordance with the Trust’s Procedures for the Determination of Liquidity of Assets. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

(d)

Policy with Respect to Proxy Voting. In the absence of specific direction to the contrary by the Trustees and in a manner consistent with the Trust’s Policy with Respect to Proxy Voting, the Adviser shall be responsible for voting proxies with respect to portfolio holdings of the Trust. The Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets under management by the Adviser in accordance with such policies and procedures adopted or approved by each Series. Unless the Trust gives the Adviser written instructions to the contrary, the Adviser will, in compliance with the proxy voting procedures of the Series then in effect or approved by the Series, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which the assets of the Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Adviser (or designee) all proxies upon receipt so as to afford the Adviser a reasonable amount of time in which to determine how to vote such proxies. The Adviser agrees to provide the Trust with quarterly proxy voting reports in such form as the Trust may request from time to time. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

(e)

Procedures for the Valuation of Securities. It shall be the responsibility of the Adviser to fully comply with the Trust’s Valuation Procedures. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

9.        For providing the services and assuming the expenses outlined herein, the Trust agrees that the Adviser shall be compensated as follows:

(a)

The Trust shall pay a monthly fee calculated at an annual rate as specified in Schedule A. The amounts payable to the Adviser with respect to the Series shall be based upon the average of the values of the net assets of the Series as of the close of business each day, computed in accordance with the Trust’s Declaration of Trust.

(b)	Compensation shall accrue immediately upon the effective date of this Agreement.

(c)

If there is termination of this Agreement with respect to any Series during a month, the Series’ fee for that month shall be proportionately computed upon the average of the daily net asset values of such Series for such partial period in such month.

(d)

The Adviser agrees to reimburse the Trust for the amount, if any, by which the total operating and management expenses of the portfolio of any Series (including the Adviser’s compensation, pursuant to this paragraph, but excluding taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses), for any “fiscal year” exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation (which is not waived by the State), if any, imposed on open-end investment companies by any state in which shares of such Series are then qualified. Such reimbursement, if any, will be made by the Adviser to the Trust within five days after the end of each month. For the purpose of this subparagraph (d), the term “fiscal year” shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

Appendix B

10.        The services of the Adviser to the Trust are not to be deemed exclusive, the Adviser being free to render services to others and to engage in other activities. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Trustees and subject further to compliance with applicable provisions of the Investment Company Act, as amended, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Trust, the Adviser and any such agent.

11.        The Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder.

12.        It is understood that:

(a)	Trustees, officers, employees, agents and shareholders of the Trust are or may be “interested persons” of the Adviser as directors, officers, shareholders or otherwise;

(b)	Directors, officers, employees, agents and stockholders of the Adviser are or may be “interested persons” of the Trust as Trustees, officers, shareholders or otherwise; and

(c)	The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

13.        This Agreement shall take effect as of the date hereof, and shall remain in effect, unless sooner terminated as provided herein, with respect to a Series for a period of two years following the date set forth on the attached Schedule A. This Agreement shall continue thereafter on an annual basis with respect to a Series provided that (a) such continuance with respect to any such Series is approved at least annually by either the Trustees or by a “vote of the majority of the outstanding voting securities” of such Series and (b) the terms and any continuation of this Agreement with respect to any such Series have been approved by a vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any such party cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval.

Any approval of this Agreement by a vote of the holders of a “majority of the outstanding voting securities” of any Series shall be effective to continue this Agreement with respect to such Series notwithstanding (a) that this Agreement has not been approved by a “vote of a majority of the outstanding voting securities” of any other Series of the Trust affected thereby and (b) that this Agreement has not been approved by the holders of a “vote of a majority of the outstanding voting securities” of the Trust, unless either such additional approval shall be required by any other applicable law or otherwise.

14.        The Trust may terminate this Agreement with respect to the Trust or to any Series upon 60 days’ written notice to the Adviser at any time, without the payment of any penalty, by vote of the Trustees or, as to any Series, by a “vote of the majority of the outstanding voting securities” of such Series. The Adviser may terminate this Agreement upon 60 days’ written notice to the Trust, without the payment of any penalty. This Agreement shall immediately terminate in the event of its “assignment”.

15.        The terms “majority of the outstanding voting securities”, “interested persons” and “assignment”, when used herein, shall have the respective meanings in the Investment Company Act.

16.        In the event of termination of this Agreement, or at the request of the Adviser, subject to applicable regulatory requirements in each case, the Trust will eliminate all reference to “Virtus” from its name, and will not

Appendix B

thereafter transact business in a name using the word “Virtus” in any form or combination whatsoever, or otherwise use the word “Virtus” as a part of its name. The Trust will thereafter in all prospectuses, advertising materials, letterheads, and other material designed to be read by investors or prospective investors delete from the name the word “Virtus” or any approximation thereof. If the Adviser chooses to withdraw the Trust’s right to use the word “Virtus,” it agrees to submit the question of continuing this Agreement to a vote of the Trust’s shareholders at the time of such withdrawal.

17.        It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

18.        This Agreement does not benefit any third-party not expressly named in the Agreement. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of The Commonwealth of Massachusetts.

19.        Unless the parties hereto mutually consent in writing to the selection of an alternative forum, any suit, action or proceeding brought by or in the right of any shareholder or any person claiming any interest in any shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement, any Series or class or any shares, including any claim of any nature against the Trust, any Series or class, the Trustees or officers of the Trust, shall be brought exclusively in a federal or state court located within The Commonwealth of Massachusetts (and the appropriate appellate courts therefrom).

20.        Subject to the duty of the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and any Additional Series that may be named, and the actions of the Adviser and the Trust in respect thereof.

21.        In the case of class action suits involving securities held in the Series’ portfolios, the Adviser may include information about the Series for purposes of participating in any settlements.

22.        A copy of the Trust’s Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Trust.

Appendix B

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

[ALLIANZ FUNDS] [ALLIANZ FUNDS MULTI-STRATEGY TRUST]

By:
Name:
Title:

VIRTUS INVESTMENT ADVISERS, INC.

By:
Name:
Title:

Appendix B-1

ALLIANZ FUNDS

SCHEDULE A

SERIES AND FEES

As of [    ]

Fund Name	Management Fee (annualized percentage of net assets)
AllianzGI Dividend Value Fund	0.45%
AllianzGI Emerging Markets Opportunities Fund	0.85%
AllianzGI Focused Growth Fund	0.45%
AllianzGI Global Small-Cap Fund	0.90%
AllianzGI Health Sciences Fund	0.80%
AllianzGI Income & Growth Fund	0.65%
AllianzGI International Value Fund	0.60%
AllianzGI Large-Cap Value Fund	0.45%
AllianzGI Mid-Cap Fund	0.47%
AllianzGI Mid-Cap Value Fund	0.55%
AllianzGI Small-Cap Fund	0.60%
AllianzGI Small-Cap Value Fund	0.60%
AllianzGI Technology Fund	0.90%

B-1-1

Appendix B-2

ALLIANZ FUNDS MULTI-STRATEGY TRUST

SCHEDULE A

SERIES AND FEES

As of [    ]

Fund Name	Management Fee (annualized percentage of net assets)
AllianzGI Convertible Fund	0.57%
AllianzGI Core Plus Bond Fund	0.30%
AllianzGI Emerging Markets Consumer Fund	0.85%
AllianzGI Global Allocation Fund	0.70%
AllianzGI Global Dynamic Allocation Fund	0.70%
AllianzGI Global Sustainability Fund	0.80%
AllianzGI High Yield Bond Fund	0.48%
AllianzGI International Small-Cap Fund	1.00%
AllianzGI Emerging Markets Value Fund	0.85%
AllianzGI Preferred Securities and Income Fund	0.45%
AllianzGI Short Duration High Income Fund	0.48%
AllianzGI Water Fund	0.95%

B-2-1

Appendix C

Comparison of Current Expenses and Proposed Pro Forma Expenses of the Trusts Under the Virtus Expense Structure

Allianz Funds

AllianzGI Dividend Value Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA							Proposed IAA(1)
Share Class	Class A	Class C	Class R	Institutional	Class R6	Class P	Administrative	Class A	Class C	Class R	Institutional	Class R6	Class P	Administrative
Management Fees	0.85%	0.85	0.85	0.75	0.70	0.85	0.75	0.45	0.45	0.45	0.45	0.45	0.45	0.45
Distribution and/or Service (12b-1) Fees	0.25%	1.00	0.50	None	None	None	0.25	0.25	1.00	0.50	None	None	None	0.25
Other Expenses	0.02%	0.02	0.02	0.02	0.02	0.02	0.02	0.35	0.35	0.35	0.35	0.20	0.35	0.35
Admin Fee	*	*	*	*	*	*	*	0.09	0.09	0.09	0.09	0.09	0.09	0.09
TA Fee	*	*	*	*	*	*	*	0.04	0.04	0.04	0.04	0.04	0.04	0.04
Total Annual Fund Operating Expenses	1.12%	1.87	1.37	0.77	0.72	0.87	1.02	1.06	1.81	1.31	0.81	0.65	0.81	1.06
Expense Reductions(2)	(0.07)%	(0.07)	(0.07)	(0.07)	(0.07)	(0.07)	(0.07)	(0.02)	(0.02)	(0.02)	(0.12)	(0.01)	(0.02)	(0.12)
Total Annual Fund Operating Expenses After Expense Reductions(2)	1.05%	1.80	1.30	0.70	0.65	0.80	0.95	1.04	1.79	1.29	0.69	0.64	0.79	0.94

[1]	Based on net assets as of June 1, 2020.
[2]

Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) has contractually agreed to observe, through August 31, 2021, an irrevocable waiver of a portion of its advisory fees (“Management Fees” in the table above consist of administrative fees and advisory fees paid to AllianzGI U.S.), which reduces the contractual fee rate by 0.075%. Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses remain the same or lower under the new investment advisory arrangement. Further to this agreement, Virtus may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment.

*	Management Fees under the Current IMA consist of both administrative fees (including transfer agency costs) and advisory fees paid to AllianzGI U.S.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Current IMA Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$651	$880	$1,127	$1,832	$651	$880	$1,127	$1,832	$651	$866	$1,099	$1,768	$651	$866	$1,099	$1,768
Class C	283	581	1,004	2,185	183	581	1,004	2,185	283	567	977	2,121	183	567	977	2,121
Class R	132	427	743	1,640	132	427	743	1,640	132	413	715	1,573	132	413	715	1,573
Institutional	72	239	421	948	72	239	421	948	72	236	426	977	72	236	426	977
Class R6	66	223	394	888	66	223	394	888	66	208	363	813	66	208	363	813
Class P	82	271	475	1,066	82	271	475	1,066	82	256	446	996	82	256	446	996
Administrative	97	318	556	1,241	97	318	556	1,241	97	314	562	1,270	97	314	562	1,270

Appendix C

AllianzGI Emerging Markets Opportunities Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA					Proposed IAA(1)
Share Class	Class A	Class C	Institutional	Class R6	Class P	Class A	Class C	Institutional	Class R6	Class P
Management Fees	1.35%	1.35	1.25	1.20	1.35	0.85	0.85	0.85	0.85	0.85
Distribution and/or Service (12b-1) Fees	0.25%	1.00	None	None	None	0.25	1.00	None	None	None
Other Expenses	0.04%	0.04	0.04	0.04	0.04	0.40	0.40	0.40	0.29	0.40
Admin Fee	*	*	*	*	*	0.09	0.09	0.09	0.09	0.09
TA Fee	*	*	*	*	*	0.04	0.04	0.04	0.04	0.04
Acquired Fund Fees and Expenses	0.01%	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses(2)	1.65%	2.40	1.30	1.25	1.40	1.51	2.26	1.26	1.14	1.26
Expense Reductions(3)	(0.35)%	(0.35)	(0.35)	(0.35)	(0.35)	(0.25)	(0.25)	(0.35)	(0.28)	(0.25)
Total Annual Fund Operating Expenses After Expense Reductions(3)	1.30%	2.05	0.95	0.90	1.05	1.26	2.01	0.91	0.86	1.01

[1]	Based on net assets as of June 1, 2020.
[2]

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Asset in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[3]

Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) has contractually agreed to observe, through August 31, 2021, (i) an irrevocable waiver of a portion of its advisory fees (“Management Fees” in the table above consist of administrative fees and advisory fees paid to AllianzGI U.S.), which reduces the contractual fee rate by 0.20%, and (ii) an irrevocable waiver of a portion of its administrative fees, which reduces the contractual fee rate by 0.15%. Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses remain the same or lower under the new investment advisory arrangement. Further to this agreement, Virtus may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment.

*	Management Fees under the Current IMA consist of both administrative fees (including transfer agency costs) and advisory fees paid to AllianzGI U.S.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Current IMA Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$675	$1,009	$1,367	$2,369	$675	$1,009	$1,367	$2,369	$675	$962	$1,292	$2,223	$675	$962	$1,292	$2,223
Class C	308	715	1,249	2,710	208	715	1,249	2,710	308	666	1,173	2,567	208	666	1,173	2,567
Institutional	97	378	679	1,537	97	378	679	1,537	97	337	632	1,472	97	337	632	1,472
Class R6	92	362	653	1,480	92	362	653	1,480	92	315	584	1,354	92	315	584	1,354
Class P	107	409	732	1,649	107	409	732	1,649	107	358	652	1,490	107	358	652	1,490

Appendix C

AllianzGI Focused Growth Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA							Proposed IAA(1)
Share Class	Class A	Class C	Class R	Institutional	Class R6	Class P	Administrative	Class A	Class C	Class R	Institutional	Class R6	Class P	Administrative
Management Fees	0.85%	0.85	0.85	0.75	0.70	0.85	0.75	0.45	0.45	0.45	0.45	0.45	0.45	0.45
Distribution and/or Service (12b-1) Fees	0.25%	1.00	0.50	None	None	None	0.25	0.25	1.00	0.50	None	None	None	0.25
Other Expenses	0.02%	0.02	0.02	0.02	0.02	0.02	0.02	0.28	0.28	0.28	0.28	0.18	0.28	0.28
Admin Fee	*	*	*	*	*	*	*	0.09	0.09	0.09	0.09	0.09	0.09	0.09
TA Fee	*	*	*	*	*	*	*	0.04	0.04	0.04	0.04	0.04	0.04	0.04
Total Annual Fund Operating Expenses	1.12%	1.87	1.37	0.77	0.72	0.87	1.02	0.98	1.73	1.23	0.73	0.63	0.73	0.98
Expense Reductions(2)	(0.12)%	(0.10)	(0.10)	(0.10)	(0.10)	(0.10)	(0.10)	None	None	None	(0.06)	(0.01)	None	(0.06)
Total Annual Fund Operating Expenses After Expense Reductions(2)	1.00%	1.77	1.27	0.67	0.62	0.77	0.92	0.98	1.73	1.23	0.67	0.62	0.73	0.92

[1]	Based on net assets as of June 1, 2020.
[2]

Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) has contractually agreed to observe, through August 31, 2021, (i) an irrevocable waiver of a portion of its advisory fees (“Management Fees” in the table above consist of administrative fees and advisory fees paid to AllianzGI U.S.), which reduces the contractual fee rate by 0.10%, and (ii) an irrevocable waiver of a portion of its administrative fees for Class A shares, which reduces the contractual fee rate by 0.02%. Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses remain the same or lower under the new investment advisory arrangement. Further to this agreement, Virtus may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment.

*	Management Fees under the Current IMA consist of both administrative fees (including transfer agency costs) and advisory fees paid to AllianzGI U.S.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Current IMA Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions, as applicable, and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$646	$875	$1,122	$1,828	$646	$875	$1,122	$1,828	$644	$845	$1,061	$1,684	$644	$845	$1,061	$1,684
Class C	280	578	1,002	2,182	180	578	1,002	2,182	276	545	938	2,040	176	545	938	2,040
Class R	129	424	740	1,638	129	424	740	1,638	125	390	675	1,487	125	390	675	1,487
Institutional	68	236	418	945	68	236	418	945	68	221	393	894	68	221	393	894
Class R6	63	220	391	885	63	220	391	885	63	200	350	786	63	200	350	786
Class P	79	268	472	1,063	79	268	472	1,063	74	233	405	905	74	233	405	905
Administrative	94	315	554	1,239	94	315	554	1,239	94	300	529	1,189	94	300	529	1,189

Appendix C

AllianzGI Global Small-Cap Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA					Proposed IAA(1)
Share Class	Class A	Class C	Institutional	Class R6	Class P	Class A	Class C	Institutional	Class R6	Class P
Management Fees	1.35%	1.35	1.25	1.20	1.35	0.90	0.90	0.90	0.90	0.90
Distribution and/or Service (12b-1) Fees	0.25%	1.00	None	None	None	0.25	1.00	None	None	None
Other Expenses	0.03%	0.03	0.03	0.03	0.03	0.58	0.58	0.58	0.44	0.58
Admin Fee	*	*	*	*	*	0.09	0.09	0.09	0.09	0.09
TA Fee	*	*	*	*	*	0.04	0.04	0.04	0.04	0.04
Total Annual Fund Operating Expenses	1.63%	2.38	1.28	1.23	1.38	1.73	2.48	1.48	1.34	1.48
Expense Reductions(2)	None	None	None	None	None	(0.11)	(0.11)	(0.21)	(0.11)	(0.11)
Total Annual Fund Operating Expenses After Expense Reductions(2)	1.63%	2.38	1.28	1.23	1.38	1.62	2.37	1.27	1.23	1.37

[1]	Based on net assets as of June 1, 2020.
[2]

Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses remain the same or lower under the new investment advisory arrangement. Further to this agreement, Virtus may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment.

*	Management Fees under the Current IMA consist of both administrative fees (including transfer agency costs) and advisory fees paid to AllianzGI U.S.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$707	$1,036	$1,388	$2,376	$707	$1,036	$1,388	$2,376	$707	$1,046	$1,419	$2,463	$707	$1,046	$1,419	$2,463
Class C	341	742	1,270	2,716	241	742	1,270	2,716	341	753	1,302	2,801	241	753	1,302	2,801
Institutional	130	406	702	1,545	130	406	702	1,545	130	428	769	1,733	130	428	769	1,733
Class R6	125	390	676	1,489	125	390	676	1,489	125	402	712	1,593	125	402	712	1,593
Class P	140	437	755	1,657	140	437	755	1,657	140	448	789	1,751	140	448	789	1,751

Appendix C

AllianzGI Health Sciences Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA					Proposed IAA(1)
Share Class	Class A	Class C	Institutional	Class R6	Class P	Class A	Class C	Institutional	Class R6	Class P
Management Fees	1.20%	1.20	1.10	1.05	1.20	0.80	0.80	0.80	0.80	0.80
Distribution and/or Service (12b-1) Fees	0.25%	1.00	None	None	None	0.25	1.00	None	None	None
Other Expenses	0.02%	0.02	0.02	0.02	0.02	0.32	0.32	0.32	0.23	0.32
Admin Fee	*	*	*	*	*	0.09	0.09	0.09	0.09	0.09
TA Fee	*	*	*	*	*	0.04	0.04	0.04	0.04	0.04
Total Annual Fund Operating Expenses	1.47%	2.22	1.12	1.07	1.22	1.37	2.12	1.12	1.03	1.12

[1]	Based on net assets as of June 1, 2020.
*	Management Fees under the Current IMA consist of both administrative fees (including transfer agency costs) and advisory fees paid to AllianzGI U.S.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$691	$989	$1,309	$2,211	$691	$989	$1,309	$2,211	$682	$961	$1,261	$2,111	$682	$961	$1,261	$2,111
Class C	325	694	1,190	2,554	225	694	1,190	2,554	316	665	1,141	2,457	216	665	1,141	2,457
Institutional	114	356	617	1,363	114	356	617	1,363	115	357	620	1,369	115	357	620	1,369
Class R6	109	340	590	1,306	109	340	590	1,306	105	328	569	1,259	105	328	569	1,259
Class P	124	387	670	1,477	124	387	670	1,477	115	357	620	1,369	115	357	620	1,369

Appendix C

AllianzGI Income & Growth Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA						Proposed IAA(1)
Share Class	Class A	Class C	Class R	Institutional	Class R6	Class P	Class A	Class C	Class R	Institutional	Class R6	Class P
Management Fees	1.02%	1.02	1.02	0.92	0.87	1.02	0.65	0.65	0.65	0.65	0.65	0.65
Distribution and/or Service (12b-1) Fees	0.25%	1.00	0.50	None	None	None	0.25	1.00	0.50	None	None	None
Other Expenses	0.02%	0.02	0.02	0.02	0.02	0.02	0.25	0.25	0.25	0.25	0.17	0.25
Admin Fee	*	*	*	*	*	*	0.09	0.09	0.09	0.09	0.09	0.09
TA Fee	*	*	*	*	*	*	0.04	0.04	0.04	0.04	0.04	0.04
Total Annual Fund Operating Expenses	1.29%	2.04	1.54	0.94	0.89	1.04	1.15	1.90	1.40	0.90	0.82	0.90
Expense Reductions(2)	(0.01)%	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	None	None	None	None	None	None
Total Annual Fund Operating Expenses After Expense Reductions(2)	1.28%	2.03	1.53	0.93	0.88	1.03	1.15	1.90	1.40	0.90	0.82	0.90

[1]	Based on net assets as of June 1, 2020.
[2]

Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) has contractually agreed to observe, through August 31, 2021, an irrevocable waiver of a portion of its advisory fees (“Management Fees” in the table above consist of administrative fees and advisory fees paid to AllianzGI U.S.), which reduces the 0.65% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses remain the same or lower under the new investment advisory arrangement. Further to this agreement, Virtus may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment.

*	Management Fees under the Current IMA consist of both administrative fees (including transfer agency costs) and advisory fees paid to AllianzGI U.S.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Current IMA Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$673	$936	$1,218	$2,020	$673	$936	$1,218	$2,020	$661	$895	$1,148	$1,871	$661	$895	$1,148	$1,871
Class C	306	639	1,097	2,368	206	639	1,097	2,368	293	597	1,026	2,222	193	597	1,026	2,222
Class R	156	485	838	1,834	156	485	838	1,834	143	443	766	1,680	143	443	766	1,680
Institutional	95	299	519	1,154	95	299	519	1,154	92	287	498	1,108	92	287	498	1,108
Class R6	90	283	492	1,095	90	283	492	1,095	84	262	455	1,014	84	262	455	1,014
Class P	105	330	573	1,270	105	330	573	1,270	92	287	498	1,108	92	287	498	1,108

Appendix C

AllianzGI International Value Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA							Proposed IAA(1)
Share Class	Class A	Class C	Class R	Institutional	Class R6	Class P	Admini- strative	Class A	Class C	Class R	Institutional	Class R6	Class P	Admini- strative
Management Fees	1.10%	1.10	1.10	1.00	0.95	1.10	1.00	0.60	0.60	0.60	0.60	0.60	0.60	0.60
Distribution and/or Service (12b-1) Fees	0.25%	1.00	0.50	None	None	None	0.25	0.25	1.00	0.50	None	None	None	0.25
Other Expenses	0.02%	0.02	0.02	0.02	0.02	0.02	0.02	0.46	0.46	0.46	0.46	0.33	0.46	0.46
Admin Fee	*	*	*	*	*	*	*	0.09	0.09	0.09	0.09	0.09	0.09	0.09
TA Fee	*	*	*	*	*	*	*	0.04	0.04	0.04	0.04	0.04	0.04	0.04
Total Annual Fund Operating Expenses	1.37%	2.12	1.62	1.02	0.97	1.12	1.27	1.31	2.06	1.56	1.06	0.93	1.06	1.31
Expense Reductions(2)	(0.07)%	(0.07)	(0.07)	(0.07)	(0.07)	(0.07)	(0.07)	None	None	None	(0.10)	(0.02)	None	(0.10)
Total Annual Fund Operating Expenses After Expense Reductions(2)	1.30%	2.05	1.55	0.95	0.90	1.05	1.20	1.31	2.06	1.56	0.96	0.91	1.06	1.21

[1]	Based on net assets as of June 1, 2020.
[2]

Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) has contractually agreed to observe, through August 31, 2021, (i) an irrevocable waiver of a portion of its advisory fees (“Management Fees” in the table above consist of administrative fees and advisory fees paid to AllianzGI U.S.), which reduces the contractual fee rate by 0.05%, and (ii) an irrevocable waiver of a portion of its administrative fees, which reduces the contractual fee rate by 0.025%. Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses remain the same or lower under the new investment advisory arrangement. Further to this agreement, Virtus may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment.

*	Management Fees under the Current IMA consist of both administrative fees (including transfer agency costs) and advisory fees paid to AllianzGI U.S.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Current IMA Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions, as applicable, and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$675	$953	$1,252	$2,100	$675	$953	$1,252	$2,100	$675	$941	$1,228	$2,044	$675	$941	$1,228	$2,044
Class C	308	657	1,133	2,446	208	657	1,133	2,446	308	644	1,108	2,391	208	644	1,108	2,391
Class R	158	504	875	1,916	158	504	875	1,916	158	491	849	1,858	158	491	849	1,858
Institutional	97	318	556	1,241	97	318	556	1,241	97	315	564	1,277	97	315	564	1,277
Class R6	92	302	529	1,183	92	302	529	1,183	92	291	510	1,141	92	291	510	1,141
Class P	107	349	610	1,357	107	349	610	1,357	107	336	584	1,296	107	336	584	1,296
Administrative	122	396	690	1,528	122	396	690	1,528	122	393	698	1,563	122	393	698	1,563

Appendix C

AllianzGI Large-Cap Value Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA							Proposed IAA(1)
Share Class	Class A	Class C	Class R	Institutional	Class R6	Class P	Administrative	Class A	Class C	Class R	Institutional	Class R6	Class P	Administrative
Management Fees	0.85%	0.85	0.85	0.75	0.70	0.85	0.75	0.45	0.45	0.45	0.45	0.45	0.45	0.45
Distribution and/or Service (12b-1) Fees	0.25%	1.00	0.50	None	None	None	0.25	0.25	1.00	0.50	None	None	None	0.25
Other Expenses	0.02%	0.02	0.02	0.02	0.02	0.02	0.02	0.35	0.35	0.35	0.35	0.24	0.35	0.35
Admin Fee	*	*	*	*	*	*	*	0.09	0.09	0.09	0.09	0.09	0.09	0.09
TA Fee	*	*	*	*	*	*	*	0.04	0.04	0.04	0.04	0.04	0.04	0.04
Total Annual Fund Operating Expenses	1.12%	1.87	1.37	0.77	0.72	0.87	1.02	1.05	1.80	1.30	0.80	0.68	0.80	1.05
Expense Reductions(2)	None	None	None	None	None	None	None	None	None	None	(0.03)	None	None	(0.03)
Total Annual Fund Operating Expenses After Expense Reductions(2)	1.12%	1.87	1.37	0.77	0.72	0.87	1.02	1.05	1.80	1.30	0.77	0.68	0.80	1.02

[1]	Based on net assets as of June 1, 2020.
[2]

Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses remain the same or lower under the new investment advisory arrangement. Further to this agreement, Virtus may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment.

*	Management Fees under the Current IMA consist of both administrative fees (including transfer agency costs) and advisory fees paid to AllianzGI U.S.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions, as applicable, and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$658	$886	$1,133	$1,838	$658	$886	$1,133	$1,838	$651	$865	$1,097	$1,761	$651	$865	$1,097	$1,761
Class C	290	588	1,011	2,190	190	588	1,011	2,190	283	566	974	2,115	183	566	974	2,115
Class R	139	434	750	1,646	139	434	750	1,646	132	412	712	1,566	132	412	712	1,566
Institutional	79	246	428	954	79	246	428	954	79	249	438	983	79	249	438	983
Class R6	74	230	401	894	74	230	401	894	69	218	379	847	69	218	379	847
Class P	89	278	482	1,073	89	278	482	1,073	82	255	444	988	82	255	444	988
Administrative	104	325	563	1,248	104	325	563	1,248	104	328	573	1,276	104	328	573	1,276

Appendix C

AllianzGI Mid-Cap Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA							Proposed IAA(1)
Share Class	Class A	Class C	Class R	Institutional	Class R6	Class P	Administrative	Class A	Class C	Class R	Institutional	Class R6	Class P	Administrative
Management Fees	0.87%	0.87	0.87	0.77	0.72	0.87	0.77	0.47	0.47	0.47	0.47	0.47	0.47	0.47
Distribution and/or Service (12b-1) Fees	0.25%	1.00	0.50	None	None	None	0.25	0.25	1.00	0.50	None	None	None	0.25
Other Expenses	0.02%	0.02	0.02	0.02	0.02	0.02	0.02	0.29	0.29	0.29	0.29	0.20	0.29	0.29
Admin Fee	*	*	*	*	*	*	*	0.09	0.09	0.09	0.09	0.09	0.09	0.09
TA Fee	*	*	*	*	*	*	*	0.04	0.04	0.04	0.04	0.04	0.04	0.04
Total Annual Fund Operating Expenses	1.14%	1.89	1.39	0.79	0.74	0.89	1.04	1.01	1.76	1.26	0.76	0.67	0.76	1.01

[1]	Based on net assets as of June 1, 2020.
*	Management Fees under the Current IMA consist of both administrative fees (including transfer agency costs) and advisory fees paid to AllianzGI U.S.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$660	$892	$1,143	$1,860	$660	$892	$1,143	$1,860	$647	$854	$1,078	$1,720	$647	$854	$1,078	$1,720
Class C	292	594	1,021	2,212	192	594	1,021	2,212	279	555	955	2,075	179	555	955	2,075
Class R	142	440	761	1,669	142	440	761	1,669	128	400	692	1,524	128	400	692	1,524
Institutional	81	252	439	978	81	252	439	978	78	243	423	944	78	243	423	944
Class R6	91	284	493	1,096	91	284	493	1,096	68	214	373	835	68	214	373	835
Class P	106	331	574	1,271	106	331	574	1,271	78	243	423	944	78	243	423	944
Administrative	76	237	411	918	76	237	411	918	103	322	559	1,238	103	322	559	1,238

Appendix C

AllianzGI Mid-Cap Value Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA							Proposed IAA(1)
Share Class	Class A	Class C	Class R	Institutional	Class R6	Class P	Administrative	Class A	Class C	Class R	Institutional	Class R6	Class P	Administrative
Management Fees	0.95%	0.95	0.95	0.85	0.80	0.95	0.85	0.55	0.55	0.55	0.55	0.55	0.55	0.55
Distribution and/or Service (12b-1) Fees	0.25%	1.00	0.50	None	None	None	0.25	0.25	1.00	0.50	None	None	None	0.25
Other Expenses	0.02%	0.02	0.02	0.02	0.02	0.02	0.02	0.29	0.29	0.29	0.29	0.19	0.29	0.29
Admin Fee	*	*	*	*	*	*	*	0.09	0.09	0.09	0.09	0.09	0.09	0.09
TA Fee	*	*	*	*	*	*	*	0.04	0.04	0.04	0.04	0.04	0.04	0.04
Total Annual Fund Operating Expenses	1.22%	1.97	1.47	0.87	0.82	0.97	1.12	1.09	1.84	1.34	0.84	0.74	0.84	1.09
Expense Reductions(2)	(0.22)%	(0.22)	(0.22)	(0.22)	(0.22)	(0.22)	(0.22)	(0.10)	(0.10)	(0.10)	(0.20)	(0.15)	(0.10)	(0.20)
Total Annual Fund Operating Expenses After Expense Reductions(2)	1.00%	1.75	1.25	0.65	0.6	0.75	0.9	0.99	1.74	1.24	0.64	0.59	0.74	0.89

[1]	Based on net assets as of June 1, 2020.
[2]

Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) has contractually agreed to observe, through August 31, 2021, an irrevocable waiver of a portion of its administrative fees (“Management Fees” in the table above consist of administrative fees and advisory fees paid to AllianzGI U.S.), which reduces the contractual fee rate by 0.22%. Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses remain the same or lower under the new investment advisory arrangement. Further to this agreement, Virtus may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment.

*	Management Fees under the Current IMA consist of both administrative fees (including transfer agency costs) and advisory fees paid to AllianzGI U.S.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Current IMA Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$646	$895	$1,163	$1,928	$646	$895	$1,163	$1,928	$646	$861	$1,102	$1,794	$646	$861	$1,102	$1,794
Class C	278	597	1,042	2,278	178	597	1,042	2,278	278	561	980	2,147	178	561	980	2,147
Class R	127	443	782	1,739	127	443	782	1,739	127	407	718	1,601	127	407	718	1,601
Institutional	66	256	461	1,052	66	256	461	1,052	66	230	429	1,005	66	230	429	1,005
Class R6	61	240	433	993	61	240	433	993	61	208	384	893	61	208	384	893
Class P	77	287	515	1,170	77	287	515	1,170	77	250	449	1,024	77	250	449	1,024
Administrative	92	334	596	1,343	92	334	596	1,343	92	308	565	1,298	92	308	565	1,298

Appendix C

AllianzGI Small-Cap Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA					Proposed IAA(1)
Share Class	Class A	Class C	Institutional	Class R6	Class P	Class A	Class C	Institutional	Class R6	Class P
Management Fees	1.00%	1.00	0.90	0.85	1.00	0.60	0.60	0.60	0.60	0.60
Distribution and/or Service (12b-1) Fees	0.25%	1.00	None	None	None	0.25	1.00	None	None	None
Other Expenses	0.02%	0.02	0.02	0.02	0.02	0.56	0.56	0.56	0.35	0.56
Admin Fee	*	*	*	*	*	0.09	0.09	0.09	0.09	0.09
TA Fee	*	*	*	*	*	0.04	0.04	0.04	0.04	0.04
Acquired Fund Fees and Expenses	0.05%	0.05	0.05	0.05	0.05	0.05	0.05	0.05	0.05	0.05
Total Annual Fund Operating Expenses	1.32%	2.07	0.97	0.92	1.07	1.41	2.16	1.16	0.95	1.16
Expense Reductions(2)	(0.10)%	(0.10)	(0.10)	(0.10)	(0.10)	(0.22)	(0.22)	(0.32)	(0.16)	(0.22)
Total Annual Fund Operating Expenses After Expense Reductions(2)	1.22%	1.97	0.87	0.82	0.97	1.19	1.94	0.84	0.79	0.94

[1]	Based on net assets as of June 1, 2020.
[2]

Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) has contractually agreed to observe, through August 31, 2021, an irrevocable waiver of a portion of its administrative fees (“Management Fees” in the table above consist of administrative fees and advisory fees paid to AllianzGI U.S.), which reduces the contractual fee rate by 0.22%. Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses remain the same or lower under the new investment advisory arrangement. Further to this agreement, Virtus may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment.

*	Management Fees under the Current IMA consist of both administrative fees (including transfer agency costs) and advisory fees paid to AllianzGI U.S.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Current IMA Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$667	$936	$1,225	$2,045	$667	$936	$1,225	$2,045	$667	$941	$1,259	$2,160	$667	$941	$1,259	$2,160
Class C	300	639	1,104	2,392	200	639	1,104	2,392	300	644	1,139	2,505	200	644	1,139	2,505
Institutional	89	299	527	1,181	89	299	527	1,181	89	315	597	1,403	89	315	597	1,403
Class R6	84	283	500	1,122	84	283	500	1,122	84	281	515	1,188	84	281	515	1,188
Class P	99	330	580	1,297	99	330	580	1,297	99	335	617	1,422	99	335	617	1,422

Appendix C

AllianzGI Small-Cap Value Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA							Proposed IAA(1)
Share Class	Class A	Class C	Class R	Institutional	Class R6	Class P	Admini- strative	Class A	Class C	Class R	Institutional	Class R6	Class P	Admini- strative
Management Fees	1.00%	1.00	1.00	0.90	0.85	1.00	0.90	0.60	0.60	0.60	0.60	0.60	0.60	0.60
Distribution and/or Service (12b-1) Fees	0.25%	1.00	0.50	None	None	None	0.25	0.25	1.00	0.50	None	None	None	0.25
Other Expenses	0.02%	0.02	0.02	0.02	0.02	0.02	0.02	0.43	0.43	0.43	0.43	0.22	0.43	0.43
Admin Fee	*	*	*	*	*	*	*	0.09	0.09	0.09	0.09	0.09	0.09	0.09
TA Fee	*	*	*	*	*	*	*	0.04	0.04	0.04	0.04	0.04	0.04	0.04
Acquired Fund Fees and Expenses	0.01%	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses(2)	1.28%	2.03	1.53	0.93	0.88	1.03	1.18	1.28	2.03	1.53	1.03	0.82	1.03	1.28
Expense Reductions(3)	(0.10)%	(0.10)	(0.10)	(0.10)	(0.10)	(0.10)	(0.10)	(0.11)	(0.11)	(0.11)	(0.21)	(0.05)	(0.11)	(0.21)
Total Annual Fund Operating Expenses After Expense Reductions(3)	1.18%	1.93	1.43	0.83	0.78	0.93	1.08	1.17	1.92	1.42	0.82	0.77	0.92	1.07

[1]	Based on net assets as of June 1, 2020.
[2]

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Asset in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[3]

Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) has contractually agreed to observe, through August 31, 2021, an irrevocable waiver of a portion of its administrative fees (“Management Fees” in the table above consist of administrative fees and advisory fees paid to AllianzGI U.S.), which reduces the contractual fee rate by 0.10%. Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses remain the same or lower under the new investment advisory arrangement. Further to this agreement, Virtus may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment.

*	Management Fees under the Current IMA consist of both administrative fees (including transfer agency costs) and advisory fees paid to AllianzGI U.S.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Current IMA Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$664	$924	$1,205	$2,002	$664	$924	$1,205	$2,002	$664	$915	$1,197	$2,000	$664	$915	$1,197	$2,000
Class C	296	627	1,084	2,351	196	627	1,084	2,351	296	618	1,077	2,349	196	618	1,077	2,349
Class R	146	474	825	1,815	146	474	825	1,815	146	464	817	1,813	146	464	817	1,813
Institutional	85	286	505	1,134	85	286	505	1,134	85	288	531	1,230	85	288	531	1,230
Class R6	80	271	478	1,075	80	271	478	1,075	80	255	451	1,017	80	255	451	1,017
Class P	95	318	559	1,250	95	318	559	1,250	95	308	551	1,248	95	308	551	1,248
Administrative	110	365	639	1,423	110	365	639	1,423	110	366	665	1,516	110	366	665	1,516

Appendix C

AllianzGI Technology Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA						Proposed IAA(1)
Share Class	Class A	Class C	Institutional	Class R6	Class P	Administrative	Class A	Class C	Institutional	Class R6	Class P	Administrative
Management Fees	1.29%	1.29	1.19	1.14	1.29	1.19	0.90	0.90	0.90	0.90	0.90	0.90
Distribution and/or Service (12b-1) Fees	0.25%	1.00	None	None	None	0.25	0.25	1.00	None	None	None	0.25
Other Expenses	0.03%	0.03	0.03	0.03	0.03	0.03	0.25	0.25	0.25	0.17	0.25	0.25
Admin Fee	*	*	*	*	*	*	0.09	0.09	0.09	0.09	0.09	0.09
TA Fee	*	*	*	*	*	*	0.04	0.04	0.04	0.04	0.04	0.04
Total Annual Fund Operating Expenses	1.57%	2.32	1.22	1.17	1.32	1.47	1.40	2.15	1.15	1.07	1.15	1.40

[1]	Based on net assets as of June 1, 2020.
*	Management Fees under the Current IMA consist of both administrative fees (including transfer agency costs) and advisory fees paid to AllianzGI U.S.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$701	$1,018	$1,358	$2,315	$701	$1,018	$1,358	$2,315	$685	$969	$1,275	$2,139	$685	$969	$1,275	$2,139
Class C	335	724	1,240	2,656	235	724	1,240	2,656	318	674	1,155	2,485	218	674	1,155	2,485
Institutional	124	387	670	1,477	124	387	670	1,477	117	366	634	1,400	117	366	634	1,400
Class R6	119	372	644	1,420	119	372	644	1,420	109	340	590	1,306	109	340	590	1,306
Class P	134	418	723	1,590	134	418	723	1,590	117	366	634	1,400	117	366	634	1,400
Administrative	150	465	803	1,757	150	465	803	1,757	143	444	767	1,682	143	444	767	1,682

Appendix C

Allianz Funds Multi-Strategy Trust

AllianzGI Convertible Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA						Proposed IAA(1)
Share Class	Class A	Class C	Class R	Institutional	Class P	Administrative	Class A	Class C	Class R	Institutional	Class P	Administrative
Management Fees	0.57%	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.57	0.57
Distribution and/or Service (12b-1) Fees	0.25%	1.00	0.50	None	None	0.25	0.25	1.00	0.50	None	None	0.25
Other Expenses	0.20%	0.18	0.10	0.15	0.18	0.15	0.21	0.22	0.17	0.20	0.17	0.21
Admin Fee(2)	—	—	—	—	—	—	0.09	0.09	0.09	0.09	0.09	0.09
TA Fee	0.01%	0.01	0.01	0.01	0.01	0.01	0.04	0.04	0.04	0.04	0.04	0.04
Total Annual Fund Operating Expenses	1.02%	1.75	1.17	0.72	0.75	0.97	1.04	1.79	1.25	0.77	0.75	1.03
Expense Reductions(3)	(0.06)%	(0.02)	(0.00)	(0.01)	(0.01)	(0.04)	(0.08)	(0.06)	(0.08)	(0.06)	(0.01)	(0.10)
Total Annual Fund Operating Expenses After Expense Reductions(3)	0.96%	1.73	1.17	0.71	0.74	0.93	0.96	1.73	1.17	0.71	0.74	0.93

[1]	Based on net assets as of June 1, 2020.
[2]	Administrative Fees under the proposed administration agreement with VFS include fees for services substantially similar to certain of the management services currently provided under the Current IMA.
[3]

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to waive its management fee and/or reimburse the Fund through January 31, 2021 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.96% for Class A shares, 1.73% for Class C shares, 1.17% for Class R shares, 0.71% for Institutional Class shares, 0.74% for Class P shares and 0.93% for Administrative Class shares. Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses do not exceed current levels under the new investment advisory arrangement. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Current IMA Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$643	$851	$1,077	$1,724	$643	$851	$1,077	$1,724	$643	$847	$1,076	$1,733	$643	$847	$1,076	$1,733
Class C	276	549	947	2,061	176	549	947	2,061	276	552	959	2,098	176	552	959	2,098
Class R	119	372	644	1,420	119	372	644	1,420	119	380	669	1,492	119	380	669	1,492
Institutional	73	229	400	894	73	229	400	894	73	234	415	941	73	234	415	941
Class P	76	239	416	929	76	239	416	929	76	237	413	924	76	237	413	924
Administrative	95	305	532	1,186	95	305	532	1,186	95	307	549	1,241	95	307	549	1,241

Appendix C

AllianzGI Core Plus Bond Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA			Proposed IAA(1)
Share Class	Institutional	Class R6	Class P	Institutional	Class R6	Class P
Management Fees	0.30%	0.30	0.30	0.30	0.30	0.30
Distribution and/or Service (12b-1) Fees	None	None	None	None	None	None
Other Expenses	20.63%	0.54	0.53	18.37	0.46	0.46
Admin Fee(2)	—	—	—	0.09	0.09	0.09
TA Fee	0.01%	0.01	0.01	0.04	0.04	0.04
Total Annual Fund Operating Expenses	20.93%	0.84	0.83	18.67	0.76	0.76
Expense Reductions(3)	(20.63)%	(0.59)	(0.48)	(18.37)	(0.51)	(0.41)
Total Annual Fund Operating Expenses After Expense Reductions(3)	0.30%	0.25	0.35	0.30	0.25	0.35

[1]	Based on net assets as of June 1, 2020.
[2]	Administrative Fees under the proposed administration agreement with VFS include fees for services substantially similar to certain of the management services currently provided under the Current IMA.
[3]

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by AllianzGI U.S. to waive its management fee and/or reimburse the Fund through January 31, 2022 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.30% for Institutional Class shares, 0.25% for Class R6 shares and 0.35% for Class P shares. Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses do not exceed current levels under the new investment advisory arrangement. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Current IMA Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Institutional	$31	$2,174	$5,442	$10,011	$31	$2,174	$5,442	$10,011	$31	$1,970	$5,037	$9,078	$31	$1,970	$5,037	$9,078
Class R6	26	146	347	924	26	146	347	924	26	138	320	845	26	138	320	845
Class P	36	166	363	934	36	166	363	93	36	159	340	865	36	159	340	865

Appendix C

AllianzGI Emerging Markets Consumer Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA		Proposed IAA(1)
Share Class	Class A	Institutional	Class A	Institutional
Management Fees(2)	0.85%	0.85	0.85	0.85
Distribution and/or Service (12b-1) Fees	0.25%	None	0.25	None
Other Expenses	0.61%	0.54	0.90	0.83
Admin Fee(3)	—	—	0.09	0.09
TA Fee	0.01%	0.01	0.04	0.04
Total Annual Fund Operating Expenses	1.71%	1.39	2.00	1.68
Expense Reductions(4)	(0.32)%	(0.34)	(0.61)	(0.63)
Total Annual Fund Operating Expenses After Expense Reductions(4)	1.39%	1.05	1.39	1.05

[1]	Based on net assets as of June 1, 2020.
[2]	Effective July 1, 2019, the Manager contractually agreed to observe a permanent reduction in the Management Fee, which reduces the 0.90% contractual fee rate by 0.05% to 0.85%.
[3]	Administrative Fees under the proposed administration agreement with VFS include fees for services substantially similar to certain of the management services currently provided under the Current IMA.
[4]

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by AllianzGI U.S. to waive its management fee and/or reimburse the Fund through January 31, 2021 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.39% for Class A shares and 1.05% for Institutional Class shares. Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses do not exceed current levels under the new investment advisory arrangement. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Current IMA Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$684	$1,030	$1,399	$2,433	$684	$1,030	$1,399	$2,433	$684	$1,028	$1,460	$2,656	$684	$1,028	$1,460	$2,656
Institutional	107	407	728	1,639	107	407	728	1,639	107	403	790	1,876	107	403	790	1,876

Appendix C

AllianzGI Emerging Markets Value Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA				Proposed IAA(1)
Share Class	Class A	Class C	Institutional	Class P	Class A	Class C	Institutional	Class P
Management Fees	0.85%	0.85	0.85	0.85	0.85	0.85	0.85	0.85
Distribution and/or Service (12b-1) Fees	0.25%	1.00	None	None	0.25	1.00	None	None
Other Expenses	0.55%	0.55	0.52	0.47	0.65	0.66	0.60	0.48
Admin Fee(2)	—	—	—	—	0.09	0.09	0.09	0.09
TA Fee	0.01%	0.01	0.01	0.01	0.04	0.04	0.04	0.04
Total Annual Fund Operating Expenses	1.65%	2.40	1.37	1.32	1.75	2.52	1.46	1.33
Expense Reductions(3)	(0.51)%	(0.51)	(0.48)	(0.34)	(0.61)	(0.63)	(0.57)	(0.35)
Total Annual Fund Operating Expenses After Expense Reductions(3)	1.14%	1.89	0.89	0.98	1.14	1.89	0.89	0.98

[1]	Based on net assets as of June 1, 2020.
[2]	Administrative Fees under the proposed administration agreement with VFS include fees for services substantially similar to certain of the management services currently provided under the Current IMA.
[3]

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by AllianzGI U.S. to waive its management fee and/or reimburse the Fund through January 31, 2021 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.14% for Class A shares, 1.89% for Class C shares, 0.89% for Institutional Class shares and 0.98% for Class P shares. Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses do not exceed current levels under the new investment advisory arrangement. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Current IMA Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$660	$995	$1,352	$2,357	$660	$995	$1,352	$2,357	$660	$955	$1,337	$2,403	$660	$955	$1,337	$2,403
Class C	292	700	1,234	2,698	192	700	1,234	2,698	292	661	1,222	2,754	192	661	1,222	2,754
Institutional	91	387	704	1,605	91	387	704	1,605	91	346	684	1,641	91	684	684	1,641
Class P	100	385	691	1,561	100	385	691	1,561	100	351	661	1,542	100	351	661	1,542

Appendix C

AllianzGI Global Allocation Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA							Proposed IAA(1)
Share Class	Class A	Class C	Class R	Institutional	Class R6	Class P	Administrative	Class A	Class C	Class R	Institutional	Class R6	Class P	Administrative
Management Fees	0.70%	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70
Distribution and/or Service (12b-1) Fees	0.25%	1.00	0.50	None	None	None	0.25	0.25	1.00	0.50	None	None	None	0.25
Other Expenses	0.19%	0.21	0.26	0.19	0.12	0.21	0.12	0.33	0.42	0.40	0.27	0.25	0.25	0.25
Admin Fee(2)	—	—	—	—	—	—	—	0.09	0.09	0.09	0.09	0.09	0.09	0.09
TA Fee	0.02%	0.02	0.02	0.02	0.02	0.02	0.02	0.04	0.04	0.04	0.04	0.04	0.04	0.04
Acquired Fund Fees and Expenses	0.40%	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
Total Annual Fund Operating Expenses(3)	1.54%	2.31	1.86	1.29	1.22	1.31	1.47	1.68	2.52	2.00	1.37	1.35	1.35	1.60
Expense Reductions(4) (5)	(0.53)%	(0.55)	(0.65)	(0.55)	(0.51)	(0.50)	(0.51)	(0.67)	(0.76)	(0.79)	(0.63)	(0.64)	(0.54)	(0.64)
Total Annual Fund Operating Expenses After Expense Reductions(4) (5)	1.01%	1.76	1.21	0.74	0.71	0.81	0.96	1.01	1.76	1.21	0.74	0.71	0.81	0.96

[1]	Based on net assets as of June 1, 2020.
[2]	Administrative Fees under the proposed administration agreement with VFS include fees for services substantially similar to certain of the management services currently provided under the Current IMA.
[3]

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[4]

AllianzGI U.S. has contractually agreed to waive a portion of its management fee equal to 0.55% of the average daily net assets of the Fund that are attributable to investments in other mutual funds. This waiver with respect to investments in funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated funds will continue through at least January 31, 2021.

[5]

The Manager has contractually agreed, until January 31, 2021, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, Total Annual Fund Operating Expenses, including Acquired Fund Fees and Expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.01% for Class A shares, 1.76% for Class C shares, 1.21% for Class R shares, 0.71% for Class R6 shares, 0.74% for Institutional Class shares, 0.81% for Class P shares and 0.96% for Administrative Class shares of the Fund’s average net assets attributable to Class A shares, Class C shares, Class R shares, Class R6 shares, Institutional Class shares, Class P shares and Administrative Class shares, respectively. Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses do not exceed current levels under the new investment advisory arrangement. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Current IMA Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$647	$961	$1,296	$2,241	$647	$961	$1,296	$2,241	$647	$923	$1,289	$2,317	$647	$923	$1,289	$2,317
Class C	279	669	1,185	2,603	179	669	1,185	2,603	279	635	1,200	2,737	179	635	1,200	2,737
Class R	157	554	976	2,154	157	554	976	2,154	123	470	928	2,198	123	470	928	2,198
Class R6	73	337	621	1,432	73	337	621	1,432	73	297	612	1,506	73	297	612	1,506
Institutional	76	355	655	1,508	76	355	655	1,508	76	306	627	1,537	76	306	627	1,537
Class P	83	366	670	1,535	83	366	670	1,535	83	318	632	1,524	83	318	632	1,524
Administrative	98	415	754	1,714	98	415	754	1,714	98	376	745	1,786	98	376	745	1,786

Appendix C

AllianzGI Global Dynamic Allocation Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA							Proposed IAA(1)
Share Class	Class A	Class C	Class R	Institutional	Class R6	Class P	Administrative	Class A	Class C	Class R	Institutional	Class R6	Class P	Administrative
Management Fees	0.70%	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70
Distribution and/or Service (12b-1) Fees	0.25%	1.00	0.50	None	None	None	0.25	0.25	1.00	0.50	None	None	None	0.25
Other Expenses	0.30%	0.31	0.38	0.24	0.21	0.33	0.22	0.46	0.48	0.55	0.51	0.41	0.41	0.41
Admin Fee(2)	—	—	—	—	—	—	—	0.09	0.09	0.09	0.09	0.09	0.09	0.09
TA Fee	0.01%	0.01	0.01	0.01	0.01	0.01	0.01	0.04	0.04	0.04	0.04	0.04	0.04	0.04
Acquired Fund Fees and Expenses	0.10%	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
Total Annual Fund Operating Expenses(3)	1.35%	2.11	1.68	1.04	1.01	1.13	1.27	1.51	2.28	1.85	1.31	1.21	1.21	1.46
Expense Reductions(4) (5)	(0.34)%	(0.33)	(0.30)	(0.30)	(0.27)	(0.29)	(0.28)	(0.50)	(0.50)	(0.47)	(0.57)	(0.47)	(0.37)	(0.47)
Total Annual Fund Operating Expenses After Expense Reductions(4) (5)	1.01%	1.78	1.38	0.74	0.74	0.84	0.99	1.01	1.78	1.38	0.74	0.74	0.84	0.99

[1]	Based on net assets as of June 1, 2020.
[2]	Administrative Fees under the proposed administration agreement with VFS include fees for services substantially similar to certain of the management services currently provided under the Current IMA.
[3]

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[4]

AllianzGI U.S. has contractually agreed to waive a portion of its management fee equal to 0.55% of the average daily net assets of the Fund that are attributable to investments in other mutual funds. This waiver with respect to investments in funds which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated funds will continue through at least January 31, 2021.

[5]

The Manager has contractually agreed, until January 31, 2021, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, Total Annual Fund Operating Expenses, including Acquired Fund Fees and Expenses, but excluding interest, tax, and extraordinary expenses and certain credits and other expenses, exceed 1.01% for Class A shares, 1.78% for Class C shares, 1.38% for Class R shares, 0.74% for Class R6 shares, 0.74% for Institutional Class shares, 0.84% for Class P shares and 0.99% for Administrative Class shares of the Fund’s average net assets attributable to Class A shares, Class C shares, Class R shares, Class R6 shares, Institutional Class shares, Class P shares and Administrative Class shares, respectively. Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses do not exceed current levels under the new investment advisory arrangement. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$647	$922	$1,218	$2,057	$647	$922	$1,218	$2,057	$647	$906	$1,236	$2,169	$647	$906	$1,236	$2,169
Class C	281	629	1,104	2,415	181	629	1,104	2,415	281	614	1,126	2,535	181	614	1,126	2,535
Class R	140	500	884	1,962	140	500	884	1,962	140	488	911	2,090	140	488	911	2,090
Class R6	76	295	532	1,212	76	295	532	1,212	76	288	572	1,380	76	288	572	1,380
Institutional	76	301	545	1,244	76	301	545	1,244	76	299	606	1,476	76	299	606	1,476
Class P	86	330	594	1,349	86	330	594	1,349	86	309	592	1,398	86	309	592	1,398
Administrative	101	375	670	1,509	101	375	670	1,509	101	367	706	1,663	101	367	706	1,663

Appendix C

AllianzGI Global Sustainability Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA			Proposed IAA(1)
Share Class	Class A	Institutional	Class P	Class A	Institutional	Class P
Management Fees	0.80%	0.80	0.80	0.80	0.80	0.80
Distribution and/or Service (12b-1) Fees	0.25%	None	None	0.25	None	None
Other Expenses	0.79%	0.86	0.85	0.35	0.33	0.32
Admin Fee(2)	—	—	—	0.09	0.09	0.09
TA Fee	0.02%	0.02	0.02	0.04	0.04	0.04
Total Annual Fund Operating Expenses	1.84%	1.66	1.65	1.40	1.13	1.12
Expense Reductions(3)	(0.90)%	(0.97)	(0.86)	(0.46)	(0.44)	(0.33)
Total Annual Fund Operating Expenses After Expense Reductions(3)	0.94%	0.69	0.79	0.94	0.69	0.79

[1]	Based on net assets as of June 1, 2020.
[2]	Administrative Fees under the proposed administration agreement with VFS include fees for services substantially similar to certain of the management services currently provided under the Current IMA.
[3]

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by AllianzGI U.S. to waive its management fee and/or reimburse the Fund through January 31, 2021 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.94% for Class A shares, 0.69% for Institutional Class shares and 0.79% for Class P shares. Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses do not exceed current levels under the new investment advisory arrangement. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, don’t exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Current IMA Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$641	$1,014	$1,411	$2,520	$641	$1,014	$1,411	$2,520	$641	$881	$1,189	$2,062	$641	$881	$1,189	$2,062
Institutional	70	428	811	1,884	70	428	811	1,884	70	269	534	1,292	70	269	534	1,292
Class P	81	436	816	1,882	81	436	816	1,882	81	289	551	1,302	81	289	551	1,302

Appendix C

AllianzGI High Yield Bond Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA							Proposed IAA(1)
Share Class	Class A	Class C	Class R	Institutional	Class R6	Class P	Administrative	Class A	Class C	Class R	Institutional	Class R6	Class P	Administrative
Management Fees	0.48%	0.48	0.48	0.48	0.48	0.48	0.48	0.48	0.48	0.48	0.48	0.48	0.48	0.48
Distribution and/or Service (12b-1) Fees	0.25%	1.00	0.50	None	None	None	0.25	0.25	1.00	0.50	None	None	None	0.25
Other Expenses	0.34%	0.28	0.50	0.31	0.15	0.25	0.21	0.54	0.45	0.76	0.47	0.34	0.34	0.35
Admin Fee(2)	—	—	—	—	—	—	—	0.09	0.09	0.09	0.09	0.09	0.09	0.09
TA Fee	0.01%	0.01	0.01	0.01	0.01	0.01	0.01	0.04	0.04	0.04	0.04	0.04	0.04	0.04
Total Annual Fund Operating Expenses	1.07%	1.76	1.48	0.79	0.63	0.73	0.94	1.27	1.93	1.74	0.95	0.82	0.82	1.08
Expense Reductions	None	None	None	None	None	None	None	(0.20)	(0.17)	(0.26)	(0.16)	(0.19)	(0.09)	(0.14)
Total Annual Fund Operating Expenses After Expense Reductions	1.07%	1.76	1.48	0.79	0.63	0.73	0.94	1.07	1.76	1.48	0.79	0.63	0.73	0.94

[1]	Based on net assets as of June 1, 2020.
[2]	Administrative Fees under the proposed administration agreement with VFS include fees for services substantially similar to certain of the management services currently provided under the Current IMA.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$480	$703	$943	$1,632	$480	$703	$943	$1,632	$480	$723	$1,007	$1,814	$480	$723	$1,007	$1,814
Class C	279	554	954	2,073	179	554	954	2,073	279	572	1,010	2,225	179	572	1,010	2,225
Class R	151	468	808	1,768	151	468	808	1,768	151	496	893	2,004	151	496	893	2,004
Class R6	64	202	351	786	64	202	351	786	64	223	417	977	64	223	417	977
Institutional	81	252	439	978	81	252	439	978	81	270	494	1,139	81	270	494	1,139
Class P	75	233	406	906	75	233	406	906	75	244	438	1,001	75	244	438	1,001
Administrative	96	300	520	1,155	96	300	520	1,155	96	315	568	1,293	96	315	568	1,293

Appendix C

AllianzGI International Small-Cap Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA						Proposed IAA(1)
Share Class	Class A	Class C	Class R	Institutional	Class R6	Class P	Class A	Class C	Class R	Institutional	Class R6	Class P
Management Fees	1.00%	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
Distribution and/or Service (12b-1) Fees	0.25%	1.00	0.50	None	None	None	0.25	1.00	0.50	None	None	None
Other Expenses	0.69%	0.59	0.80	0.61	0.49	0.58	0.83	0.73	0.88	0.71	0.54	0.54
Admin Fee(2)	—	—	—	—	—	—	0.09	0.09	0.09	0.09	0.09	0.09
TA Fee	0.01%	0.01	0.01	0.01	0.01	0.01	0.04	0.04	0.04	0.04	0.04	0.04
Total Annual Fund Operating Expenses	1.94%	2.59	2.30	1.61	1.49	1.58	2.09	2.73	2.38	1.71	1.54	1.54
Expense Reductions(3)	(0.69)%	(0.59)	(0.71)	(0.57)	(0.49)	(0.48)	(0.84)	(0.73)	(0.79)	(0.67)	(0.54)	(0.44)
Total Annual Fund Operating Expenses After Expense Reductions(3)	1.25%	2.00	1.59	1.04	1.00	1.10	1.25	2.00	1.59	1.04	1.00	1.10

[1]	Based on net assets as of June 1, 2020.
[2]	Administrative Fees under the proposed administration agreement with VFS include fees for services substantially similar to certain of the management services currently provided under the Current IMA.
[3]

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by AllianzGI U.S. to waive its management fee and/or reimburse the Fund through January 31, 2021 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.59% for Class R shares, 1.00% for Class R6 shares, 1.04% for Institutional Class shares and 1.10% for Class P shares. Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses do not exceed current levels under the new investment advisory arrangement. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, don’t exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Current IMA Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$670	$1,062	$1,479	$2,637	$670	$1,062	$1,479	$2,637	$670	$1,010	$1,460	$2,704	$670	$1,010	$1,460	$2,704
Class C	303	749	1,323	2,881	203	749	1,323	2,881	303	705	1,311	2,950	203	705	1,311	2,950
Class R	162	650	1,166	2,581	162	650	1,166	2,581	162	587	1,122	2,590	162	587	1,122	2,590
Class R6	102	423	767	1,738	102	423	767	1,738	102	378	736	1,744	102	378	736	1,744
Institutional	106	452	822	1,863	106	452	822	1,863	106	404	800	1,907	106	404	800	1,907
Class P	112	452	815	1,838	112	452	815	1,838	398	398	755	1,761	398	398	755	1,761

Appendix C

AllianzGI Preferred Securities and Income Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA			Proposed IAA(1)
Share Class	Institutional	Class R6	Class P	Institutional	Class R6	Class P
Management Fees	0.45%	0.45	0.45	0.45	0.45	0.45
Distribution and/or Service (12b-1) Fees	None	None	None	None	None	None
Other Expenses	1.46%	1.25	1.24	0.66	0.62	0.62
Admin Fee(2)	—	—	—	0.09	0.09	0.09
TA Fee	0.02%	0.02	0.02	0.04	0.04	0.04
Total Annual Fund Operating Expenses	1.91%	1.70	1.69	1.12	1.07	1.07
Expense Reductions(3)	(1.36)%	(1.20)	(1.09)	(0.57)	(0.57)	(0.47)
Total Annual Fund Operating Expenses After Expense Reductions(3)	0.55%	0.50	0.60	0.55	0.50	0.60

[1]	Based on net assets as of June 1, 2020.
[2]	Administrative Fees under the proposed administration agreement with VFS include fees for services substantially similar to certain of the management services currently provided under the Current IMA.
[3]

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by AllianzGI U.S. to waive its management fee and/or reimburse the Fund through January 31, 2022 to the extent that Total Annual Fund Operating Expenses excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.55% for Institutional Class shares, 0.50% for Class R6 shares and 0.60% for Class P shares. Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses do not exceed current levels under the new investment advisory arrangement. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Current IMA Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Institutional	$56	$327	$770	$2,003	$56	$327	$770	$2,003	$56	$238	$501	$1,252	$56	$238	$501	$1,252
Class R6	51	293	690	1,801	51	293	690	1,801	51	223	475	1,196	51	223	475	1,196
Class P	61	313	706	1,809	61	313	706	1,809	61	243	495	1,215	61	243	495	1,215

Appendix C

AllianzGI Short Duration High Income Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA					Proposed IAA(1)
Share Class	Class A	Class C	Institutional	Class R6	Class P	Class A	Class C	Institutional	Class R6	Class P
Management Fees	0.48%	0.48	0.48	0.48	0.48	0.48	0.48	0.48	0.48	0.48
Distribution and/or Service (12b-1) Fees	0.25%	0.50	None	None	None	0.25	0.50	None	None	None
Other Expenses	0.15%	0.16	0.15	0.09	0.17	0.28	0.31	0.29	0.21	0.21
Admin Fee(2)	—	—	—	—	—	0.09	0.09	0.09	0.09	0.09
TA Fee	0.01%	0.01	0.01	0.01	0.01	0.04	0.04	0.04	0.04	0.04
Total Annual Fund Operating Expenses	0.88%	1.14	0.63	0.57	0.65	1.01	1.29	0.77	0.69	0.69
Expense Reductions(3)	(0.02)%	(0.03)	(0.03)	(0.02)	0.00	(0.15)	(0.18)	(0.17)	(0.14)	(0.04)
Total Annual Fund Operating Expenses After Expense Reductions(3)	0.86%	1.11	0.60	0.55	0.65	0.86	1.11	0.60	0.55	0.65

[1]	Based on net assets as of June 1, 2020.
[2]	Administrative Fees under the proposed administration agreement with VFS include fees for services substantially similar to certain of the management services currently provided under the Current IMA.
[3]

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by AllianzGI U.S. to waive its management fee and/or reimburse the Fund through January 31, 2021 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.86% for Class A shares, 1.11% for Class C shares, 0.60% for Institutional Class shares, 0.65% for Class P shares and 0.55% for Class R6 shares. Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses do not exceed current levels under the new investment advisory arrangement. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Current IMA Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$311	$497	$700	$1,283	$311	$497	$700	$1,283	$311	$510	$742	$1,409	$311	$510	$742	$1,409
Class C	213	359	625	1,383	113	359	625	1,383	213	372	672	1,524	113	372	672	1,524
Institutional	61	199	348	783	61	199	348	783	61	212	395	926	61	212	395	926
Class P	66	208	362	810	66	208	362	810	66	213	376	851	66	213	376	851
Class R6	56	181	316	712	56	181	316	712	56	192	356	832	56	192	356	832

Appendix C

AllianzGI Water Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IMA				Proposed IAA(1)
Share Class	Class A	Class C	Institutional	Class P	Class A	Class C	Institutional	Class P
Management Fees	0.95%	0.95	0.95	0.95	0.95	0.95	0.95	0.95
Distribution and/or Service (12b-1) Fees	0.25%	1.00	None	None	0.25	1.00	None	None
Other Expenses	0.20%	0.20	0.23	0.22	0.30	0.31	0.32	0.23
Admin Fee(2)	—	—	—	—	0.09	0.09	0.09	0.09
TA Fee	0.01%	0.01	0.01	0.01	0.04	0.04	0.04	0.04
Total Annual Fund Operating Expenses	1.40%	2.15	1.18	1.17	1.50	2.26	1.27	1.18
Expense Reductions(3)	(0.18)%	(0.18)	(0.25)	(0.23)	(0.28)	(0.29)	(0.34)	(0.24)
Total Annual Fund Operating Expenses After Expense Reductions(3)	1.22%	1.97	0.93	0.94	1.22	1.97	0.93	0.94

[1]	Based on net assets as of June 1, 2020.
[2]	Administrative Fees under the proposed administration agreement with VFS include fees for services substantially similar to certain of the management services currently provided under the Current IMA.
[3]

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by AIIianzGI U.S. to waive its management fee and/or reimburse the Fund through January 31, 2021 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.22% for Class A shares, 1.97% for Class C shares, 0.93% for Institutional Class shares and 0.94% for Class P shares. Virtus has agreed to continue to contractually limit the Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement becomes effective, so that the Fund’s net total expenses do not exceed current levels under the new investment advisory arrangement. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, don’t exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Current IMA Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses. The Proposed IAA Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Current IMA								Proposed IAA
	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares				Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$667	$952	$1,257	$2,123	$667	$952	$1,257	$2,123	$667	$945	$1,272	$2,197	$667	$945	$1,272	$2,197
Class C	300	656	1,138	2,469	200	656	1,138	2,469	300	650	2,553	2,553	200	650	2,553	2,553
Institutional	95	350	625	1,410	95	350	625	1,410	95	334	630	1,471	95	334	630	1,471
Class P	96	349	621	1,400	96	349	621	1,400	96	326	602	1,389	96	326	602	1,389

Appendix D

Principal Executive Officers and Directors of Virtus

Name	Position with Virtus
George R. Aylward	Director, President and Chairman
Michael A. Angerthal	Director, Executive Vice President and Chief Financial Officer
Francis G. Waltman	Director, Executive Vice President
Kevin J. Carr	Vice President and Clerk
Jennifer Fromm	Assistant Clerk
David Fusco	Vice President and Chief Compliance Officer
David G. Hanley	Senior Vice President and Treasurer
Wendy J. Hills	Executive Vice President, General Counsel and Assistant Clerk
David Martin	Vice President

D-1

Appendix E

[Form of Agreement to be broken out separately by Trust into two substantially identical agreements]

[ALLIANZ FUNDS]

[ALLIANZ FUNDS MULTI-STRATEGY TRUST]

SUBADVISORY AGREEMENT

[Date]

[Allianz Global Investors U.S. LLC

1633 Broadway, Floor 41

New York, NY 10019]/

[NFJ Investment Group, LLC

Address]

RE:    Subadvisory Agreement

Ladies and Gentlemen:

[Allianz Funds] / [Allianz Funds Multi-Strategy Trust] (the “Trust”) is an open-end investment company of the series type registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series (sometimes hereafter referred to as the “Series”).

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1.

Appointment as a Subadviser. The Adviser, being duly authorized, hereby appoints [Allianz Global Investors U.S. LLC] / [NFJ Investment Group, LLC], a Delaware limited liability company (the “Subadviser”), as a discretionary series adviser to invest and reinvest the assets of the Series designated by the Adviser as set forth on Schedule F attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.

Acceptance of Appointment; Standard of Performance. The Subadviser accepts its appointment as a discretionary series adviser of the Designated Series and agrees, subject to the oversight of the Board of Trustees of the Trust (the “Board”) and the Adviser, to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust or the Series in any way.

3.

Services of Subadviser. In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Designated Series and as set forth in the Trust’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s registration statement (the “Registration Statement”), as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Board, and to instructions from the Adviser. The Subadviser shall not, without the Trust’s prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser to facilitate the Subadviser’s services under this Subadvisory Agreement, including, without limitation, providing information concerning the Trust and Designated Series, contact information for parties to provide information about funds available or to become available for investment, and information generally as to the conditions of the Designated Series or the Trust’s affairs.

4.

Transaction Procedures. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall instruct the Custodian to (a) carry out all investment instructions as may be directed by the Subadviser with respect to a Designated Series (which instructions may be orally given if confirmed in writing to the extent the Custodian accepts such manner of transmission); and (b) provide the Subadviser with all operational information in the Custodian’s possession that is reasonably necessary for the Subadviser to trade on behalf of the Designated Series. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian. The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and custody arrangements therewith with respect to the Designated Series and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements.

5.

Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.

In placing orders for the sale and purchase of Designated Series securities for the Trust, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, as long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

B.

The Subadviser may manage other portfolios and expects that the Trust and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Designated Series and to such other accounts. It is recognized that in some cases, this procedure may adversely affect the price paid or received by a Designated Series or the size of the position obtainable for, or disposed of by, the Designated Series.

C.

The Subadviser shall not execute any transactions for the Designated Series with a broker or dealer that is an “affiliated person” (as defined in the Act) of (i) the Designated Series; (ii) another series of the Trust; (iii) the Adviser; (iv) the Subadviser or any other subadviser to the Designated Series; (v) a principal underwriter of the Trust’s shares; or (vi) any other affiliated person of the Series, in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Trust, the Adviser or the principal underwriter, and applicable policies and procedures. Upon the request of the Adviser, the Subadviser shall promptly, and in any event within three business days of a request, indicate whether any entity identified by the Adviser in such request is an “affiliated person,” as such term is defined in the Act, of (i) the Subadviser or (ii) any affiliated person of the Subadviser, subject in each case to any confidentiality requirements applicable to the Subadviser and/or its affiliates. Further, the Subadviser shall provide the Adviser with a list of (x) each broker-dealer entity that is an “affiliated person,” as such term is defined in the Act, of the Subadviser and (y) each affiliated person of the Subadviser that has outstanding publicly-issued debt or equity. Each of the Adviser and the Subadviser agrees promptly to update such list(s) whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

D.

Consistent with its fiduciary obligations to the Trust in respect of the Designated Series and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Designated Series and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with applicable policies and procedures.

6.	Proxies and Other Shareholder Actions.

A.

Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, provided that the Adviser has reviewed the Subadviser’s proxy voting procedures then in effect and determined them to comply with the requirements of the Trust’s proxy voting policy, the Subadviser will, in compliance with the Subadviser’s proxy voting procedures then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian, the Administrator or another party, to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with any changes to the Subadviser’s proxy voting procedures. The Subadviser further agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Trust to file Form N-PX as required by Rule 30b1-4 under the Act. The Subadviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. During any annual period in which the Subadviser has voted proxies for the Trust, the Subadviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

B.	The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Designated Series in such manner as the

Subadviser deems advisable, unless the Trust or the Adviser otherwise specifically directs in writing. It is acknowledged and agreed that the Subadviser shall not be responsible for the filing of claims (or otherwise causing the Trust to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Designated Series. With the Adviser’s approval, on a case-by-case basis the Subadviser may obtain the authority and take on the responsibility to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Designated Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Designated Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Designated Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Designated Series.

7.

Prohibited Conduct. In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Trust or any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates regarding transactions in securities or other assets for the Trust. The Trust shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and its affiliates, and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. The Subadviser, and its affiliates and agents, shall refrain from making any written or oral statements concerning the Designated Series, the Trust, any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates, and any substantially similar products, that are reasonably likely to mislead investors regarding either (i) the services rendered by the Subadviser to the Designated Series or the Trust, or (ii) the Designated Series, including without limitation with respect to the investment strategies and/or risks, and/or the performance thereof. In addition, the Subadviser shall not, without the prior written consent of the Trust and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party. The parties acknowledge and agree that the Subadviser may, in its discretion, utilize personnel employed by affiliates of the Subadviser to perform services pursuant to this Agreement by way of a “participating affiliate” agreement in accordance with, and to the extent permitted by, the Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including the published interpretations thereof by the SEC or its staff. Such participating affiliate agreement shall subject the personnel providing such services to the Subadviser’s compliance and other programs with respect to their activities on behalf of the Designated Series. For the avoidance of doubt, it is acknowledged and agreed that the Subadviser assumes full responsibility for all actions, and any failure to act, by each person utilized by the Subadviser to perform services under this Agreement.

8.	Information and Reports.

A.

The Subadviser shall keep the Trust and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Trust, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Trust and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Board, the Subadviser shall provide the Adviser and the Board with reports regarding the Subadviser’s management of the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Designated Series’ investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be reasonably required by the Adviser.

B.

Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.

The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended Registration Statement, or Prospectus supplement to be filed by the Trust with the SEC.

D.

The Subadviser shall promptly notify the Adviser and the Trust in the event that any of the Subadviser’s employees or contractors raise any issues concerning any actual or potential material violation of any law, regulation or internal policy of the Subadviser, in each case actually or potentially affecting the Designated Series.

9.

Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.

Limitation of Liability. Absent the Subadviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons, the Subadviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Trust and the Adviser and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Trust or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), harmless against, any and all Losses (as defined below) arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Trust and/or the Subadviser), as the same may be amended from time to time) caused by the negligent action or negligent omission of the Subadviser or its agent. The Adviser agrees to provide prior written notice to the Subadviser of any material changes to the definition of Trade Error becoming effective with respect to the Designated Series unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error that results in a gain to the Series shall inure to the benefit of the Series. For the avoidance of doubt, it is acknowledged and agreed that the Series is a third party beneficiary of the indemnity granted in this Section 10, and the indemnity is intended to cover claims by the Series, the Trust (on behalf of the Series), or the Adviser against the Subadviser for recovery pursuant to this section.

11.

Confidentiality. Subject to the duty of the Subadviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Trust in respect thereof. Notwithstanding the foregoing, the Trust and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Designated Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Series.

12.

Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.	Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

A.

It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it. It (i) is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement; provided, however, that the Subadviser makes no representation or warranty with regard to the approval of this Agreement by the Board under Section 15 of the Act; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Trust; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency.

B.

It is either registered as a commodity trading advisor or duly exempt from such registration with the U.S. Commodity Futures Trading Commission (“CFTC”), and it will maintain such registration or exemption continuously during the term of this Agreement or, alternatively, will become a commodity trading advisor duly registered with the CFTC and will be a member in good standing with the National Futures Association.

C.

It will maintain, keep current and preserve on behalf of the Trust, records in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Trust, and shall be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either. The Trust acknowledges that the Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

D.

It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and shall provide the Trust and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-1 during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation of the code of ethics of the Trust has occurred, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. The Subadviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Trust. The Subadviser will provide such additional information regarding violations of the Code of Ethics directly affecting the Trust as the Trust or its Chief Compliance Officer on behalf of the Trust or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Trust from a violation of the Code of Ethics. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees. The Subadviser will explain what it has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish to the Trust and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Trust and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-1(d)(1) and this subparagraph.

E.

It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Trust could affect the Trust, by the Trust, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Trust with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Trust and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Trust’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Trust and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Trust’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

F.

The Subadviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, including but not limited to the SEC and the CFTC, involving the affairs of the Designated Series.

G.

To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities, which might reasonably be expected to result in (i) a material adverse effect on the Trust or (ii) a material adverse change in the Subadviser’s condition (financial or otherwise) or business, or which might reasonably be expected to materially impair the Subadviser’s ability to discharge its obligations under this Agreement. The Subadviser will also immediately notify the Trust and the Adviser if the representation in this Section 13.G is no longer accurate.

H.

The Subadviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, any change in the portfolio manager(s) responsible for the Designated Series or if there is an actual or expected change in control or management of the Subadviser.

14.

No Personal Liability. A copy of the Trust’s Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of the Trust pursuant to this instrument (if any) are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Trust. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.

Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Trust, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Board (including those trustees who are not “interested persons” of the Trust) and, if required by the Act or applicable SEC rules and regulations, a vote of a majority of the Series’ outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates.

16.

Effective Date; Term. This Agreement shall take effect as of the date hereof, and shall remain in effect, unless sooner terminated as provided herein, with respect to a Series for a period of two years following the date set forth on the attached Schedule F. This Agreement shall continue thereafter from year to year only so long as its continuance has been specifically approved at least annually (i) by a vote of the Board of the Trust or by vote of a majority of outstanding voting securities of the Designated Series and (ii) by vote of a majority of the trustees who are not interested persons of the Trust (as defined in the Act) or of any person party to this Agreement, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of such approval.

17.	Termination.

A.

This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Designated Series, upon 60 days’ prior written notice to the Adviser and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to the Adviser and the Trust, or (iii) by the Adviser upon 60 days’ prior written notice to the Subadviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately (i) upon the material breach by the Subadviser of this Agreement or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct.

B.

This Agreement may also be terminated, without the payment of any penalty, by the Subadviser immediately (i) upon the material breach by the Adviser of this Agreement or (ii) at the discretion of the Subadviser, if the Adviser or any officer or director of the Adviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the 1940 Act and the rules promulgated thereunder. Termination of this Agreement will not affect any outstanding orders or transactions or any legal rights or obligations which may already have arisen. Transactions in progress at the date of termination will be completed by the Subadviser as soon as reasonably practicable. Provisions of this Agreement relating to indemnification and the preservation of records, as well as any responsibilities or obligations of the parties hereto arising from matters initiated prior to termination, shall survive any termination of this Agreement.

18.

Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of The Commonwealth of Massachusetts applicable to contracts entered into and fully performed within The Commonwealth of Massachusetts.

19.

Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.

Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile or e-mail transmission addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To the Adviser or the Trust at:

[ ]
Attn: [ ]
Telephone: [ ]
Facsimile: [ ]
Email: [ ]

(b)	To the Subadviser at:

[Allianz Global Investors U.S. LLC
1633 Broadway, Floor 41
New York, NY 10019
Attn: [ ]
Telephone: [ ]
Facsimile: [ ]
Email: [ ]]

[NFJ Investment Group, LLC
Address
Attn: [ ]
Telephone: [ ]
Facsimile: [ ]
Email: [ ]]

21.

Certifications. The Subadviser shall timely provide to the Adviser and the Trust, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Subadviser and in connection with the compliance by any of them with the requirements of this Agreement, the Registration Statement, the policies and procedures referenced herein, and any applicable law, including, without limitation, (i) information and commentary relating to the Subadviser or the Designated Series for the Trust’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Series, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Subadviser’s management of the Trust in order to support the Trust’s filings on Form N-CSR and other applicable forms, and the Trust’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Subadviser and the Subadviser’s management of the Designated Series (including, without limitation, compliance with the applicable procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by the Adviser or the Trust. Without limiting the foregoing, the Subadviser shall provide a semiannual certification in a form substantially similar to that attached as Schedule E.

22.	Indemnification.

A.

The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Trust, or the omission of such information, by the Adviser for use therein.

B.

The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by the Subadviser for use therein.

C.

A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt written notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

D.	No party will be liable to another party for consequential damages under any provision of this Agreement.

23.

Receipt of Disclosure Documents. The Trust and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part 2 of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business. The Subadviser will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser. On an annual basis and upon request, the Subadviser will provide a copy of its audited financial statements, including balance sheets, for the two most recent fiscal years and, if available, each subsequent fiscal quarter. At the time of providing such information, the Subadviser shall describe any material adverse change in its financial condition since the date of its latest financial statement.

24.

Use of Names. The parties agree that the names of the Subadviser, the names of any affiliates of the Subadviser and any derivative or logo or trademark or service mark or trade name of each (collectively, “Subadviser’s Marks”) are the valuable property of the Subadviser, and its affiliates. Accordingly, the Adviser and the Designated Series shall have the right to use Subadviser’s Marks only as set forth in the Trademark License Agreement by and between the Allianz SE, Virtus Investment Advisers, Inc., and VP Distributors, LLC.

25.

Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

26.

Bankruptcy and Related Events. Each of the Adviser and the Subadviser agrees that it will provide prompt notice to the other in the event that: (i) it makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impair its ability to perform this Agreement. The Adviser further agrees that it will provide prompt notice to the Subadviser in the event that the Trust ceases to be registered as an investment company under the Act.

[signature page follows]

[ALLIANZ FUNDS]/[ALLIANZ FUNDS MULTI-STRATEGY TRUST]

By:
Name:
Title:

VIRTUS INVESTMENT ADVISERS, INC.

By:
Name:
Title:

ACCEPTED:

[ALLIANZ GLOBAL INVESTORS U.S. LLC]
[NFJ INVESTMENT GROUP, LLC]

By:
Name:
Title:

SCHEDULES:	A.	Operational Procedures

	B.	Record Keeping Requirements

	C.	Fee Schedule

	D.	Subadviser Functions

	E.	Form of Sub-Certification

	F.	Designated Series

SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied in a secure manner by Subadviser to the Trust’s service providers, including: [ ] (the “Custodian”), Virtus Fund Services, LLC (the “Fund Administrator”), [ ] (the “Sub-Accounting Agent”), [                     (the “Prime Broker”)] and all other Counterparties/Brokers as required.

The Subadviser must furnish the Trust’s service providers with required daily information as to executed trades in a format and time-frame agreed to by the Subadviser, Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties and designated persons of the Trust. Trade information sent to the Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties must include all necessary data within the required timeframes to allow such parties to perform their obligations to the Series.

The Accounting Agent specifically requires a daily trade blotter with a summary of all trades, in addition to trade feeds, including, if no trades are executed, a report to that effect. Daily information as to executed trades for same-day settlement and future trades must be sent to the Accounting Agent no later than 5:00 p.m. (Eastern Time) on the day of the trade each day the Trust is open for business. All other executed trades must be delivered to the Accounting Agent on trade date +1 by 11:00 a.m. (Eastern Time) to ensure that they are part of the Series’ NAV calculation. (Subadviser will be responsible for reimbursement to the Trust for any loss caused by the Subadviser’s failure to comply with the requirements of this Schedule A.) On fiscal quarter ends and calendar quarter ends, all trades must be delivered to the Accounting Agent by 4:30 p.m. (Eastern Time) for inclusion in the financial statements of the Series. The data to be sent to the Accounting Agent and/or Fund Administrator will be as agreed by the Subadviser, Fund Administrator, Accounting Agent and designated persons of the Trust and shall include (without limitation) the following:

1.	Transaction type (e.g., purchase, sale, open, close, put call);
2.	Security type (e.g., equity, fixed income, swap, future, option, short, long);
3.	Security name;
4.	Exchange identifier (e.g., CUSIP, ISIN, Sedol, OCC Symbol) (as applicable);
5.	Number of shares and par, original face, contract amount, notional amount;
6.	Transaction price per share (clean if possible);
7.	Strike price;
8.	Aggregate principal amount;
9.	Executing broker;
10.	Settlement agent;
11.	Trade date;
12.	Settlement date;
13.	Aggregate commission or if a net trade;
14.	Interest purchased or sold from interest bearing security;
15.	Net proceeds of the transaction;
16.	Trade commission reason: best execution, soft dollar or research (to be provided quarterly);
17.	Derivative terms;
18.	Non-deliverable forward classification (to be provided quarterly);
19.	Maturity/expiration date; and
20.	Details of margin and collateral movement.

When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be opened by the Subadviser in the name of the Trust or any Series except as specifically approved by the Trust and the Fund Administrator. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Accounting Agent will provide a five-day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1.

(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellations thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Trust.

2.

(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:
(i)	The sale of shares of the Trust by brokers or dealers.
(ii)	The supplying of services or benefits by brokers or dealers to:
(a)	The Trust,
(b)	The Adviser,
(c)	The Subadviser, and
(d)	Any person other than the foregoing.
(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.
B.	Shall show the nature of the services or benefits made available.
C.

Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.

(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.

(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Trust.

5.	Records as necessary under Board-approved policies and procedures of the Trust, including without limitation those related to valuation determinations.

*

Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C

SUBADVISORY FEE

For services provided to the Trust, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, equal to 50% of the net advisory fee applicable to the Designated Series, calculated as follows:

1.	The total expenses of the Designated Series will be calculated in accordance with the terms of its prospectus, including application of the gross advisory fee.

2.	Such total expenses will be reduced by the application of any applicable fee waiver and/or expense limitation agreement, in accordance with the terms thereof.

3.

The net advisory fee applicable to the Designated Series will then be calculated by subtracting from the gross advisory fee any amount required to be waived under the applicable fee waiver(s) and/or reimbursed under such applicable expense limitation agreement.

4.

In the event that the Adviser waives its entire fee and also assumes expenses of the Designated Series pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing 50% of the assumed amount.

5.

If during the term of this Agreement the Adviser later recaptures some or all of the fees waived or expenses assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser a pro rata amount of the fee(s)/expense(s) recaptured that is attributable to the Subadviser’s portion of the original waiver/assumed expense.

SCHEDULE D

SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadviser shall provide, at its own expense:

(a)

An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)

Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Trust’s code of ethics; ii) compliance with procedures adopted from time to time by the Board relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance; vii) compliance with the Investment Guidelines; viii) description of material changes in policies or procedures; and ix) description of any significant firm related developments;

(c)	Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Board;

(d)	Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Board at such time(s) and location(s) as reasonably requested by the Adviser or Board; and

(e)

Notice to the Board and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(f)	Reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Subadviser’s Form N-CSR Certification for the [Name of Designated Series].

From:	[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR.

[Name of Designated Series].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR for the Trust.

Schedule of Investments

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

a.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.

Designed and implemented controls which ensure that all transactions provided to the fund’s custodians/prime broker and accounting agent (“vendors”) have been delivered in a secure manner by authorized persons, and that access to the fund’s records maintained by the fund’s vendors is restricted to authorized persons of our firm or, if applicable, any third party administrator utilized by our firm. Such controls include review of the authorized persons at least annually and prompt communication of any changes to authorized persons to the fund’s vendors.

c.

Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

d.

In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report, including the Fund Summary and Asset Allocations (as applicable), does not, with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:

a.

All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;

b.

Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

a.	The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.

The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.

c.	I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.

The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.

e.	Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Iran or Sudan.

f.

The subadviser has disclosed to the Adviser or the Designated Series any holdings required to be disclosed under the Iran Threat Reduction and Syria Human Rights Act of 2012, the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, the Iran Sanctions Act of 1996, as Amended and Executive Orders 13224, and 13382.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Designated Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Designated Series official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser]	Date
[Name of Authorized Signer]
[Title of Authorized Signer]

SCHEDULE F

DESIGNATED SERIES

As of [    ]

Allianz Funds

Fund Name
AllianzGI Dividend Value Fund*
AllianzGI Emerging Markets Opportunities Fund
AllianzGI Focused Growth Fund
AllianzGI Global Small-Cap Fund
AllianzGI Health Sciences Fund
AllianzGI Income & Growth Fund
AllianzGI International Value Fund*
AllianzGI Large-Cap Value Fund*
AllianzGI Mid-Cap Fund
AllianzGI Mid-Cap Value Fund*
AllianzGI Small-Cap Fund
AllianzGI Small-Cap Value Fund*
AllianzGI Technology Fund

Allianz Funds Multi-Strategy Trust

Fund Name
AllianzGI Convertible Fund
AllianzGI Core Plus Bond Fund
AllianzGI Emerging Markets Consumer Fund
AllianzGI Global Allocation Fund
AllianzGI Global Dynamic Allocation Fund
AllianzGI Global Sustainability Fund
AllianzGI High Yield Bond Fund
AllianzGI International Small-Cap Fund
AllianzGI Emerging Markets Value Fund*
AllianzGI Preferred Securities and Income Fund
AllianzGI Short Duration High Income Fund
AllianzGI Water Fund

*	NFJ-managed Fund.

Appendix F

Principal Executive Officers and Directors of AllianzGI U.S.

Name(1)	Position
Tobias Pross	Chief Executive Officer
Gem Pushpaharan	Chief Operating Officer
Erin Bengtson-Olivieri	Chief Financial Officer
Paul Koo	Chief Compliance Officer
John Viggiano	Chief Legal Officer

(1)	The business address of the persons listed above is c/o Allianz Global Investors U.S. LLC, 1633 Broadway, New York, NY 10019

F-1

Appendix G

Principal Executive Officers and Directors of NFJ Investment Group, LLC

Name(1)	Position
George R. Aylward	President and Chief Executive Officer
Michael A. Angerthal	Executive Vice President and Chief Financial Officer
Jennifer S. Fromm	Vice President and Assistant Secretary
David G. Hanley	Senior Vice President and Treasurer
Wendy J. Hills	Executive Vice President, General Counsel and Secretary
Ronnie D. Kryjak	Assistant Secretary

(1)	The business address of the persons listed above is c/o Virtus Investment Partners, Inc., One Financial Plaza, Hartford, Connecticut 06103.

G-1

Appendix H

Outstanding Shares and Significant Shareholders

Outstanding Shares

As of September 10, 2020 as shown on the books of the Trusts, there were issued and outstanding the following number of shares of beneficial interest of each class of each Fund of each Trust:

Allianz Funds		Allianz Funds Multi-Strategy Trust

Fund Name and Class	Shares Outstanding	Fund Name and Class	Shares Outstanding
AllianzGI Small-Cap Value Fund A	23,084,995.27	AllianzGI Global Allocation Fund A	4,181,266.04
AllianzGI Small-Cap Value Fund C	161,179.19	AllianzGI Global Allocation Fund C	307,560.57
AllianzGI Small-Cap Value Fund Inst	7,363,978.34	AllianzGI Global Allocation Fund Inst	868,295.10
AllianzGI Small-Cap Value Fund Admin	3,023,787.45	AllianzGI Global Allocation Fund Admin	2,388.67
AllianzGI Small-Cap Value Fund R	1,113,328.47	AllianzGI Global Allocation Fund R	2,062.29
AllianzGI Small-Cap Value Fund R6	6,186,969.04	AllianzGI Global Allocation Fund R6	21,237,318.68
AllianzGI Small-Cap Value Fund P	1,655,766.46	AllianzGI Global Allocation Fund P	496,183.01

AllianzGI Mid-Cap Value Fund A	17,970,297.08	AllianzGI Retirement 2020 Fund A	58,291.61
AllianzGI Mid-Cap Value Fund C	1,719,337.18	AllianzGI Retirement 2020 Fund C	14,367.71
AllianzGI Mid-Cap Value Fund Inst	14,314,193.07	AllianzGI Retirement 2020 Fund R6	142,240.30
AllianzGI Mid-Cap Value Fund Admin	1,203,258.95	AllianzGI Retirement 2020 Fund Admin	1,427.18
AllianzGI Mid-Cap Value Fund R	724,618.61	AllianzGI Retirement 2020 Fund R	674.48
AllianzGI Mid-Cap Value Fund R6	2,033,270.39	AllianzGI Retirement 2020 Fund P	70,195.14
AllianzGI Mid-Cap Value Fund P	10,154,124.76

AllianzGI Focused Growth Fund A	10,411,307.92	AllianzGI Retirement 2030 Fund A	162,286.69
AllianzGI Focused Growth Fund C	1,260,510.55	AllianzGI Retirement 2030 Fund C	26,667.58
AllianzGI Focused Growth Fund Inst	2,977,375.70	AllianzGI Retirement 2030 Fund R6	529,275.98
AllianzGI Focused Growth Fund Admin	93,135.15	AllianzGI Retirement 2030 Fund Admin	850.09
AllianzGI Focused Growth Fund R	501,199.21	AllianzGI Retirement 2030 Fund R	2,699.72
AllianzGI Focused Growth Fund R6	2,383,660.92	AllianzGI Retirement 2030 Fund P	107,398.81
AllianzGI Focused Growth Fund P	2,002,185.67

AllianzGI Dividend Value Fund A	33,417,537.92	AllianzGI Retirement 2040 Fund A	26,884.11
AllianzGI Dividend Value Fund C	3,081,240.58	AllianzGI Retirement 2040 Fund C	9,297.38
AllianzGI Dividend Value Fund Inst	11,167,465.37	AllianzGI Retirement 2040 Fund R6	772,575.75
AllianzGI Dividend Value Fund Admin	2,396,113.24	AllianzGI Retirement 2040 Fund Admin	510.36
AllianzGI Dividend Value Fund R	5,117,796.27	AllianzGI Retirement 2040 Fund R	1,858.57
AllianzGI Dividend Value Fund R6	5,985,437.72	AllianzGI Retirement 2040 Fund P	27,807.95
AllianzGI Dividend Value Fund P	20,506,857.26

AllianzGI Large-Cap Value Fund A	6,055,145.64	AllianzGI Retirement 2050 Fund A	80,428.59
AllianzGI Large-Cap Value Fund C	226,963.95	AllianzGI Retirement 2050 Fund C	14,216.90
AllianzGI Large-Cap Value Fund Inst	3,870,526.67	AllianzGI Retirement 2050 Fund R6	589,397.06
AllianzGI Large-Cap Value Fund Admin	53,183.91	AllianzGI Retirement 2050 Fund Admin	3,692.22
AllianzGI Large-Cap Value Fund R	46,491.79	AllianzGI Retirement 2050 Fund R	13,040.23
AllianzGI Large-Cap Value Fund P	641,738.44	AllianzGI Retirement 2050 Fund P	35,669.30

AllianzGI International Value Fund A	3,243,987.30	AllianzGI Multi Asset Income Fund A	298,980.83
AllianzGI International Value Fund C	357,421.30	AllianzGI Multi Asset Income Fund C	74,204.52
AllianzGI International Value Fund Inst	2,133,042.22	AllianzGI Multi Asset Income Fund R6	2,413,168.68
AllianzGI International Value Fund Admin	64,432.70	AllianzGI Multi Asset Income Fund Admin	620.87
AllianzGI International Value Fund R	241,127.28	AllianzGI Multi Asset Income Fund R	31,695.79
AllianzGI International Value Fund R6	70,813.57	AllianzGI Multi Asset Income Fund Inst	20,769.72
AllianzGI International Value Fund P	1,298,921.10	AllianzGI Multi Asset Income Fund P	33,782.50

AllianzGI Emerging Markets Opportunities Fund A	1,157,423.28	AllianzGI Global Dynamic Allocation Fund A	70,788.73
AllianzGI Emerging Markets Opportunities Fund C	71,791.40	AllianzGI Global Dynamic Allocation Fund C	32,700.84

Appendix H

Fund Name and Class	Shares Outstanding	Fund Name and Class	Shares Outstanding
AllianzGI Emerging Markets Opportunities Fund INST	6,204,796.26	AllianzGI Global Dynamic Allocation Fund Inst	655,075.42
AllianzGI Emerging Markets Opportunities Fund R6	698,199.52	AllianzGI Global Dynamic Allocation Fund Admin	1,336.99
AllianzGI Emerging Markets Opportunities Fund P	498,223.48	AllianzGI Global Dynamic Allocation Fund R	2,380.26
		AllianzGI Global Dynamic Allocation Fund R6	1,649,941.63
		AllianzGI Global Dynamic Allocation Fund P	2,996.14

AllianzGI Income & Growth Fund A	158,277,644.55	AllianzGI Retirement 2025 Fund A	25,333.21
AllianzGI Income & Growth Fund C	118,507,559.56	AllianzGI Retirement 2025 Fund R6	339,478.36
AllianzGI Income & Growth Fund Inst	72,999,193.60	AllianzGI Retirement 2025 Fund Admin	8,448.35
AllianzGI Income & Growth Fund R	442,835.35	AllianzGI Retirement 2025 Fund R	6.82
AllianzGI Income & Growth Fund P	116,224,364.48	AllianzGI Retirement 2025 Fund P	102,788.88

AllianzGI Small-Cap Fund A	3,280,855.05	AllianzGI Retirement 2035 Fund A	17,035.59
AllianzGI Small-Cap Fund C	245,571.16	AllianzGI Retirement 2035 Fund R6	619,233.25
AllianzGI Small-Cap Fund Inst	1,268,291.93	AllianzGI Retirement 2035 Fund Admin	6,817.88
AllianzGI Small-Cap Fund R6	263,746.30	AllianzGI Retirement 2035 Fund R	285.47
AllianzGI Small-Cap Fund P	923,887.63	AllianzGI Retirement 2035 Fund P	76,327.80

AllianzGI Mid-Cap Fund A	60,236,763.61	AllianzGI Retirement 2045 Fund A	11,190.96
AllianzGI Mid-Cap Fund C	4,155,959.22	AllianzGI Retirement 2045 Fund R6	458,996.76
AllianzGI Mid-Cap Fund Inst	8,587,876.96	AllianzGI Retirement 2045 Fund Admin	17,905.10
AllianzGI Mid-Cap Fund Admin	384,156.90	AllianzGI Retirement 2045 Fund R	5,906.48
AllianzGI Mid-Cap Fund R	396,007.08	AllianzGI Retirement 2045 Fund P	38,768.32
AllianzGI Mid-Cap Fund P	2,941,618.68

AllianzGI Technology Fund A	8,946,990.06	AllianzGI Retirement 2055 Fund A	14,636.80
AllianzGI Technology Fund C	1,105,884.79	AllianzGI Retirement 2055 Fund R6	300,619.08
AllianzGI Technology Fund Inst	12,452,055.57	AllianzGI Retirement 2055 Fund Admin	3,087.48
AllianzGI Technology Fund Admin	825,596.42	AllianzGI Retirement 2055 Fund R	2,280.75
AllianzGI Technology Fund P	1,835,716.03	AllianzGI Retirement 2055 Fund P	12,504.35

AllianzGI Global Small-Cap Fund A	987,122.16	AllianzGI Structured Return Fund A	371,905.47
AllianzGI Global Small-Cap Fund C	109,564.43	AllianzGI Structured Return Fund C	301,175.97
AllianzGI Global Small-Cap Fund Inst	740,012.92	AllianzGI Structured Return Fund Inst	1,260,030.43
AllianzGI Global Small-Cap Fund P	107,002.87	AllianzGI Structured Return Fund R6	563,629.89
		AllianzGI Structured Return Fund P	1,002,066.02

AllianzGI Health Sciences Fund A	4,272,238.65	AllianzGI Short Term Bond Fund A	319,562.80
AllianzGI Health Sciences Fund C	153,091.48	AllianzGI Short Term Bond Fund Inst	875,951.42
AllianzGI Health Sciences Fund Inst	350,258.69	AllianzGI Short Term Bond Fund P	718.21
AllianzGI Health Sciences Fund P	3,470.94

		AllianzGI Best Styles Global Equity Fund A	65,621.44
		AllianzGI Best Styles Global Equity Fund C	1,021.70
		AllianzGI Best Styles Global Equity Fund Inst	37,960.20
		AllianzGI Best Styles Global Equity Fund R6	8,703,904.14
		AllianzGI Best Styles Global Equity Fund P	32,296.18

		AllianzGI Short Duration High Income Fund A	9,470,114.01
		AllianzGI Short Duration High Income Fund C	6,514,969.03
		AllianzGI Short Duration High Income Fund Inst	21,845,454.93
		AllianzGI Short Duration High Income Fund R6	2,378,230.55
		AllianzGI Short Duration High Income Fund P	19,513,852.99

		AllianzGI Emerging Markets Value Fund A	827,863.32
		AllianzGI Emerging Markets Value Fund C	56,150.72
		AllianzGI Emerging Markets Value Fund Inst	6,437,281.90
		AllianzGI Emerging Markets Value Fund P	388,938.98

Appendix H

Fund Name and Class	Shares Outstanding	Fund Name and Class	Shares Outstanding
		AllianzGI Green Bond A	12,114.50
		AllianzGI Green Bond Inst	1,702,506.91
		AllianzGI Green Bond P	68,392.12

		AllianzGI Water Fund A	11,322,940.42
		AllianzGI Water Fund C	3,542,251.97
		AllianzGI Water Fund Inst	11,660,235.75
		AllianzGI Water Fund P	13,698,492.26

		AllianzGI Convertible Fund A	6,434,424.34
		AllianzGI Convertible Fund C	2,784,796.02
		AllianzGI Convertible Fund Admin	341,831.45
		AllianzGI Convertible Fund R	7,367.24
		AllianzGI Convertible Fund Inst	27,902,172.46
		AllianzGI Convertible Fund P	14,251,978.70

		AllianzGI High Yield Bond Fund A	2,422,582.21
		AllianzGI High Yield Bond Fund C	433,797.32
		AllianzGI High Yield Bond Fund Inst	6,508,149.41
		AllianzGI High Yield Bond Fund Admin	3,268.93
		AllianzGI High Yield Bond Fund R	76,020.21
		AllianzGI High Yield Bond Fund P	1,272,587.06

		AllianzGI International Small-Cap Fund A	108,348.65
		AllianzGI International Small-Cap Fund C	21,909.77
		AllianzGI International Small-Cap Fund Inst	915,106.79
		AllianzGI International Small-Cap Fund R	26,332.92
		AllianzGI International Small-Cap Fund R6	857,835.82
		AllianzGI International Small-Cap Fund P	339,906.86

		AllianzGI Emerging Markets SRI Debt Fund A	11,417.73
		AllianzGI Emerging Markets SRI Debt Fund C	986.21
		AllianzGI Emerging Markets SRI Debt Fund Inst	1,467,042.09
		AllianzGI Emerging Markets SRI Debt Fund P	886.81

		AllianzGI Best Styles U.S. Equity Fund A	115,380.21
		AllianzGI Best Styles U.S. Equity Fund C	4,868.03
		AllianzGI Best Styles U.S. Equity Fund Inst	5,433.34
		AllianzGI Best Styles U.S. Equity Fund R6	1,821,399.43
		AllianzGI Best Styles U.S. Equity Fund P	7,068.34

		AllianzGI Global Sustainability Fund A	109,580.61
		AllianzGI Global Sustainability Fund Inst	6,207,344.15
		AllianzGI Global Sustainability Fund P	1,291,276.08

		AllianzGI Emerging Markets Consumer Fund A	3,977.69
		AllianzGI Emerging Markets Consumer Fund Inst	2,299,552.68

		AllianzGI Emerging Markets Small-Cap Fund A	13,903.47
		AllianzGI Emerging Markets Small-Cap Fund Inst	331,279.38

		AllianzGI Core Bond Fund Inst	17,831.70
		AllianzGI Core Bond Fund R6	2,513,370.61
		AllianzGI Core Bond Fund P	2,290.72

		AllianzGI Core Plus Bond Fund Inst	2,333.97
		AllianzGI Core Plus Bond Fund R6	3,404,735.34
		AllianzGI Core Plus Bond Fund P	733.96

		AllianzGI Floating Rate Note Fund Inst	795,055.48
		AllianzGI Floating Rate Note Fund P	710.01

Appendix H

Fund Name and Class	Shares Outstanding	Fund Name and Class	Shares Outstanding
		AllianzGI PerformanceFee Structured US Equity Inst	5,581,427.12
		AllianzGI PerformanceFee Structured US Equity R6	43,309.16
		AllianzGI PerformanceFee Structured US Equity P	56,759.96

		AllianzGI PerformanceFee Managed Futures Strategy Inst	33,768.65
		AllianzGI PerformanceFee Managed Futures Strategy R6	3,404,164.41
		AllianzGI PerformanceFee Managed Futures Strategy P	1,081.16

		AllianzGI Preferred Securities and Income Fund Inst	545,560.68
		AllianzGI Preferred Securities and Income Fund R6	1,161,063.16
		AllianzGI Preferred Securities and Income Fund P	758.72

Appendix H

Significant Shareholders

CERTAIN OWNERSHIP OF TRUST SHARES

As of September 10, 2020, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

a = Entity owned 25% or more of the outstanding shares of beneficial interest of the Funds, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.

Allianz Funds

	Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI DIVIDEND VALUE P	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	8,059,940.692	9.87%
a	ALLIANZGI EMERGING MARKETS OPP INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	4,043,921.046	46.88%
	ALLIANZGI EMERGING MARKETS OPP INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	996,029.225	11.55%
	ALLIANZGI EMERGING MRKT OPPRTNTIES R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	666,459.728	7.73%
	ALLIANZGI FOCUSED GROWTH A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,139,003.171	10.90%
	ALLIANZGI FOCUSED GROWTH R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,497,455.092	7.63%
	ALLIANZGI GLOBAL SMALL-CAP A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	183,727.311	9.45%
	ALLIANZGI GLOBAL SMALL-CAP A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C (FBO) CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	151,208.642	7.78%
	ALLIANZGI GLOBAL SMALL-CAP INST	CHARLES SCHWAB COMPANY 211 MAIN ST SAN FRANCISCO CA 94105-1905	352,065.300	18.12%
	ALLIANZGI GLOBAL SMALL-CAP INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	150,484.311	7.74%
a	ALLIANZGI HEALTH SCIENCES A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,302,774.042	27.26%

Appendix H

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI HEALTH SCIENCES A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	731,825.370	15.31%
ALLIANZGI HEALTH SCIENCES FUND INSTL	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	260,540.200	5.45%
ALLIANZGI HIGH YIELD BOND A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,176,874.151	10.99%
ALLIANZGI INCOME & GROWTH A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # STREET-P08 MINNEAPOLIS MN 55402-4413	32,665,792.565	7.01%
ALLIANZGI INCOME & GROWTH C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	34,400,402.941	7.38%
ALLIANZGI INCOME & GROWTH INST	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	24,472,277.848	5.25%
ALLIANZGI INCOME & GROWTH P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	26,688,707.808	5.73%
ALLIANZGI INCOME & GROWTH P	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	23,773,534.713	5.10%
ALLIANZGI INTERNATIONAL VALUE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	443,690.723	5.99%
ALLIANZGI INTERNATIONAL VALUE INST	THE NORTHERN TRUST COMPANY AS CUSTODIAN FBO THE CONFEDERATED TRIBES OF THE GRAND RONDE 50 S LA SALLE ST CHICAGO IL 60603-1003	802,250.951	10.83%
ALLIANZGI INTERNATIONAL VALUE INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	558,360.713	7.54%
ALLIANZGI INTERNATIONAL VALUE P	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	466,617.775	6.30%
ALLIANZGI INTERNATIONAL VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	391,161.123	5.28%
ALLIANZGI LARGE-CAP VALUE A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	690,173.555	6.34%
ALLIANZGI LARGE-CAP VALUE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	639,014.490	5.87%

Appendix H

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI LARGE-CAP VALUE INST	C/O FASCORE LLC CHAIR OF BRD OF TTEES OF TN CONSLDTD RET SYS & COMM OF FINA FBO STATE OF TENNESSEE 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	1,330,900.628	12.22%
ALLIANZGI LARGE-CAP VALUE INST	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	759,323.220	6.97%
ALLIANZGI MID-CAP A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9,502,330.178	12.39%
ALLIANZGI MID-CAP A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,768,759.774	8.82%
ALLIANZGI MID-CAP A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	4,574,884.663	5.96%
ALLIANZGI MID-CAP A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	4,416,899.770	5.76%
ALLIANZGI MID-CAP A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	4,034,024.889	5.26%
ALLIANZGI MID-CAP INST	CHARLES SCHWAB COMPANY 211 MAIN ST SAN FRANCISCO CA 94105-1905	5,813,956.519	7.58%
ALLIANZGI MID-CAP VALUE INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,745,713.705	7.79%
ALLIANZGI SMALL-CAP FUND A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	632,019.344	10.57%
ALLIANZGI SMALL-CAP FUND A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	319,673.580	5.34%
ALLIANZGI SMALL-CAP FUND I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	419,569.175	7.02%
ALLIANZGI SMALL-CAP FUND I	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	327,032.949	5.47%
ALLIANZGI SMALL-CAP VALUE A	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	6,495,959.603	15.26%
ALLIANZGI SMALL-CAP VALUE INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,583,591.887	6.07%
ALLIANZGI TECHNOLOGY INST	CHARLES SCHWAB COMPANY 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,687,889.514	14.66%

Appendix H

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI TECHNOLOGY INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,427,193.656	13.62%

Allianz Funds Multi-Strategy Trust

	Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
a,	AGI BEST STYLES U.S. EQUITY FD CL R6	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	968,551.775	49.56%
a,	AGI BEST STYLES U.S. EQUITY FD CL R6	STATE STREET BANK & TRUST AS CUSTODIAN FOR OKLAHOMA ADVISOR 529 PLAN (ALLIANZGI BEST STYLES U.S. EQUITY) P43Y 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	852,847.651	43.64%
a,	AGI EMERGING MARKETS SMALL-CAP FUND I	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	268,199.234	77.70%
	AGI EMERGING MARKETS SMALL-CAP FUND I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	46,591.450	13.50%
	ALLIANZGI BEST STYLES GLOBAL EQUITY R6	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN DIVERSIFIED EQUITY P52D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	1,973,721.099	22.33%
	ALLIANZGI BEST STYLES GLOBAL EQUITY R6	STATE STREET BANK & TRUST CO CUST FOR OKLA ADVISOR 529 PROGRAM AGE-BASED 0-8 YEARS P41A 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	1,121,562.998	12.69%
	ALLIANZGI BEST STYLES GLOBAL EQUITY R6	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 0-6 P51A ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	1,018,601.107	11.52%
	ALLIANZGI BEST STYLES GLOBAL EQUITY R6	STATE STREET BANK & TRUST CO CUST FOR OKLA ADVISOR 529 PROGRAM AGE-BASED 9-11 YEARS P41B 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	706,052.026	7.99%
	ALLIANZGI BEST STYLES GLOBAL EQUITY R6	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 7-10 P51B ATTN STATE STREET TRUST OPERATIONS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	592,427.671	6.70%
	ALLIANZGI BEST STYLES GLOBAL EQUITY R6	ALLIANZGI MULTI-SERIES RETIREMENT CIT DYNAMIC M A 1100 ABERNATHY RD STE 400 ATLANTA GA 30328-5634	560,174.746	6.34%
	ALLIANZGI BEST STYLES GLOBAL EQUITY R6	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	454,787.038	5.14%

Appendix H

	Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI CONVERTIBLE INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7,081,347.413	14.04%
	ALLIANZGI CONVERTIBLE INST	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,259,996.311	8.45%
	ALLIANZGI CONVERTIBLE INST	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	3,497,567.431	6.94%
	ALLIANZGI CONVERTIBLE INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,784,105.382	5.52%
	ALLIANZGI CONVERTIBLE P	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	4,121,006.924	8.17%
a,	ALLIANZGI CORE BOND FUND CLASS R6	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	1,863,256.418	73.54%
	ALLIANZGI CORE BOND FUND CLASS R6	ALLIANZGI MULTI-SERIES RETIREMENT CIT DYNAMIC M A 1100 ABERNATHY RD STE 400 ATLANTA GA 30328-5634	266,005.391	10.50%
	ALLIANZGI CORE BOND FUND CLASS R6	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	203,168.429	8.02%
	ALLIANZGI CORE BOND FUND CLASS R6	ALLIANZGI MULTI-SERIES RETIREMENT CIT FIXED INCOME 1100 ABERNATHY RD STE 400 ATLANTA GA 30328-5634	180,940.376	7.14%
a,	ALLIANZGI CORE PLUS BOND FUND CLASS R6	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	2,942,221.720	86.34%
	ALLIANZGI CORE PLUS BOND FUND CLASS R6	ALLIANZGI MULTI-SERIES RETIREMENT CIT DYNAMIC M A 1100 ABERNATHY RD STE 400 ATLANTA GA 30328-5634	341,736.636	10.03%
a,	ALLIANZGI EM MKTS SRI DEBT FD INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL ALLOCATION FUND ATTN PAUL PIETRANICO 1633 BROADWAY NEW YORK NY 10019-6708	1,184,648.760	80.03%
	ALLIANZGI EM MKTS SRI DEBT FD INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI MULTI ASSET INCOME FUND ATTN PAUL PIETRANICO 1633 BROADWAY NEW YORK NY 10019-6708	178,528.018	12.06%
	ALLIANZGI EM MKTS SRI DEBT FD INSTL	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	101,472.845	6.85%
a,	ALLIANZGI EMERGING MARKETS CONSUMER I	STEVEN H LEVIN & MARC BERGER & JOHN HOOVER TTEES THE CHARLES R BRONFMAN TRUST UA DTD 12-12-1996 900 3RD AVE FL 24 NEW YORK NY 10022-4771	585,778.881	26.16%
	ALLIANZGI EMERGING MARKETS CONSUMER I	WELLS FARGO BANK NA FBO NEW YORK CITY FOUNDATION OF CEREBRA 25906300 PO BOX 1533 MINNEAPOLIS MN 55480-1533	548,461.910	24.50%

Appendix H

	Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI EMERGING MARKETS CONSUMER I	DMNS FOUNDATION ATTN EDWARD SCHOLZ 2001 N COLORADO BLVD DENVER CO 80205-5732	410,901.992	18.35%
	ALLIANZGI EMERGING MARKETS CONSUMER I	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	228,259.629	10.20%
	ALLIANZGI EMERGING MARKETS CONSUMER I	BAND & CO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	184,461.739	8.24%
	ALLIANZGI EMERGING MARKETS CONSUMER I	SANDS FAMILY SUPPORTING FOUNDATION INC ATTN AMY S VARS 500 EAST AVE ROCHESTER NY 14607-1949	184,270.447	8.23%
	ALLIANZGI EMERGING MARKETS VALUE A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	488,402.676	6.34%
a,	ALLIANZGI EMERGING MKT VALUE INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	5,511,816.178	71.53%
	ALLIANZGI EMERGING MKT VALUE INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	532,405.684	6.91%
	ALLIANZGI EMERGING MRKT OPPRTNTIES R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	666,459.728	7.73%
a,	ALLIANZGI FLOATING RATE NOTE FD INSTL	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	712,935.723	89.59%
	ALLIANZGI FLOATING RATE NOTE FD INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI MULTI ASSET INCOME FUND ATTN PAUL PIETRANICO 1633 BROADWAY NEW YORK NY 10019-6708	75,555.439	9.49%
	ALLIANZGI GLBL DYNAMIC ALLOCATION INST	CHARLES SCHWAB COMPANY 211 MAIN ST SAN FRANCISCO CA 94105-1905	406,168.920	16.82%
	ALLIANZGI GLBL DYNAMIC ALLOCATION INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	138,802.939	5.75%
a,	ALLIANZGI GLOBAL ALLOCATION R6	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6,906,997.172	25.49%
	ALLIANZGI GLOBAL ALLOCATION R6	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGE ACCESS 529 PLAN AGE-BASED PORTFOLIO 18 PLUS P51F ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	1,596,658.917	5.89%
	ALLIANZGI GLOBAL ALLOCATION R6	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 0-6 P51A ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	1,476,749.202	5.45%

Appendix H

	Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
a,	ALLIANZGI GLOBAL DYNAMIC ALLOCATION R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,514,854.959	62.73%
	ALLIANZGI GLOBAL DYNAMIC ALLOCATION R6	DCGT AS TTEE AND/OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	135,086.670	5.59%
a,	ALLIANZGI GLOBAL SUSTAINABILITY FD I	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL ALLOCATION FUND ATTN PAUL PIETRANICO 1633 BROADWAY NEW YORK NY 10019-6708	5,406,783.906	71.07%
	ALLIANZGI GLOBAL SUSTAINABILITY FD I	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	619,536.181	8.14%
	ALLIANZGI GLOBAL SUSTAINABILITY FUND P	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,210,106.145	15.91%
a,	ALLIANZGI GREEN BOND FD INSTITUTIONAL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL ALLOCATION FUND ATTN PAUL PIETRANICO 1633 BROADWAY NEW YORK NY 10019-6708	1,610,997.549	90.83%
	ALLIANZGI HIGH YIELD BOND A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,176,874.151	10.99%
a,	ALLIANZGI HIGH YIELD BOND INST	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BEN OF OUR CUSTOMERS 499 WASHINGTON BLVD MAIL ZONE NJ4C JERSEY CITY NJ 07310-1995	2,829,687.839	26.42%
	ALLIANZGI HIGH YIELD BOND INST	ALLIANZGI INCOME & GROWTH FUND 1633 BROADWAY NEW YORK NY 10019-6708	1,218,315.109	11.37%
	ALLIANZGI HIGH YIELD BOND INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	969,062.060	9.05%
	ALLIANZGI HIGH YIELD BOND INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI MULTI ASSET INCOME FUND ATTN PAUL PIETRANICO 1633 BROADWAY NEW YORK NY 10019-6708	544,259.085	5.08%
	ALLIANZGI HIGH YIELD BOND P	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	917,177.441	8.56%
a,	ALLIANZGI INTERNATIONAL SMALL-CAP R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	734,930.583	32.40%
a,	ALLIANZGI INTL SMALL-CAP INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	673,474.259	29.69%

Appendix H

	Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
a,	ALLIANZGI MULTI ASSET INCOME FUND R6	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 18 PLUS P51F ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	1,679,883.848	58.48%
	ALLIANZGI MULTI ASSET INCOME FUND R6	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 15-17 P51E ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	412,122.869	14.35%
	ALLIANZGI MULTI ASSET INCOME FUND R6	STATE STREET BANK & TRUST CO AS CUST FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN (AGE-BASED 7—AGE 15) P51J 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	202,823.888	7.06%
a,	ALLIANZGI PF MANAGED FUTURES STGY R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL ALLOCATION FUND ATTN PAUL PIETRANICO 1633 BROADWAY NEW YORK NY 10019-6708	3,362,454.048	97.77%
a,	ALLIANZGI PF STRUCTURED U.S. EQUITY I	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	4,641,192.924	81.77%
	ALLIANZGI PF STRUCTURED U.S. EQUITY I	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	482,240.434	8.50%
	ALLIANZGI PREFERRED SEC AND INC INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	400,452.197	23.45%
	ALLIANZGI PREFERRED SEC AND INC INSTL	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	105,100.573	6.16%
a,	ALLIANZGI PREFERRED SEC AND INC R6	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	758,932.261	44.45%
	ALLIANZGI PREFERRED SEC AND INC R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI MULTI ASSET INCOME FUND ATTN PAUL PIETRANICO 1633 BROADWAY NEW YORK NY 10019-6708	259,962.912	15.23%
	ALLIANZGI PREFERRED SEC AND INC R6	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	137,419.945	8.05%
	ALLIANZGI RETIREMENT 2020 A	AMERICAN UNITED INSURANCE CO TTEE GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	14,846.433	5.17%
	ALLIANZGI RETIREMENT 2020 P	FIIOC FBO ENGINEERING SPECIALIST INC PLAN 79803 ATTN: TIM MCCLANAHAN 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	60,944.734	21.22%
a,	ALLIANZGI RETIREMENT 2020 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	88,737.734	30.90%

Appendix H

	Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2020 R6	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINIS TRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	23,728.842	8.26%
	ALLIANZGI RETIREMENT 2020 R6	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	18,387.024	6.40%
	ALLIANZGI RETIREMENT 2025 P	FIIOC FBO ENGINEERING SPECIALIST INC PLAN 79803 ATTN: TIM MCCLANAHAN 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	90,569.620	19.03%
a,	ALLIANZGI RETIREMENT 2025 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	230,435.411	48.41%
	ALLIANZGI RETIREMENT 2025 R6	STATE STREET BANK AND TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	51,457.913	10.81%
	ALLIANZGI RETIREMENT 2025 R6	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINIS TRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	39,234.632	8.24%
	ALLIANZGI RETIREMENT 2030 P	FIIOC FBO ENGINEERING SPECIALIST INC PLAN 79803 ATTN: TIM MCCLANAHAN 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	98,439.742	11.88%
a,	ALLIANZGI RETIREMENT 2030 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	472,325.041	56.99%
	ALLIANZGI RETIREMENT 2030 R6	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINIS TRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	44,804.336	5.41%
	ALLIANZGI RETIREMENT 2035 P	FIIOC FBO ENGINEERING SPECIALIST INC PLAN 79803 ATTN: TIM MCCLANAHAN 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	71,663.823	9.96%
a,	ALLIANZGI RETIREMENT 2035 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	523,971.315	72.80%
	ALLIANZGI RETIREMENT 2035 R6	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	49,161.173	6.83%
	ALLIANZGI RETIREMENT 2035 R6	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	38,790.295	5.39%

Appendix H

	Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
a,	ALLIANZGI RETIREMENT 2040 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	703,543.209	83.93%
	ALLIANZGI RETIREMENT 2045 P	FIIOC FBO ENGINEERING SPECIALIST INC PLAN 79803 ATTN: TIM MCCLANAHAN 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	38,762.422	7.28%
a,	ALLIANZGI RETIREMENT 2045 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	441,088.351	82.79%
	ALLIANZGI RETIREMENT 2050 A	RELIANCE TR CO FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004 ATLANTA GA 30358-0004	55,857.498	7.58%
a,	ALLIANZGI RETIREMENT 2050 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	580,475.600	78.82%
a,	ALLIANZGI RETIREMENT 2055 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	287,181.965	86.21%
	ALLIANZGI SHORT DURATION HIGH INC INST	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BEN OF OUR CUSTOMERS 499 WASHINGTON BLVD MAIL ZONE NJ4C JERSEY CITY NJ 07310-1995	7,911,679.570	13.26%
	ALLIANZGI SHORT DURATION HIGH INC INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,506,413.559	5.88%
	ALLIANZGI SHORT DURATION HIGH INC INST	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,013,338.450	5.05%
	ALLIANZGI SHORT DURATION HIGH INCOME P	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	6,087,619.704	10.21%
	ALLIANZGI SHORT DURATION HIGH INCOME P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	4,345,368.173	7.28%
a,	ALLIANZGI SHORT TERM BOND FUND INST	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	410,975.837	34.32%
	ALLIANZGI SHORT TERM BOND FUND INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI MULTI ASSET INCOME FUND ATTN PAUL PIETRANICO 1633 BROADWAY NEW YORK NY 10019-6708	244,611.117	20.43%
	ALLIANZGI SHORT TERM BOND FUND INST	ALLIANZGI MULTI-SERIES RETIREMENT CIT DYNAMIC M A 1100 ABERNATHY RD STE 400 ATLANTA GA 30328-5634	159,750.480	13.34%

Appendix H

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI STRUCTURED RETURN INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	493,796.803	14.18%
ALLIANZGI STRUCTURED RETURN INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	230,695.442	6.62%
ALLIANZGI STRUCTURED RETURN INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	210,334.884	6.04%
ALLIANZGI STRUCTURED RETURN INST	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	203,979.404	5.86%
ALLIANZGI STRUCTURED RETURN P	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	544,581.114	15.64%
ALLIANZGI STRUCTURED RETURN R6	DCGT AS TTEE AND/OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	448,005.366	12.86%
ALLIANZGI WATER A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,236,777.213	5.56%
ALLIANZGI WATER INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,236,066.860	8.05%
ALLIANZGI WATER INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,226,306.896	8.02%
ALLIANZGI WATER P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,530,049.065	11.27%
ALLIANZGI WATER P	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2,305,070.706	5.73%

SCAN TO
VIEW MATERIALS & VOTE
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://www.viewproxy.com/ allianzfunds/broadridgevsm/
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D24047-S09821 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
The Board of Trustees recommends you vote FOR the following: For Withhold For All To withhold authority to vote for any individual
All All Except nominee(s), mark “For All Except” and write the
1. Election of Trustees name(s) of the nominee(s) on the line below.
02) 01) Donald C. Burke 08) Phillip R. McLoughlin
Sarah E. Cogan 09) Geraldine M. McNamara
03) Deborah A. DeCotis 10) James M. Oates
04) F. Ford Drummond 11) R. Keith Walton
05) Sidney E. Harris 12) Brian T. Zino
06) John R. Mallin 13) George R. Aylward
07) Connie D. McDaniel
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2020:
The Proxy Statement is available at www.proxyvote.com
D24048-S09821
PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2020
KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of the series of Allianz Funds (“Allianz Funds”) and Allianz Funds Multi-Strategy Trust (“MST,” and together with Allianz Funds, the “Trusts,” and each series thereof a “Fund” and together, the “Funds”), hereby appoint Thomas J. Fuccillo, Scott Whisten and Angela Borreggine and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held virtually on October 28, 2020, at 10:00 a.m. Eastern Time and at any adjournment thereof. To register to attend the virtual meeting go to https://www.viewproxy.com/allianzfunds/broadridgevsm/. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EACH TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
SCAN TO
VIEW MATERIALS & VOTE
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://www.viewproxy.com/ allianzfunds/broadridgevsm/
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D24049-S09821 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
The Board of Trustees recommends you vote FOR the following: For Withhold For All To withhold authority to vote for any individual
All All Except nominee(s), mark “For All Except” and write the
1. Election of Trustees name(s) of the nominee(s) on the line below.
02) 01) Donald C. Burke 08) Phillip R. McLoughlin
Sarah E. Cogan 09) Geraldine M. McNamara
03) Deborah A. DeCotis 10) James M. Oates
04) F. Ford Drummond 11) R. Keith Walton
05) Sidney E. Harris 12) Brian T. Zino
06) John R. Mallin 13) George R. Aylward
07) Connie D. McDaniel
The Board of Trustees recommends you vote FOR the following proposals: For Against Abstain
2. To approve an Investment Management Agreement between the Trust, on behalf of the Fund, and Virtus Investment Advisers, Inc.
3a. To approve a Subadvisory Agreement by and among the Trust, Virtus Investment Advisers, Inc. and AllianzGI U.S. LLC.
4. To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to the Fund, to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner.
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2020:
The Proxy Statement is available at www.proxyvote.com
D24050-S09821
PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2020
KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of the series of Allianz Funds (“Allianz Funds”) and Allianz Funds Multi-Strategy Trust (“MST,” and together with Allianz Funds, the “Trusts,” and each series thereof a “Fund” and together, the “Funds”), hereby appoint Thomas J. Fuccillo, Scott Whisten and Angela Borreggine and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held virtually on October 28, 2020, at 10:00 a.m. Eastern Time and at any adjournment thereof. To register to attend the virtual meeting go to https://www.viewproxy.com/allianzfunds/broadridgevsm/. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposals. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EACH TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
SCAN TO
VIEW MATERIALS & VOTE
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://www.viewproxy.com/ allianzfunds/broadridgevsm/
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D24051-S09821 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
The Board of Trustees recommends you vote FOR the following: For Withhold For All To withhold authority to vote for any individual
All All Except nominee(s), mark “For All Except” and write the
1. Election of Trustees name(s) of the nominee(s) on the line below.
02) 01) Donald C. Burke 08) Phillip R. McLoughlin
Sarah E. Cogan 09) Geraldine M. McNamara
03) Deborah A. DeCotis 10) James M. Oates
04) F. Ford Drummond 11) R. Keith Walton
05) Sidney E. Harris 12) Brian T. Zino
06) John R. Mallin 13) George R. Aylward
07) Connie D. McDaniel
The Board of Trustees recommends you vote FOR the following proposals: For Against Abstain
2. To approve an Investment Management Agreement between the Trust, on behalf of the Fund, and Virtus Investment Advisers, Inc.
3b. To approve a Subadvisory Agreement by and among the Trust, Virtus Investment Advisers, Inc. and NFJ Investment Group, LLC.
4. To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to the Fund, to hire, terminate and replace affiliated (both !
wholly-owned and partially-owned) and unaffiliated subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner.
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2020:
The Proxy Statement is available at www.proxyvote.com
PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2020
KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of the series of Allianz Funds (“Allianz Funds”) and Allianz Funds Multi-Strategy Trust (“MST,” and together with Allianz Funds, the “Trusts,” and each series thereof a “Fund” and together, the “Funds”), hereby appoint Thomas J. Fuccillo, Scott Whisten and Angela Borreggine and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held virtually on October 28, 2020, at 10:00 a.m. Eastern Time and at any adjournment thereof. To register to attend the virtual meeting go to https://www.viewproxy.com/allianzfunds/broadridgevsm/. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposals. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EACH TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
SCAN TO
VIEW MATERIALS & VOTE
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://www.viewproxy.com/ allianzfunds/broadridgevsm/
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D24053-S09821 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
The Board of Trustees recommends you vote FOR the following: For Withhold For All To withhold authority to vote for any individual
All All Except nominee(s), mark “For All Except” and write the
1. Election of Trustees name(s) of the nominee(s) on the line below.
02) 01) Donald C. Burke 08) Phillip R. McLoughlin
Sarah E. Cogan 09) Geraldine M. McNamara
03) Deborah A. DeCotis 10) James M. Oates
04) F. Ford Drummond 11) R. Keith Walton
05) Sidney E. Harris 12) Brian T. Zino
06) John R. Mallin 13) George R. Aylward
07) Connie D. McDaniel
The Board of Trustees recommends you vote FOR the following proposals: For Against Abstain
2. To approve an Investment Management Agreement between the Trust, on behalf of the Fund, and Virtus Investment Advisers, Inc.
3a. To approve a Subadvisory Agreement by and among the Trust, Virtus Investment Advisers, Inc. and AllianzGI U.S. LLC.
4. To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to the Fund, to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner.
5. Approval of a change in the classification of AllianzGI Focused Growth Fund from a “diversified” fund to a “non-diversified” fund by Shareholders of the Fund.
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2020:
The Proxy Statement is available at www.proxyvote.com
D24054-S09821
PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2020
KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of the series of Allianz Funds (“Allianz Funds”) and Allianz Funds Multi-Strategy Trust (“MST,” and together with Allianz Funds, the “Trusts,” and each series thereof a “Fund” and together, the “Funds”), hereby appoint Thomas J. Fuccillo, Scott Whisten and Angela Borreggine and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held virtually on October 28, 2020, at 10:00 a.m. Eastern Time and at any adjournment thereof. To register to attend the virtual meeting go to https://www.viewproxy.com/allianzfunds/broadridgevsm/. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposals. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EACH TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.